                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-21333
                                              -----------------------

                 Nuveen Preferred and Convertible Income Fund 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2006
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                 ANNUAL REPORT DECEMBER 31, 2006

                        NUVEEN INVESTMENTS
                        CLOSED-END
                        FUNDS

            NUVEEN PREFERRED
             AND CONVERTIBLE
                 INCOME FUND
                         JPC

            NUVEEN PREFERRED
             AND CONVERTIBLE
               INCOME FUND 2
                         JQC

                        ATTRACTIVE MONTHLY DISTRIBUTIONS
                        FROM A PORTFOLIO OF
                        PREFERRED AND CONVERTIBLE
                        SECURITIES, DOMESTIC AND FOREIGN
                        EQUITIES, AND DEBT INSTRUMENTS

                                                                     NUVEEN LOGO

COVER PHOTO
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

         WWW.INVESTORDELIVERY.COM             OR       WWW.NUVEEN.COM/ACCOUNTACCESS
         if you get your Nuveen Fund                   if you get your Nuveen Fund
         dividends and statements from                 dividends and statements directly
         your financial advisor or                     from Nuveen.
         brokerage account.
         (Be sure to have the address
         sheet that accompanied this
         report handy. You'll need it to
         complete the enrollment process.)

                                                                     NUVEEN LOGO

                                                    (TIMOTHY SCHWERTFEGER PHOTO)
                                                         Timothy R. Schwertfeger
                                                           Chairman of the Board


     CHAIRMAN'S
           LETTER TO SHAREHOLDERS

      Dear Shareholder,

      I am very pleased to report that over the twelve-month period covered by this report, your Fund continued to provide you with attractive monthly distributions from a diversified portfolio of quality preferred securities, convertible securities, high yield debt and equities. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

      During 2006, the Board of Trustees' of each Fund authorized a series of changes to the Funds' investment and distribution policies. These changes were designed to enhance the Funds' ability to meet their investment objectives by providing for increased portfolio management flexibility, greater diversification, and increased capital appreciation potential over time through direct equity exposure. I urge you to review the Investment Strategy and Management Update section of this report for more detailed information. Some of these changes will require shareholder approval and you will receive proxy materials in the mail soon. I encourage you to read the complete proxy statement and vote.

      As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy - just follow the step-by-step instructions.

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

(TIMOTHY SCHWERFEGER SIG)
Timothy R. Schwertfeger
Chairman of the Board

February 15, 2007

Nuveen Investments Closed-End Funds (JPC and JQC)

INVESTMENT STRATEGY AND MANAGEMENT
        UPDATE

ON NOVEMBER 22, 2006, the Funds' Board of Trustees approved certain investment policy changes designed to provide both Funds with greater flexibility to pursue their investment objectives of high current income and total return. The following changes were approved for each Fund:

     - Eliminating the requirement to invest a minimum of each Fund's managed assets in preferred and/or convertible securities

     - Expanding the Funds' direct equity investment types to include both domestic and international equities

     - Increasing the percentage of the Funds' managed assets that may be invested directly in equity securities

     - Adding Tradewinds NWQ Global Investors, LLC, as a sub-adviser to manage a portion of each Fund's direct equity investments, subject to shareholder approval

Reflecting these enhancements, the Funds also plan to change their names to the Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC). The anticipated implementation date for these changes is on or about April 11, 2007, assuming shareholder approval of Tradewinds NWQ Global Investors, LLC as one of the Fund's sub-advisers.

Shareholders will receive more information and proxy materials for the upcoming shareholder vote in the coming weeks.

ON APRIL 28, 2006, the Funds received authorization from their Board of Trustees to expand the range of permissible investments and implement a managed distribution policy. Symphony, which acts as sub-advisor for approximately 20% of each Fund's portfolio, was allowed to diversify its debt investments across high-yield bonds, senior loans and convertible securities, as well as invest up to 10% of each Fund's portfolio in equity securities. These changes were intended to better enable the Funds to meet their investment objectives and provide for increased capital appreciation potential over time.

The investment parameters for the Funds' other sub-advisors, Spectrum and Froley, Revy, did not change. Additionally, the Funds' new managed distribution policy gives each Fund the flexibility to draw upon net investment income as well as realized and unrealized portfolio gains and non-taxable returns of principal when making its monthly distributions to common shareholders. See the Distribution and Share Price Information section of this report immediately following the Portfolio Manager's Comments for more details about this managed distribution policy.

Nuveen Investments Closed-End Funds (JPC and JQC)

PORTFOLIO MANAGERS'
          COMMENTS

In 2006, these Funds were subadvised by a team of specialists from Spectrum Asset Management, Inc., (Spectrum) Froley, Revy Investment Co., Inc. (Froley,
Revy), and Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments.

Spectrum, an affiliate of Principal Capital(SM), manages the preferred securities portion of each Fund's portfolio. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team.

Froley, Revy, one of the oldest firms specializing in convertible securities, manages that portion of each Fund's portfolio. Their investment team is led by Andrea Revy O'Connell and Michael Revy, who each have more than 10 years experience in convertible securities investing.

The Symphony team managing the high yield securities and other debt and equity instruments in both Funds is led by Igor Lotsvin.

Here representatives from Spectrum; Froley, Revy; and Symphony talk about their management strategies and the performance of both Funds for the 12-month period ended December 31, 2006.

WHAT WERE THE GENERAL ECONOMIC AND MARKET CONDITIONS YOU FACED DURING THIS ANNUAL REPORTING PERIOD ENDED DECEMBER 31, 2006?
In 2006, the U.S. economy benefited from increased flexibility stemming mainly from productivity advancements and globalization, which seems to be reducing the reliance on monetary policy actions to offset unexpected shocks. We began the year still in the midst of a Federal Reserve Bank (Fed) tightening cycle. Our departing Fed Chairman, Alan Greenspan warned, "History cautions that people experiencing long periods of relative stability are prone to excess. We must thus remain vigilant against complacency, especially since several important economic challenges confront policymakers in the years ahead." Chairman Greenspan's work was complete and Fed Chairman, Ben Bernanke, took the helm. By June and after two full years of rate tightening, the Fed finally paused with Fed Funds at 5.25%. The uncertainty of the Fed's actions throughout the year led to a fair amount of volatility in the long end of the bond market as the 30-year Treasury bond traded as high as 5.31% only to rally for the entire summer and close the year at 4.81%, just 27 basis points cheaper than where it started in January. The bond rally in the 2nd half of the year lead to a U.S. Treasury yield curve inversion which is continuing for 7 months running now. In order to put a perspective on yield curve inversions, note that the U.S. has experienced 5 inversions since the 1970s with the average length of time being 12 months and the longest being 19 months. We do not think that this inversion will last too much longer because, according to the Fed, "economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market." Notably, the extended housing market was a concern of the Fed and its orderly cooling is indeed a policy victory. Nonetheless, Chairman Bernanke still has lingering concerns over inflation risks even though the pressures seem likely to moderate along with slowing aggregate demand around the globe.

There were some very good buying opportunities in the preferred sleeves of the Funds during the year. We were able to take advantage of several closed-end funds that were under-priced and confusion in the hybrid preferred market due to the National Association of Insurance Commissioners' (NAIC) classification of several preferred structures as common equity. As about 25% of the hybrid capital securities market was comprised of insurance company buyers traditionally, the IPO market for institutional deals took a timeout in April thanks to the NAIC, only to come back strong in May (continuing through December) as it became evident that the buyer base went significantly beyond insurance companies to newer buyers such as hedge funds and traditional corporate bond. Even the $25 par preferred market has found new buyer breadth as equity income and balanced funds are the latest institutional buyers competing with retail. Overall, new issuance in hybrid-preferred securities set a record of over $74 billion -- about 60% more than the issuance amount last year, which at the time was also a record year.

Convertibles ended 2006 with positive returns and kept close pace with the underlying equities. For 2006, the Merrill Lynch All Convertibles Index was up 12.8%, with the underlying equities up 14.7%. Mirroring the bond market, the Speculative Grade Index outperformed the Investment Grade Index, posting a 13.8% return for the year. Many of the fallen angels of 2005 ended up outperforming in 2006, in particular automotives and airlines. Convertibles across all sectors performed well in 2006, with Materials (up 30.3%) the best performing sector.

High yield new issuance soared in 2006, helped by a large pickup in Leveraged Buyout (LBO) activity. Landmark deals during the year included HCA, which agreed to be acquired by a consortium of private equity investors for $33 billion in July, and Freescale Semiconductor, which agreed to be purchased by private equity group for $17.6 billion in September. The total new issue volume for the twelve-month period was $114.8 billion, a $33.6 billion increase from 2005 new issuance. While supply was large, there was plenty of demand in the market to absorb it, especially from hedge funds.

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?
In 2006, the Funds continued to allocate their assets in order to maintain a strategic asset mix of approximately 70% in income-oriented debt securities and 30% in equities and equity-like securities. (In response to market changes over time, Nuveen Asset Management, together with the funds' sub-advisers, will determine how best to allocate each fund's assets among the fund's sub-advisors, consistent with the fund's objectives and strategic asset allocation target.)

PLEASE SEE THE INVESTMENT STRATEGY AND MANAGEMENT UPDATE FROM NUVEEN FOR MORE INFORMATION REGARDING THE FUNDS' STRATEGY

HOW DID THE FUNDS PERFORM OVER THE TWELVE-MONTHS ENDED DECEMBER 31, 2006?

The performance of each Fund, as well as the performance of comparative benchmark is shown below:

TOTAL RETURN ON NET ASSET VALUE
For the 12-month period ended December 31, 2006

--------------------------------------------------------------------------------------------
JPC                                 8.71%
--------------------------------------------------------------------------------------------
JQC                                 8.73%
--------------------------------------------------------------------------------------------
Comparative benchmark(1)            9.28%
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1 Comparative benchmark performance is a blended return consisting of: 1) 33% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred issues with outstanding market values of at least $30 million and at least one year to maturity; 2) 27% of the Lehman Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency; 3) 30% of the Merrill Lynch All U.S. Convertibles Index, consisting of approximately 575 securities with par value greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S.; and 4) 10% of the CSFB High Yield Index, which includes approximately $375 billion of $US-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade. Index returns do not include the effects of any management fees or fund expenses. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------


Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

For more information, please see the individual Performance Overview pages in this report.

As indicated in the accompanying table, both Funds posted positive results for the twelve-month period.

In the Preferred Securities sleeves of the Funds, we generally maintained the 60/40 portfolio mix between the $25 par preferred sector and the Capital Securities sector. Dividends Received Deduction (DRDs) Tax-Advantaged securities were sold as spreads tightened from the cheap positioning that took place in 2005. The sale proceeds were reinvested roughly equally in fully taxable $25 par securities and in competitor closed-end funds (CEFs) that were priced at discounts to their Net Asset Value trading price.

We continued to opportunistically increase the Funds' concentration in DRDs due to the relative attractiveness of the sector that carried over from 2005 into the first quarter of 2006. As the year progressed and spreads tightened while other sectors widened, we took some profits with spreads as much as 85 basis points tighter in order to redeploy proceeds into CEFs and newer hybrid issues. We also switched from $25 par paper and capital securities that were soon callable and into relatively cheap bullet capital securities and perpetual preferreds where structure paid us well. We benefited from the capital performance of the IPO market for floating rate DRD paper.

In the convertibles sleeve of JPC and JQC the Financials, Media, Transportation and Utilities sectors benefited the portfolio relative to the index.

Financials represent the largest sector in the convertible universe at just under 20%. Over the period, our exposure to financials in the Funds increased. The fundamentals of the financial sector improved throughout the year and the higher credit quality of the financial sector also contributed to our market weight relative to the index. Relative to the ML All Convertibles Index, our financial sector holdings have significantly lower investment value premiums, making the sector very attractive.

Our superior convertible security selection in the Media sector also contributed significantly to performance. The portfolios benefited from the Interpublic Group floating rate issue as well as Walt Disney and Time Warner who were also strong contributors to performance due to company specific issues. Technology also benefited performance for the year. The portfolios had an equal weight relative to the index, but our security selection again contributed to performance. In addition, our overweight position in RF Micro Devices contributed to total performance. Convertibles issued by Metlife, Alleghany, and Merrill Lynch contributed to the portfolio's out-performance over the year.

In the high yield portion of the Funds, we continued to employ a value-oriented strategy, focusing on relatively higher quality credits with strong fundamental business models, more diversified revenue streams, strong asset coverage and relatively low earnings volatility. We stayed away from positions with escalating credit issues, limited upside potential, or significant downside risk with weak asset protection.

The Funds had several positions that constrained performance over this reporting period.

In the preferred sleeve of JPC and JQC while the added volatility in the "enhanced equity" hybrid and Tier 1 spaces provided some trading opportunities for the funds, it also slowed performance, as we were long the sector, as well. We also made a decision to stop selling the callable hybrid securities because it became unclear whether or not the issuers would have adequate incentive to call them. As a result, the portfolio duration was consciously lower than our benchmark and switches for lower yield and more duration became less attractive than holding for high income and low duration. This served the primary income objective very well, but the capital performance of the fund was a bit slower than it likely would have been otherwise when spreads tightened in the second half of the year.

Very similar to the first half of 2006, Consumer Discretionary performance lagged ML All Convertibles Index due to an underweight in General Motors. In the Materials sector, the Funds did not own Titanium Metals. The security is nearly impossible to invest in; is highly illiquid and 65+% is held by the Chairman of the company. However, behind the largest issues in the index (GM and Ford), Titanium Metals added 30bps to the performance of the Index in 2006. Health Care and Energy also detracted from total performance. Specific names that led to the portfolio underperformance include Nabors Industries in the Energy sector and CV Therapeutics in the Health Care sector. Both issues had a larger position in the portfolio versus the index. In addition to the specific issues, the Health Care sector relative to the broader index suffered from slight underperformance.

Another factor that hindered the benchmark-relative performance of the portfolios' convertibles securities investments was the investment policies limiting investments in CCC-rated securities to no more than 5% of a Fund's net assets. The CCC-rated securities were up over 35% for the year in ML All Convertibles Index and the inability to more fully participate in this sector detracted from the overall performance of the Funds' allocation to convertible securities.

In the high yield sleeve, our strategy of investing in higher quality names allowed us to reduce the overall risk in the portfolio; however, it limited our exposure to some of the upside in the high yield market from lower rated credits which outperformed higher rated credits. Within the CS High Yield Index, distressed credits returned close to 40%, CCC/Split CCC rated credits returned close to 20%, B rated credits returned close to 11%, and BB rated credits returned 8%.

DISTRIBUTION AND SHARE PRICE
        INFORMATION

DISTRIBUTION INFORMATION

Each of these Funds issues FundPreferred(TM) shares and uses financial leverage in an effort to enhance its distribution-paying capabilities. While this strategy adds volatility to a Fund's net asset value and share price, it generally enhances the amount of income the Fund has to distribute to its common shareholders. The extent of this benefit is tied in part to the short-term rates these Funds pay their FundPreferred shareholders. As short-term rates rose through this reporting period, the Funds paid higher dividends to their FundPreferred shareholders.

Effective with the distribution payable June 1, 2006, the Funds began implementing a Managed Distribution Policy. Under this policy, the Funds will make monthly distributions of a stated dollar amount per common share, comprised of net investment income, realized capital gains and/or, if necessary, non-taxable distributions (which generally are expected to represent unrealized capital appreciation).

Over this twelve month reporting period, both JPC and JQC announced increases in their monthly distribution to shareholders. JPC increased its monthly distribution to $0.095 from $0.085 a share. JQC increased its monthly distribution to $0.095 from $0.084 per share.

The goal of a managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular monthly distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:
  - Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.
  - Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) fund net asset value.

  - Each month's distributions are expected to be paid from some or all of the following sources:
       - net investment income (regular interest and dividends),
       - realized capital gains, and
       - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions)
  - A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the fund's total return exceeds distributions.
  - Because distribution source estimates are updated monthly during the year, based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), these estimates may differ from both the tax information reported to you in your Fund's 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2006. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet each Fund's distributions. Information regarding such distributions in the future will likely vary based on the Fund's investment activities and portfolio investment value changes at that time.

DISTRIBUTION AND SHARE PRICE
        INFORMATION (continued)

------------------------------------------------------------------------------------------
    AS OF 12/31/2006                                                    JPC        JQC
------------------------------------------------------------------------------------------
    Inception date                                                  3/26/03    6/25/03
    Calendar Year:
      Per share distribution:
        From net investment income                                    $0.87      $0.93
        From short-term capital gains                                 $0.01      $0.01
        From long-term capital gains                                  $0.07      $0.08
        From return of capital                                        $0.15      $0.08
                                                                    -------    -------
      Total per share distribution                                    $1.10      $1.10
                                                                    -------    -------
      Distribution rate on NAV                                        7.71%      7.70%
    One-year total return on NAV                                      8.71%      8.73%
    Annualized since inception total return on NAV                    8.72%      7.95%
------------------------------------------------------------------------------------------

SHARE REPURCHASE AND SHARE PRICE INFORMATION

On February 3, 2006, the Funds' Board of Trustees approved an open market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Funds' common shares. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding common shares. As of December 31, 2006, JPC had repurchased 432,200 common shares and JQC had repurchased 511,200 common shares.

At the end of the reporting period, the Funds' share prices were trading relative to their NAVs as shown in the accompanying table:

                         AS OF 12/31/06                        12-MONTH AVERAGE
                       PREMIUM DISCOUNT                                DISCOUNT
-------------------------------------------------------------------------------
JPC                               0.21%                                -8.91%
-------------------------------------------------------------------------------
JQC                              -1.26%                                -9.62%
-------------------------------------------------------------------------------

Nuveen Preferred and Convertible Income Fund
JPC

PERFORMANCE
     OVERVIEW As of December 31, 2006

(PORTFOLIO ALLOCATION PIE CHART)
(as a % of total investments)

--------------------------------------------------------------------------------
$25 Par (or similar) Preferred Securities                                  32.8%
--------------------------------------------------------------------------------
Convertible Bonds                                                          24.5%
--------------------------------------------------------------------------------
Capital Preferred Securities                                               19.5%
--------------------------------------------------------------------------------
Corporate Bonds                                                             7.8%
--------------------------------------------------------------------------------
Common Stocks                                                               6.7%
--------------------------------------------------------------------------------
Convertible Preferred Securities                                            5.8%
--------------------------------------------------------------------------------
Variable Rate Senior Loan Interests                                         1.3%
--------------------------------------------------------------------------------
Investment Companies                                                        0.9%
--------------------------------------------------------------------------------
Short-Term Investments                                                      0.7%
--------------------------------------------------------------------------------

(2006 MONTHLY DISTRIBUTIONS PER SHARE BAR CHART)

Jan                                                                        0.085
Feb                                                                        0.085
Mar                                                                        0.085
Apr                                                                        0.085
May                                                                        0.095
Jun                                                                        0.095
Jul                                                                        0.095
Aug                                                                        0.095
Sep                                                                        0.095
Oct                                                                        0.095
Nov                                                                        0.095
Dec                                                                        0.095

(SHARE PRICE PERFORMANCE CHART)

Past performances is not predictive of future results.

1/01/06                                                                    12.17
                                                                           12.37
                                                                           12.47
                                                                           12.51
                                                                           12.53
                                                                           12.71
                                                                           12.76
                                                                           12.70
                                                                           12.71
                                                                           12.75
                                                                           12.53
                                                                           12.53
                                                                           12.62
                                                                           12.38
                                                                           12.27
                                                                           11.98
                                                                           12.03
                                                                           12.12
                                                                           12.45
                                                                           12.45
                                                                           12.43
                                                                           12.36
                                                                           12.51
                                                                           12.41
                                                                           12.22
                                                                           12.28
                                                                           12.29
                                                                           12.38
                                                                           12.42
                                                                           12.46
                                                                           12.44
                                                                           12.78
                                                                           13.00
                                                                           13.08
                                                                           13.19
                                                                           13.33
                                                                           13.51
                                                                           13.32
                                                                           13.58
                                                                           13.69
                                                                           13.76
                                                                           13.93
                                                                           13.63
                                                                           13.85
                                                                           14.06
                                                                           13.69
                                                                           13.95
                                                                           13.87
                                                                           13.95
                                                                           14.02
                                                                           14.18
                                                                           14.32
                                                                           14.22
                                                                           14.26
                                                                           14.29
12/31/06                                                                   14.26


FUND SNAPSHOT

--------------------------------------------------------------------------------
Common Share Price                                                        $14.29
--------------------------------------------------------------------------------
Common Share Net Asset Value                                              $14.26
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  0.21%
--------------------------------------------------------------------------------
Current Distribution Rate(1)                                               7.98%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $1,421,951
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/26/03)

--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
1-Year                                                        29.81%       8.71%

--------------------------------------------------------------------------------
Since
Inception                                                      8.07%       8.72%

--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

--------------------------------------------------------------------------------
Commercial Banks                                                           19.0%
--------------------------------------------------------------------------------
Insurance                                                                  10.7%
--------------------------------------------------------------------------------
Real Estate                                                                10.4%
--------------------------------------------------------------------------------
Capital Markets                                                             7.2%
--------------------------------------------------------------------------------
Media                                                                       5.5%
--------------------------------------------------------------------------------
Diversified Financial Services                                              4.8%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 2.5%
--------------------------------------------------------------------------------
Biotechnology                                                               2.4%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                  2.3%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               2.1%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 1.8%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         1.8%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             1.7%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      1.7%
--------------------------------------------------------------------------------
Software                                                                    1.6%
--------------------------------------------------------------------------------
Semiconductors & Equipment                                                  1.5%
--------------------------------------------------------------------------------
Computers & Peripherals                                                     1.5%
--------------------------------------------------------------------------------
Communications Equipment                                                    1.4%
--------------------------------------------------------------------------------
Health Care Equipment & Supplies                                            1.4%
--------------------------------------------------------------------------------
Electric Utilities                                                          1.3%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            1.3%
--------------------------------------------------------------------------------
Automobiles                                                                 1.2%
--------------------------------------------------------------------------------
Short-Term Investments                                                      0.7%
--------------------------------------------------------------------------------
Other                                                                      14.2%
--------------------------------------------------------------------------------


TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

--------------------------------------------------------------------------------
Wachovia Corporation                                                        2.0%
--------------------------------------------------------------------------------
ING Group N.V.                                                              1.7%
--------------------------------------------------------------------------------
Morgan Stanley                                                              1.6%
--------------------------------------------------------------------------------
Union Planters Corporation                                                  1.6%
--------------------------------------------------------------------------------
Countrywide Financial Corporation                                           1.5%
--------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Nuveen Preferred and Convertible Income Fund 2
JQC

PERFORMANCE
     OVERVIEW As of December 31, 2006

(PORTFOLIO ALLOCATION PIE CHART)
(as a % of total investments)

--------------------------------------------------------------------------------
$25 Par (or similar) Preferred Securities                                  29.8%
--------------------------------------------------------------------------------
Convertible Bonds                                                          24.6%
--------------------------------------------------------------------------------
Capital Preferred Securities                                               22.3%
--------------------------------------------------------------------------------
Corporate Bonds                                                             8.4%
--------------------------------------------------------------------------------
Common Stocks                                                               6.7%
--------------------------------------------------------------------------------
Convertible Preferred Securities                                            5.9%
--------------------------------------------------------------------------------
Variable Rate Senior Loan Interests                                         1.0%
--------------------------------------------------------------------------------
Investment Companies                                                        0.9%
--------------------------------------------------------------------------------
Short-Term Investments                                                      0.4%
--------------------------------------------------------------------------------

(2006 MONTHLY DISTRIBUTIONS PER SHARE BAR CHART)

Jan                                                                        0.084
Feb                                                                        0.084
Mar                                                                        0.084
Apr                                                                        0.084
May                                                                        0.095
Jun                                                                        0.095
Jul                                                                        0.095
Aug                                                                        0.095
Sep                                                                        0.095
Oct                                                                        0.095
Nov                                                                        0.095
Dec                                                                        0.095

(SHARE PRICE PERFORMANCE CHART)
Past performance is not predictive of future results.

1/01/06                                                                    12.18
                                                                           12.43
                                                                           12.49
                                                                           12.50
                                                                           12.44
                                                                           12.49
                                                                           12.64
                                                                           12.55
                                                                           12.57
                                                                           12.58
                                                                           12.30
                                                                           12.38
                                                                           12.43
                                                                           12.34
                                                                           12.26
                                                                           11.97
                                                                           12.02
                                                                           12.10
                                                                           12.38
                                                                           12.35
                                                                           12.32
                                                                           12.37
                                                                           12.52
                                                                           12.47
                                                                           12.27
                                                                           12.26
                                                                           12.28
                                                                           12.38
                                                                           12.44
                                                                           12.41
                                                                           12.49
                                                                           12.74
                                                                           13.02
                                                                           13.15
                                                                           13.22
                                                                           13.32
                                                                           13.46
                                                                           13.29
                                                                           13.54
                                                                           13.68
                                                                           13.69
                                                                           13.87
                                                                           13.64
                                                                           13.80
                                                                           13.90
                                                                           13.62
                                                                           13.91
                                                                           13.89
                                                                           13.93
                                                                           14.05
                                                                           14.27
                                                                           14.29
                                                                           14.22
                                                                           14.07
                                                                           14.11
12/31/06                                                                   14.29


FUND SNAPSHOT

--------------------------------------------------------------------------------
Common Share Price                                                        $14.11
--------------------------------------------------------------------------------
Common Share Net Asset Value                                              $14.29
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -1.26%
--------------------------------------------------------------------------------
Current Distribution Rate(1)                                               8.08%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $2,008,154
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 6/25/03)

--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
1-Year                                                       26.71%        8.73%

--------------------------------------------------------------------------------
Since
Inception                                                     6.81%        7.95%

--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

--------------------------------------------------------------------------------
Commercial Banks                                                           18.8%
--------------------------------------------------------------------------------
Insurance                                                                  12.2%
--------------------------------------------------------------------------------
Real Estate                                                                 8.6%
--------------------------------------------------------------------------------
Capital Markets                                                             6.8%
--------------------------------------------------------------------------------
Media                                                                       6.6%
--------------------------------------------------------------------------------
Diversified Financial Services                                              6.3%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 2.5%
--------------------------------------------------------------------------------
Biotechnology                                                               2.4%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               2.1%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      1.9%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 1.8%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         1.8%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             1.7%
--------------------------------------------------------------------------------
Computers & Peripherals                                                     1.5%
--------------------------------------------------------------------------------
Semiconductors & Equipment                                                  1.5%
--------------------------------------------------------------------------------
Software                                                                    1.5%
--------------------------------------------------------------------------------
Communications Equipment                                                    1.5%
--------------------------------------------------------------------------------
Health Care Equipment & Supplies                                            1.4%
--------------------------------------------------------------------------------
Automobiles                                                                 1.2%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                  1.2%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            1.2%
--------------------------------------------------------------------------------
Short-Term Investments                                                      0.4%
--------------------------------------------------------------------------------
Other                                                                      15.1%
--------------------------------------------------------------------------------


TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

--------------------------------------------------------------------------------
Wachovia Corporation                                                        2.1%
--------------------------------------------------------------------------------
JPMorgan Chase & Company                                                    2.1%
--------------------------------------------------------------------------------
Merrill Lynch and Company Inc.                                              2.0%
--------------------------------------------------------------------------------
Citigroup Inc.                                                              1.7%
--------------------------------------------------------------------------------
Washington Mutual                                                           1.6%
--------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Preferred and Convertible Income Fund and Nuveen Preferred and Convertible Income Fund 2 (the "Funds") as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Preferred and Convertible Income Fund and Nuveen Preferred and Convertible Income Fund 2 at December 31, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                            (ERNST & YOUNG LLP LOGO)

Chicago, Illinois
February 20, 2007

Nuveen Preferred and Convertible Income Fund (JPC)

Portfolio of
        INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 10.0% (6.7% OF TOTAL INVESTMENTS)
             AEROSPACE & DEFENSE - 0.3%
    18,710   Boeing Company                                                                                  $    1,662,196
    18,626   Lockheed Martin Corporation                                                                          1,714,896
    11,060   Orbital Sciences Corporation, (2)                                                                      203,946
---------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                            3,581,038
             --------------------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS - 0.2%
    20,032   FedEx Corporation                                                                                    2,175,876
    11,840   Ryder System Inc.                                                                                      604,550
---------------------------------------------------------------------------------------------------------------------------
             Total Air Freight & Logistics                                                                        2,780,426
             --------------------------------------------------------------------------------------------------------------
             BEVERAGES - 0.1%
    25,300   Coca-Cola Company                                                                                    1,220,725
     8,306   Pepsi Bottling Group Inc.                                                                              256,738
---------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                      1,477,463
             --------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 0.3%
    14,790   Biogen Idec Inc., (2)                                                                                  727,520
     6,980   Cephalon, Inc., (2)                                                                                    491,462
    13,183   Genentech, Inc., (2)                                                                                 1,069,537
    21,878   Gilead Sciences, Inc., (2)                                                                           1,420,539
---------------------------------------------------------------------------------------------------------------------------
             Total Biotechnology                                                                                  3,709,058
             --------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 0.2%
    52,780   JPMorgan Chase & Co.                                                                                 2,549,274
    11,620   Lehman Brothers Holdings Inc.                                                                          907,754
---------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                3,457,028
             --------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.2%
    12,710   Air Products & Chemicals Inc.                                                                          893,259
    18,270   Airgas, Inc.                                                                                           740,300
    19,640   Ashland Inc.                                                                                         1,358,695
     7,740   Sparetech Corporation                                                                                  202,943
---------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                      3,195,197
             --------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 0.5%
    21,980   Bank of Hawaii Corporation                                                                           1,185,821
    14,630   Colonial BancGroup Inc.                                                                                376,576
     7,394   Greater Bay Bancorp                                                                                    194,684
    18,730   Mellon Financial Corporation                                                                           789,470
     9,530   Northern Trust Corporation                                                                             578,376
    31,300   PNC Financial Services Group, Inc.                                                                   2,317,452
     8,175   Sterling Bancshares Inc.                                                                               106,439
     4,760   Umpqua Holdings Corporation                                                                            140,087
    19,067   Washington Mutual, Inc.                                                                                867,358
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                               6,556,263
             --------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.6%
     6,260   Administaff, Inc.                                                                                      267,740
     4,343   American Ecology Corporation                                                                            80,389
     3,136   Consolidated Graphics Inc., (2)                                                                        185,244
    27,420   Convergys Corporation, (2)                                                                             652,048
     6,319   Corporate Executive Board Company                                                                      554,176
    22,480   Corrections Corporation of America, (2)                                                              1,016,770
    27,909   Global Payments Inc.                                                                                 1,292,187
     9,930   ITT Educational Services, Inc., (2)                                                                    659,054
    37,520   Republic Services, Inc.                                                                              1,525,938
    31,520   SEI Investments Company                                                                              1,877,331
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                 8,110,877
             --------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 0.1%
    83,360   Corning Incorporated, (2)                                                                       $    1,559,666
     3,543   Harris Corporation                                                                                     162,482
     9,710   Polycom Inc., (2)                                                                                      300,136
---------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                       2,022,284
             --------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.4%
    18,441   Apple Computer, Inc., (2)                                                                            1,564,534
    38,130   Hewlett-Packard Company                                                                              1,570,575
    22,900   Lexmark International, Inc., (2)                                                                     1,676,280
    36,563   Network Appliance Inc., (2)                                                                          1,436,195
---------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                        6,247,584
             --------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.1%
    13,130   Capital One Financial Corporation                                                                    1,008,647
---------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED CONSUMER SERVICES - 0.0%
    10,419   Jackson Hewitt Tax Services Inc.                                                                       353,933
---------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
    13,290   Alltel Corporation                                                                                     803,779
    25,420   AT&T Inc.                                                                                              908,765
     4,780   Cbeyond Inc., (2)                                                                                      146,220
     5,920   CT Communications, Inc.                                                                                135,686
    62,880   Sprint Nextel Corporation                                                                            1,187,803
---------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                         3,182,253
             --------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.3%
    21,740   Great Plains Energy Incorporated                                                                       691,332
    13,060   OGE Energy Corp.                                                                                       522,400
    34,950   PG&E Corporation                                                                                     1,654,184
    10,264   TXU Corporation                                                                                        556,411
    15,770   Xcel Energy, Inc.                                                                                      363,656
---------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                             3,787,983
             --------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 0.2%
    62,600   Emerson Electric Co.                                                                                 2,760,034
     4,244   Ormat Technologies Inc.                                                                                156,264
---------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                           2,916,298
             --------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
     3,420   American Science & Engineering Inc., (2)                                                               203,524
     4,704   Itron Inc., (2)                                                                                        243,855
    53,460   MEMC Electronic Materials, (2)                                                                       2,092,424
     9,308   Millipore Corporation, (2)                                                                             619,913
    10,194   Plexus Corporation, (2)                                                                                243,433
    10,387   Teledyne Technologies Inc., (2)                                                                        416,830
    15,874   Waters Corporation, (2)                                                                                777,350
---------------------------------------------------------------------------------------------------------------------------
             Total Electronic Equipment & Instruments                                                             4,597,329
             --------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 0.0%
     7,170   Matrix Service Company, (2)                                                                            115,437
     7,739   Unit Corporation, (2)                                                                                  374,955
---------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                      490,392
             --------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 0.2%
    36,880   Safeway Inc.                                                                                         1,274,573
    12,940   Whole Foods Market, Inc.                                                                               607,274
---------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                       1,881,847
             --------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.3%
    33,750   Campbell Soup Company                                                                                1,312,538
    80,670   ConAgra Foods, Inc.                                                                                  2,178,090
    14,290   H.J. Heinz Company                                                                                     643,193
    13,340   McCormick and Company Inc.                                                                             514,390
---------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                  4,648,211
             --------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.3%
    77,410   Energen Corporation                                                                                  3,633,625
    11,940   Questar Corporation                                                                                    991,617
---------------------------------------------------------------------------------------------------------------------------
             Total Gas Utilities                                                                                  4,625,242
             --------------------------------------------------------------------------------------------------------------

Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
    11,976   American Medical Systems Holdings, Inc., (2)                                                    $      221,796
    30,410   Baxter International Inc.                                                                            1,410,720
    16,290   Dade Behring Holdings Inc.                                                                             648,505
     7,072   Express Scripts, Inc., (2)                                                                             506,355
     8,470   Hillenbrand Industries                                                                                 482,197
    26,480   Hospira Inc., (2)                                                                                      889,198
     5,642   Surmodics Inc., (2)                                                                                    175,579
---------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                               4,334,350
             --------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.3%
     5,490   Centene Corporation, (2)                                                                               134,889
    10,206   Healthways Inc., (2)                                                                                   486,928
     3,980   Humana Inc., (2)                                                                                       220,134
     5,630   Mentor Corporation                                                                                     275,138
     6,830   Nighthawk Radiology Holdings Inc., (2)                                                                 174,165
    22,160   Quest Diagnostics Incorporated                                                                       1,174,480
    29,703   Wellcare Health Plans Inc., (2)                                                                      2,046,537
---------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                               4,512,271
             --------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 0.1%
    30,756   Choice Hotels International, Inc.                                                                    1,294,828
    11,334   Starbucks Corporation, (2)                                                                             401,450
---------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                  1,696,278
             --------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.1%
    36,551   Newell Rubbermaid Inc.                                                                               1,058,151
    11,780   Snap-on Incorporated                                                                                   561,199
---------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                             1,619,350
             --------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 0.2%
    37,900   Colgate-Palmolive Company                                                                            2,472,596
    13,297   Kimberly-Clark Corporation                                                                             903,531
---------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                             3,376,127
             --------------------------------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
    17,550   NRG Energy Inc., (2)                                                                                   982,976
---------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 0.1%
    21,130   General Electric Company                                                                               786,247
     2,720   Teleflex Inc.                                                                                          175,603
---------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                         961,850
             --------------------------------------------------------------------------------------------------------------
             INSURANCE - 0.6%
    36,445   AFLAC Incorporated                                                                                   1,676,470
    34,663   HCC Insurance Holdings Inc.                                                                          1,112,336
    45,317   Philadelphia Consolidated Holding Corporation, (2)                                                   2,019,326
     5,064   Tower Group Inc.                                                                                       157,338
   104,440   W.R. Berkley Corporation                                                                             3,604,224
---------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                      8,569,694
             --------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.0%
     2,806   Coldwater Creek Inc., (2)                                                                               68,803
---------------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 0.1%
     5,630   F5 Networks, Inc., (2)                                                                                 417,802
     1,236   Google Inc., Class A, (2)                                                                              569,153
---------------------------------------------------------------------------------------------------------------------------
             Total Internet Software & Services                                                                     986,955
             --------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.0%
    11,022   Websense Inc., (2)                                                                                     251,632
---------------------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.0%
    15,710   Marvel Entertainment Inc., (2)                                                                         422,756
---------------------------------------------------------------------------------------------------------------------------
             LIFE SCIENCES TOOLS & SERVICES - 0.0%
     2,500   Illumina Inc., (2)                                                                                      98,275
---------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 0.2%
     5,440   Flow International Corporation, (2)                                                                     59,949
     2,147   Freightcar America Inc.                                                                                119,051
     9,883   Harsco Corporation                                                                                     752,096
     7,130   Joy Global Inc.                                                                                        344,664

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             MACHINERY (continued)
     5,720   Paccar Inc.                                                                                     $      371,228
    10,857   Parker Hannifin Corporation                                                                            834,686
     2,650   Robbins & Myers, Inc.                                                                                  121,688
    10,780   Terex Corporation, (2)                                                                                 696,172
---------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                      3,299,534
             --------------------------------------------------------------------------------------------------------------
             MEDIA - 0.5%
     9,484   Comcast Corporation, Class A, (2)                                                                      401,458
    33,460   DIRECTV Group, Inc., (2)                                                                               834,492
    19,277   John Wiley and Sons Inc., Class A                                                                      741,586
    10,640   Liberty Global Inc., A Shares, (2)                                                                     310,156
    10,640   Liberty Global Inc., Class C, (2)                                                                      297,920
     5,731   Lodgenet Entertainment Corporation, (2)                                                                143,447
    43,840   McGraw-Hill Companies, Inc.                                                                          2,981,997
     7,900   NetFlix.com Inc., (2)                                                                                  204,294
    57,760   Time Warner Inc.                                                                                     1,258,013
---------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                          7,173,363
             --------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.0%
     3,280   Compass Minerals International, Inc.                                                                   103,517
---------------------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.3%
    21,400   Big Lots Inc., (2)                                                                                     490,488
    30,360   Dollar Tree Stores Inc., (2)                                                                           913,836
    34,780   Kohl's Corporation, (2)                                                                              2,379,995
---------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                               3,784,319
             --------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.4%
     4,640   Bill Barnett Corporation, (2)                                                                          126,254
     8,320   Cabot Oil & Gas Corporation                                                                            504,608
    24,520   EOG Resources, Inc.                                                                                  1,531,274
     5,920   Equitable Resources Inc.                                                                               247,160
     4,490   Houston Exploration Company, (2)                                                                       232,492
     7,436   Pioneer Drilling Company, (2)                                                                           98,750
     6,450   St Mary Land and Exploration Company                                                                   237,618
    20,405   Sunoco, Inc.                                                                                         1,272,456
    11,472   Valero Energy Corporation                                                                              586,908
    36,172   W&T Offshore Inc.                                                                                    1,111,204
---------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                    5,948,724
             --------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.1%
    18,590   Plum Creek Timber Company                                                                              740,812
---------------------------------------------------------------------------------------------------------------------------
             PERSONAL PRODUCTS - 0.2%
     5,200   NBTY Inc., (2)                                                                                         216,164
    16,790   Nutri System Inc., (2)                                                                               1,064,318
---------------------------------------------------------------------------------------------------------------------------
             Total Personal Products                                                                              1,280,482
             --------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.2%
     9,170   Abraxis Bioscience Inc., (2)                                                                           250,708
     9,930   Allergan Inc.                                                                                        1,189,018
     7,530   Johnson & Johnson                                                                                      497,131
    10,550   Merck & Co. Inc.                                                                                       459,980
     5,150   New River Pharmaceuticals Inc., (2)                                                                    281,757
     8,070   Pozen Inc., (2)                                                                                        137,109
---------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                2,815,703
             --------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 0.3%
     5,110   American Home Mortgage Investment Corp.                                                                179,463
     9,950   Camden Property Trust                                                                                  734,808
     9,091   Equity Inns Inc.                                                                                       145,092
     8,200   Health Care Property Investors Inc.                                                                    301,924
     6,286   LaSalle Hotel Properties                                                                               288,213
    11,830   Northstar Realty Finance Corporation                                                                   196,023
     8,196   Public Storage, Inc.                                                                                   799,110
     5,981   SL Green Realty Corporation                                                                            794,157
    10,381   Tanger Factory Outlet Centers                                                                          405,689
     1,903   Taubman Centers Inc.                                                                                    96,787
     9,703   United Dominion Realty Trust                                                                           308,458
---------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                    4,249,724
             --------------------------------------------------------------------------------------------------------------

Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 0.2%
    12,736   Advanced Micro Devices, Inc., (2)                                                               $      259,178
   125,820   Micron Technology, Inc., (2)                                                                         1,756,447
    25,710   National Semiconductor Corporation                                                                     583,617
    20,950   Trident Microsystems Inc., (2)                                                                         380,871
---------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                     2,980,113
             --------------------------------------------------------------------------------------------------------------
             SOFTWARE - 0.5%
     3,070   Ansys Inc., (2)                                                                                        133,514
     8,005   Aspen Technology Inc., (2)                                                                              88,215
    33,919   Autodesk, Inc., (2)                                                                                  1,372,363
    10,908   Blackbaud, Inc.                                                                                        283,608
    66,940   BMC Software Inc., (2)                                                                               2,155,468
    35,010   Intuit Inc., (2)                                                                                     1,068,155
    37,820   Salesforce.com, Inc., (2)                                                                            1,378,539
---------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                       6,479,862
             --------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 0.3%
    48,200   American Eagle Outfitters, Inc.                                                                      1,504,322
     9,700   Ann Taylor Stores Corporation, (2)                                                                     318,548
     5,196   Build-A-Bear-Workshop, Inc., (2)                                                                       145,592
     2,686   Childrens Place Retail Stores Inc., (2)                                                                170,615
     4,700   Dick's Sporting Goods Inc., (2)                                                                        230,253
     4,730   Gymboree Corporation, (2)                                                                              180,497
    12,100   Office Depot, Inc., (2)                                                                                461,857
     8,750   PetSmart Inc.                                                                                          252,525
    25,244   Staples, Inc.                                                                                          674,015
---------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                               3,938,224
             --------------------------------------------------------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.0%
    10,489   Guess Inc., (2)                                                                                        665,317
---------------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.0%
    14,350   Washington Federal Inc.                                                                                337,656
---------------------------------------------------------------------------------------------------------------------------
             TOBACCO - 0.1%
    34,750   UST Inc.                                                                                             2,022,450
---------------------------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
     5,294   GATX Corporation                                                                                       229,389
---------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $135,432,664)                                                            142,559,859
             ==============================================================================================================

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED SECURITIES - 8.7% (5.8% OF TOTAL INVESTMENTS)
             AUTOMOBILES - 1.8%
   287,000   Ford Motor Company Capital Trust II                       6.500%                         CCC      $    9,815,400
   468,700   General Motors Corporation                                5.250%                          B-           9,931,753
   271,100   General Motors Corporation                                6.250%                          B-           6,159,392
-----------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                     25,906,545
             ----------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 0.6%
     9,500   Affiliated Managers Group Inc.                            5.100%                          BB             499,938
    51,150   Affiliated Managers Group Inc.                            5.100%                          BB           2,691,769
   102,200   E*Trade Financial Corporation                             6.125%                         Ba3           2,983,218
    39,875   Lazard Limited                                            6.625%                         Ba1           1,654,414
-----------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                  7,829,339
             ----------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.1%
    36,215   Celanese Corporation                                      4.250%                         N/R           1,303,740
-----------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 0.7%
 6,475,000   Fortis Insurance NV, 144A                                 7.750%                          A+           9,251,661
-----------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.6%
    23,925   Allied Waste Industries Inc.                              6.250%                           B           7,898,241
-----------------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.1%
   750,000   SLM Corporation                                           5.326%                           A             752,175
-----------------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.5%
    77,660   Entergy Corporation                                       7.625%                         BBB      $    4,619,217
    56,800   PNM Resources Inc.                                        6.750%                        Baa3           3,001,312
-----------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                               7,620,529
             ----------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.3%
    43,825   Bunge Limited                                             4.875%                         N/R           4,601,625
-----------------------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.1%
    27,000   Southern Union Company                                    5.000%                        BBB-           1,446,390
-----------------------------------------------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
     3,900   NRG Energy Inc.                                           5.750%                          B2           1,053,000
-----------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 1.2%
   334,000   MetLife Inc.                                              6.375%                        BBB+          10,213,720
   272,390   Travelers Property Casualty Corporation                   4.500%                        Baa1           7,120,275
-----------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                       17,333,995
             ----------------------------------------------------------------------------------------------------------------
             MEDIA - 0.5%
   190,000   Comcast Corporation                                       2.000%                         BBB           7,695,000
-----------------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.2%
     2,385   Freeport McMoran Copper & Gold, Inc.                      5.500%                          B-           3,116,301
-----------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.7%
   180,055   Schering-Plough Corporation                               6.000%                         BBB          10,243,329
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 0.2%
   106,935   Annaly Mortgage Management Inc.                           6.000%                         N/R           3,074,381
-----------------------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 0.8%
       110   Fannie Mae                                                5.375%                         AA-          11,001,609
-----------------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.2%
    55,050   Crown Castle International Corporation                    6.250%                         N/R           3,055,275
-----------------------------------------------------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED SECURITIES (COST                                                         123,183,135
              $113,067,554)
             ================================================================================================================
    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 48.7% (32.8% OF TOTAL INVESTMENTS)
             CAPITAL MARKETS - 5.4%
   271,087   BNY Capital Trust V, Series F                             5.950%                          A1      $    6,703,982
   148,300   Compass Capital Trust III                                 7.350%                          A3           3,720,847
    11,300   CSFB USA, Series 2002-10 (SATURNS)                        7.000%                         AA-             286,455
    41,500   First Union Institutional Capital II (CORTS)              8.200%                          A1           1,114,275
     5,900   Goldman Sachs Capital I, Series A (CORTS)                 6.000%                          A1             144,786
     4,800   Goldman Sachs Group Inc., Series 2004-06 (SATURNS)        6.000%                          A1             116,640
    41,600   Goldman Sachs Group Inc., Series 2004-4 (CORTS)           6.000%                          A1           1,019,200
     7,000   Goldman Sachs Group Inc., Series GSC-3 (PPLUS)            6.000%                          A1             168,980
     4,400   Goldman Sachs Group Incorporated (SATURNS)                5.750%                         AA-             104,236
   527,188   Lehman Brothers Holdings Capital Trust III, Series        6.375%                          A2          13,227,147
              K
     2,400   Lehman Brothers Holdings Capital Trust IV, Series         6.375%                          A2              60,648
              L
    28,100   Merrill Lynch Capital Trust II                            8.000%                          A1             712,335
   153,700   Merrill Lynch Preferred Capital Trust III                 7.000%                          A1           3,927,035
   124,400   Merrill Lynch Preferred Capital Trust IV                  7.120%                          A1           3,199,568
   358,400   Merrill Lynch Preferred Capital Trust V                   7.280%                          A1           9,243,136
    71,100   Morgan Stanley Capital Trust II                           7.250%                          A1           1,805,940
   333,722   Morgan Stanley Capital Trust III                          6.250%                          A1           8,379,759
   626,759   Morgan Stanley Capital Trust IV                           6.250%                          A1          15,700,313
   285,641   Morgan Stanley Capital Trust VII                          6.600%                          A2           7,209,579
     2,600   Washington Mutual Capital Trust I, Series 2001-22,        7.650%                        Baa1              65,442
              Class A-1 (CORTS)
-----------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                 76,910,303
             ----------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 8.6%
   173,100   Abbey National PLC, Series C                              7.375%                          A2           4,407,126
    83,300   ABN AMRO Capital Fund Trust V                             5.900%                           A           2,020,025
    10,000   ABN AMRO Capital Trust Fund VII                           6.080%                           A             250,000
    73,600   ASBC Capital I                                            7.625%                        Baa1           1,856,928
    43,785   BAC Capital Trust I                                       7.000%                         Aa3           1,098,128
   111,055   BAC Capital Trust II                                      7.000%                         Aa3           2,809,692
   284,700   BAC Capital Trust III                                     7.000%                         Aa3           7,239,921
   317,222   Banco Santander 144A                                      6.800%                          A2           7,970,203

Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
    45,182   Banco Santander, (6)                                      6.410%                          A2      $    1,145,816
     9,100   BancorpSouth Capital Trust I                              8.150%                        Baa2             228,137
   231,600   Banesto Holdings, Series A, 144A                         10.500%                          A2           7,005,900
    81,700   Bank One Capital Trust VI                                 7.200%                          A1           2,072,729
    35,700   BankNorth Capital Trust II                                8.000%                          A3             898,926
     7,300   Capital One Capital II Corporation                        7.500%                        Baa1             191,397
    62,300   Chittenden Capital Trust I                                8.000%                        Baa1           1,573,698
   214,600   Citizens Funding Trust I                                  7.500%                        Baa2           5,606,425
   107,000   Cobank ABC, 144A, (6)                                     7.000%                         N/R           5,446,407
    85,900   Comerica Capital Trust I                                  7.600%                          A3           2,166,398
   338,700   Fleet Capital Trust VIII                                  7.200%                         Aa3           8,508,144
   771,620   HSBC Finance Corporation                                  6.875%                         AA-          19,830,634
    22,360   HSBC Holdings PLC, Series A                               6.200%                          A1             567,944
   539,400   National City Capital Trust II                            6.625%                          A3          13,636,733
    43,550   PNC Capital Trust                                         6.125%                          A3           1,083,960
   115,938   Royal Bank of Scotland Group PLC, Series L                5.750%                          A1           2,799,903
    91,395   Royal Bank of Scotland Group PLC, Series N                6.350%                          A1           2,331,486
   391,100   USB Capital Trust VI                                      5.750%                         Aa3           9,323,824
    36,050   USB Capital Trust XI                                      6.600%                          A1             914,949
    33,400   VNB Capital Trust I                                       7.750%                        Baa1             844,686
     7,400   Wells Fargo Capital Trust IV                              7.000%                         Aa2             185,740
    80,735   Wells Fargo Capital Trust V                               7.000%                         Aa2           2,033,715
   127,369   Wells Fargo Capital Trust VII                             5.850%                         Aa2           3,128,183
    44,000   Wells Fargo Capital Trust IX                              5.625%                         Aa2           1,045,880
    80,700   Zions Capital Trust B                                     8.000%                        Baa1           2,057,043
-----------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                               122,280,680
             ----------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.0%
     4,600   IBM Inc., Trust Certificates, Series 2001-2               7.100%                          A+             116,012
-----------------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.1%
    39,700   SLM Corporation                                           6.000%                           A             969,077
-----------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 3.6%
    63,130   BAC Capital Trust XII                                     6.875%                         Aa3           1,660,003
    16,500   CIT Group Incorporated (CORTS)                            7.750%                          A3             438,900
    86,500   Citigroup Capital Trust VII                               7.125%                         Aa2           2,192,775
   241,654   Citigroup Capital Trust VIII                              6.950%                         Aa2           6,084,848
    68,255   Citigroup Capital XV                                      6.500%                         Aa3           1,717,043
    13,400   Citigroup, Series CIT (CORTS)                             6.750%                          A3             343,174
     4,500   General Electric Capital Corporation (CORTS)              6.000%                         AAA             111,465
    33,100   General Electric Capital Corporation                      6.625%                         AAA             834,451
   570,518   ING Group N.V.                                            7.200%                           A          14,588,145
   786,475   ING Group N.V.                                            7.050%                           A          19,968,600
    16,800   ING Group N.V.                                            6.200%                           A             427,896
    54,000   JPMorgan Chase & Company (PCARS)                          7.125%                          A2           1,348,380
    48,200   JPMorgan Chase Trust, Series 2002-6, Class A              7.125%                          A1           1,247,898
              (SATURNS)
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                  50,963,578
             ----------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
    21,900   BellSouth Capital Funding (CORTS)                         7.100%                           A             563,925
    18,300   BellSouth Corporation (CORTS)                             7.000%                         Aa3             460,428
    34,300   BellSouth Corporation, Series 2001-3 (SATURNS)            7.125%                           A             857,843
     2,400   BellSouth Corporation, Series BLS (CORTS)                 7.000%                           A              60,144
    12,300   BellSouth Corporation                                     7.125%                           A             308,976
    10,000   BellSouth Inc. (CORTS)                                    7.000%                           A             257,000
    18,300   BellSouth Telecommunications (PPLUS)                      7.300%                           A             459,879
    17,500   Verizon Communications (CORTS)                            7.625%                           A             449,750
    22,200   Verizon Communications (CORTS)                            7.375%                           A             566,100
     4,700   Verizon Communications, Series 2004-1 (SATURNS)           6.125%                          A+             116,043
     1,300   Verizon Global Funding Corporation Trust III,             6.250%                           A              32,240
              Series III (CORTS)
    13,900   Verizon New England Inc., Series B                        7.000%                          A3             351,809
    45,155   Verizon South Inc., Series F                              7.000%                           A           1,141,518
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                           5,625,655
             ----------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.8%
    10,000   Consolidated Edison, Inc.                                 7.250%                          A2             255,300
    22,200   DTE Energy Trust I                                        7.800%                        Baa3             562,770
    40,670   Entergy Louisiana LLC                                     7.600%                          A-           1,021,224
     8,100   FPL Group Capital Inc.                                    6.600%                          A3             204,768
    44,570   Georgia Power Capital Trust V                             7.125%                          A3           1,120,490

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES (continued)
   153,100   Georgia Power Company                                     5.900%                           A      $    3,705,020
     1,700   Georgia Power Company                                     5.750%                           A              40,630
     1,100   National Rural Utilities Cooperative Finance              7.400%                          A3              27,885
              Corporation
     6,600   National Rural Utilities Cooperative Finance              6.100%                          A3             161,964
              Corporation
     4,900   National Rural Utilities Cooperative Finance              5.950%                          A3             118,335
              Corporation
     2,100   Southern Company Capital Trust I (CORTS)                  7.375%                        BBB+              54,317
     2,800   Southern Company Capital Trust VI                         7.125%                        BBB+              70,644
   134,400   Virginia Power Capital Trust                              7.375%                        Baa2           3,437,952
-----------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                              10,781,299
             ----------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.3%
    41,900   Dairy Farmers of America Inc., 144A, (6)                  7.875%                        BBB-           4,137,625
-----------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 10.5%
   556,210   Ace Ltd., Series C                                        7.800%                        Baa2          14,405,839
    11,456   Aegon N.V.                                                6.875%                          A-             299,460
   982,000   Aegon N.V., (6)                                           6.375%                          A-          25,502,540
    26,600   AMBAC Financial Group Inc.                                5.950%                          AA             646,912
    25,700   Arch Capital Group Limited, Series B                      7.785%                        Baa3             667,172
   408,100   Arch Capital Group Limited                                8.000%                        Baa3          10,794,245
 1,221,100   Delphi Financial Group, Inc.                              8.000%                         BBB          31,479,958
   322,955   EverestRe Capital Trust II                                6.200%                        Baa1           7,712,165
   110,400   EverestRe Group Limited                                   7.850%                        Baa1           2,819,616
    82,200   Financial Security Assurance Holdings                     6.250%                          AA           2,066,508
     3,500   Lincoln National Capital Trust VI                         6.750%                          A-              89,250
     5,000   Markel Corporation                                        7.500%                        BBB-             129,975
   809,050   PartnerRe Limited, Series C                               6.750%                        BBB+          20,549,870
    82,200   PLC Capital Trust III                                     7.500%                        BBB+           2,082,126
    32,900   PLC Capital Trust IV                                      7.250%                        BBB+             834,015
     8,300   PLC Capital Trust V                                       6.125%                        BBB+             206,504
    34,700   Protective Life Corporation                               7.250%                         BBB             905,323
    37,400   Prudential PLC                                            6.750%                           A             958,936
    86,381   RenaissanceRe Holdings Limited, Series A                  8.100%                        BBB+           2,175,074
   325,410   RenaissanceRe Holdings Limited, Series B                  7.300%                         BBB           8,341,885
     3,134   RenaissanceRe Holdings Limited, Series C                  6.080%                        BBB+              74,589
    27,800   RenaissanceRe Holdings Ltd                                6.600%                         BBB             693,054
    27,300   Safeco Capital Trust I (CORTS)                            8.750%                        Baa2             802,211
    39,100   Safeco Capital Trust III (CORTS)                          8.072%                        Baa2           1,014,254
     7,500   Safeco Capital Trust IV (CORTS)                           8.375%                        Baa2             211,050
    47,400   Safeco Corporation, Series 2001-7 (SATURNS)               8.250%                        Baa2           1,186,896
    44,900   Safeco Corporation, Series 2002-5 (SATURNS)               8.250%                        Baa2           1,131,929
    14,700   W.R. Berkley Corporation                                  6.750%                        BBB-             369,705
   151,100   XL Capital Ltd, Series A                                  8.000%                        Baa1           3,815,275
   340,500   XL Capital Ltd, Series B                                  7.625%                        Baa1           8,716,800
-----------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                      150,683,136
             ----------------------------------------------------------------------------------------------------------------
             MEDIA - 1.7%
    43,700   CBS Corporation                                           7.250%                         BBB           1,096,433
   449,200   Comcast Corporation                                       7.000%                        BBB+          11,609,035
   461,200   Viacom Inc.                                               6.850%                         BBB          11,501,175
-----------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                           24,206,643
             ----------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 0.1%
    55,600   Dominion CNG Capital Trust I                              7.800%                        Baa2           1,410,016
-----------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.9%
   477,200   Nexen Inc.                                                7.350%                        Baa3          12,311,760
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 13.5%
    10,500   AvalonBay Communities, Inc., Series H                     8.700%                         BBB             282,135
     3,000   BRE Properties, Series B                                  8.080%                        BBB-              76,575
    15,266   BRE Properties, Series C                                  6.750%                        BBB-             384,703
    20,600   Developers Diversified Realty Corporation, Series         8.600%                        BBB-             523,034
             F
   658,185   Developers Diversified Realty Corporation, Series         8.000%                        BBB-          16,829,790
             G
    74,900   Developers Diversified Realty Corporation, Series         7.375%                        BBB-           1,891,974
             H
    81,100   Duke Realty Corporation, Series L                         6.600%                         BBB           2,044,531
    36,828   Duke-Weeks Realty Corporation                             6.950%                         BBB             956,791
   208,656   Equity Office Properties Trust, Series G                  7.750%                        BBB-           5,249,785
    11,800   Equity Residential Properties Trust, Series D             8.600%                         BBB             303,850
   393,070   Equity Residential Properties Trust, Series N             6.480%                         BBB           9,925,018
   267,400   First Industrial Realty Trust, Inc., Series J             7.250%                        BBB-           6,848,114
   232,400   HRPT Properties Trust, Series B                           8.750%                        BBB-           5,975,004

Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE (continued)
   652,100   HRPT Properties Trust, Series C                           7.125%                        BBB-      $   17,045,894
   458,887   Kimco Realty Corporation, Series F                        6.650%                        BBB+          11,568,541
    13,693   New Plan Excel Realty Trust, Series D                     7.800%                        BBB-             732,576
   876,975   New Plan Excel Realty Trust, Series E                     7.625%                        BBB-          22,801,350
    32,982   Prologis Trust, Series C                                  8.540%                         BBB           1,991,288
    13,600   Prologis Trust, Series G                                  6.750%                         BBB             347,072
    13,000   PS Business Parks, Inc., Series F                         8.750%                        BBB-             324,870
     2,000   PS Business Parks, Inc., Series K                         7.950%                        BBB-              53,000
   149,400   Public Storage Inc., Series I                             7.250%                        BBB+           3,891,870
   110,000   Public Storage Inc.                                       6.750%                        BBB+           2,780,943
    51,900   Public Storage, Inc., Series E                            6.750%                        BBB+           1,318,260
    15,000   Public Storage, Inc., Series F                            6.450%                        BBB+             372,750
    97,600   Public Storage, Inc., Series H                            6.950%                        BBB+           2,520,032
    28,200   Public Storage, Inc., Series T                            7.625%                        BBB+             704,436
    30,200   Public Storage, Inc., Series U                            7.625%                        BBB+             754,396
    32,300   Public Storage, Inc., Series V                            7.500%                        BBB+             822,035
     2,600   Public Storage, Inc., Series X                            6.450%                        BBB+              65,572
   323,900   Realty Income Corporation, Series E                       6.750%                        BBB-           8,168,369
   216,495   Regency Centers Corporation                               7.450%                        BBB-           5,537,942
     9,100   Regency Centers Corporation                               7.250%                        BBB-             232,505
     7,000   Simon Property Group, Inc., Series G                      7.890%                         BBB             357,000
     2,800   Vornado Realty Trust, Series F                            6.750%                        BBB-              70,532
    16,800   Vornado Realty Trust, Series G                            6.625%                        BBB-             417,480
     3,400   Vornado Realty Trust, Series H                            6.750%                        BBB-              85,170
    54,200   Vornado Realty Trust, Series I                            6.625%                        BBB-           1,350,122
 1,446,545   Wachovia Preferred Funding Corporation                    7.250%                          A2          40,633,449
   628,830   Weingarten Realty Trust                                   6.750%                          A-          15,953,417
-----------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                    192,192,175
             ----------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 2.3%
    99,500   Countrywide Capital Trust III (PPLUS)                     8.050%                        BBB+           2,572,075
 1,201,200   Countrywide Capital Trust IV                              6.750%                        BBB+          30,042,012
-----------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                      32,614,087
             ----------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.5%
    34,100   AT&T Wireless (CORTS)                                     8.000%                           A             888,646
    18,200   AT&T Wireless, Series 2002-B (SATURNS)                    9.250%                           A             484,120
    33,900   United States Cellular Corporation                        8.750%                          A-             876,654
   213,404   United States Cellular Corporation                        7.500%                         BBB           5,495,153
-----------------------------------------------------------------------------------------------------------------------------
             Total Wireless Telecommunication Services                                                              7,744,573
-----------------------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) PREFERRED SECURITIES (COST $690,691,665)                                  692,946,619
             ================================================================================================================
                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (5)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 2.1% (1.3% OF TOTAL INVESTMENTS) (4)
               BUILDING PRODUCTS - 0.2%
 $      998    TFS Acquisition, Term Loan                                8.921%        8/11/13              B+      $    1,004,981
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.1%
      2,000    Banta Corporation, Term Loan                              7.110%       10/31/13              B+           2,005,000
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.5%
      5,000    HCA, Inc., Term Loan                                      8.114%       11/17/13             Ba3           5,061,180
      1,500    LifePoint Hospitals Holdings, Inc., Term Loan B           6.975%        4/18/12             Ba3           1,496,156
----------------------------------------------------------------------------------------------------------------------------------
      6,500    Total Health Care Providers & Services                                                                    6,557,336
----------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 0.1%
        995    Cedar Fair LP, Term Loan                                  7.850%        8/30/12             BB-           1,006,069
----------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.1%
      2,000    Oshkosh Truck Corporation, Term Loan                      7.350%       12/06/13             Ba3           2,004,063
----------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 0.3%
      1,000    Charter Communications Inc., Term Loan B                  8.005%        4/28/13               B           1,007,688
      2,000    Neilsen Finance LLC, Term Loan B                          8.125%        8/01/13              B+           2,016,389
      1,521    Panamsat Corporation, Term Loan                           7.872%        1/03/14              BB           1,538,483
        995    Philadelphia Newspapers, Term Loan                        8.120%        6/29/13             N/R             990,440
----------------------------------------------------------------------------------------------------------------------------------
      5,516    Total Media                                                                                               5,553,000
----------------------------------------------------------------------------------------------------------------------------------

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (5)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.2%
 $      345    Bluegrass Container Company, LLC, 1st Lien Term           7.609%        7/31/13             BB-      $      348,941
                Loan
      1,152    Bluegrass Container Company, LLC, Term Loan B             7.610%        6/30/13             BB-           1,163,895
        995    Georgia-Pacific Corporation, Term Loan B                  7.356%        2/13/12             BB-           1,000,779
----------------------------------------------------------------------------------------------------------------------------------
      2,492    Total Paper & Forest Products                                                                             2,513,615
----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
      1,000    LNR Property Corporation, Term Loan B                     8.120%        7/12/11              B2           1,005,209
----------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.1%
      1,333    Advanced Micro Devices, Term Loan B                       7.620%       12/31/13             BB-           1,341,239
----------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 0.3%
      2,993    Dealer Computer Service, Term Loan                        7.850%       10/26/12             BB-           3,011,469
      1,500    Intergraph Corporation, Term Loan                         7.870%        5/29/14               B           1,508,438
----------------------------------------------------------------------------------------------------------------------------------
      4,493    Total Software                                                                                            4,519,907
----------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.1%
        979    Michaels Stores Inc., Term Loan                           8.375%       10/31/13              B-             986,255
----------------------------------------------------------------------------------------------------------------------------------
 $   28,306    TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST  $28,283,071)                                            28,496,674
==================================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON          MATURITY     RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS - 36.4% (24.5% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 2.2%
 $    4,115    AAR Corporation, 144A                                     1.750%        2/01/26              BB      $    4,835,125
        500    Alliant Techsystems Inc., 144A                            2.750%        9/15/11              B+             513,750
        500    Armor Holdings Inc.                                       2.000%       11/01/24              B+             605,000
      6,650    L-3 Communications Corporation                            3.000%        8/01/35             BB+           7,015,750
      3,410    L-3 Communications Corporation, 144A                      3.000%        8/01/35             BB+           3,597,550
      8,375    Lockheed Martin Corporation                               5.124%        8/15/33            BBB+          11,155,584
      3,145    Triumph Group Inc                                         2.625%       10/01/26             N/R           3,648,200
----------------------------------------------------------------------------------------------------------------------------------
     26,695    Total Aerospace & Defense                                                                                31,370,959
----------------------------------------------------------------------------------------------------------------------------------
               AIRLINES - 0.7%
      1,225    AMR Corporation                                           4.500%        2/15/24            CCC+           1,865,063
      1,000    Continental Airlines, Inc.                                5.000%        6/15/23            CCC+           2,205,000
      4,065    UAL Corporation, 144A                                     4.500%        6/30/21             N/R           5,862,502
----------------------------------------------------------------------------------------------------------------------------------
      6,290    Total Airlines                                                                                            9,932,565
----------------------------------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY - 3.3%
      9,575    Amgen Inc., 144A                                          0.125%        2/01/11              A+           9,383,500
     10,060    Amgen Inc., 144A                                          0.375%        2/01/13              A+           9,934,250
      4,625    Cephalon, Inc.                                            0.000%        6/15/33              B-           6,174,375
      9,450    Genzyme Corporation                                       1.250%       12/01/23             BBB           9,875,250
      9,550    Gilead Sciences Inc., 144A                                0.625%        5/01/13             N/R           9,836,500
      2,000    Sepracor Inc.                                             5.000%        2/15/07              B-           2,000,000
----------------------------------------------------------------------------------------------------------------------------------
     45,260    Total Biotechnology                                                                                      47,203,875
----------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.5%
      6,600    Goldman Sachs Group, Inc.                                 0.125%        6/28/11             AA-           7,276,632
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 0.5%
      5,500    U.S. Bancorp, 144A                                        3.615%        9/20/36             Aa2           5,578,100
      1,000    Wells Fargo & Company                                     5.625%        5/01/33             Aa1           1,008,230
----------------------------------------------------------------------------------------------------------------------------------
      6,500    Total Commercial Banks                                                                                    6,586,330
----------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 1.9%
      2,900    Andrew Corporation                                        3.250%        8/15/13              B+           2,939,875
      2,695    Arris Group Inc.                                          2.000%       11/15/26             N/R           2,867,480
      2,000    Ciena Corporation                                         3.750%        2/01/08               B           1,945,000
      2,545    Fibertower Corporation, 144A                              9.000%       11/15/12             N/R           3,050,819
      7,525    Lucent Technologies Inc., Series B                        2.750%        6/15/25             Ba3           8,540,875
      7,625    Lucent Technologies Inc.                                  2.750%        6/15/23             Ba3           8,235,000
----------------------------------------------------------------------------------------------------------------------------------
     25,290    Total Communications Equipment                                                                           27,579,049
----------------------------------------------------------------------------------------------------------------------------------
               COMPUTERS & PERIPHERALS - 1.7%
      2,100    Electronics for Imaging Inc.                              1.500%        6/01/23             N/R           2,331,000
      6,145    EMC Corporation, 144A                                     1.750%       12/01/11            BBB+           6,398,481

Portfolio of INVESTMENTS December 31, 2006

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               COMPUTERS & PERIPHERALS (continued)
 $    6,075    EMC Corporation, 144A                                     1.750%      12/01/13          BBB+      $    6,325,594
     10,930    Sandisk Corporation                                       1.000%       5/15/13           BB-           9,727,700
-------------------------------------------------------------------------------------------------------------------------------
     25,250    Total Computers & Peripherals                                                                         24,782,775
-------------------------------------------------------------------------------------------------------------------------------
               CONSTRUCTION & ENGINEERING - 0.3%
      3,250    Quanta Services Inc., 144A                                3.750%       4/30/26           N/R           3,676,563
-------------------------------------------------------------------------------------------------------------------------------
               CONSUMER FINANCE - 0.2%
      3,095    Compucredit Corporation                                   5.875%      11/30/35           N/R           3,160,769
-------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.7%
      9,925    Sealed Air Corporation, 144A                              3.000%       6/30/33           BBB          10,346,813
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 1.6%
     10,525    Citigroup Funding Inc.                                    0.125%       9/07/11           Aa1          10,438,695
      9,600    Merrill Lynch & Co. Inc.                                  0.000%       3/13/32           Aa3          12,784,320
-------------------------------------------------------------------------------------------------------------------------------
     20,125    Total Diversified Financial Services                                                                  23,223,015
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
      1,400    Level 3 Communications Inc.                               3.500%       6/15/12          Caa2           1,746,500
      4,725    Level 3 Communications Inc.                               2.875%       7/15/10          Caa2           4,978,969
      2,625    Qwest Communications International Inc.                   3.500%      11/15/25            B+           4,117,969
      1,500    Time Warner Telecom Inc.                                  2.375%       4/01/26          CCC+           1,893,750
-------------------------------------------------------------------------------------------------------------------------------
     10,250    Total Diversified Telecommunication Services                                                          12,737,188
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.1%
        725    PPL Energy Supply LLC                                     2.625%       5/15/23           BBB           1,046,719
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.1%
      1,800    General Cable Corporation                                 0.875%      11/15/13            B+           1,928,250
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
      2,000    SCI Systems Inc.                                          3.000%       3/15/07            B1           1,997,500
-------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 2.5%
      4,600    Cameron International Corporation, 144A                   2.500%       6/15/26          BBB+           4,962,250
      3,095    Core Laboratories LP, 144A                                0.250%      10/31/11           N/R           3,247,816
        500    Halliburton Company                                       3.125%       7/15/23          BBB+             848,125
      3,125    Hanover Compressor Company                                4.750%       1/15/14             B           4,480,469
      9,610    Nabors Industries Inc., 144A                              0.940%       5/15/11            A-           9,237,613
        850    Nabors Industries Inc., 144A                              0.940%       5/15/11            A-             817,063
      9,200    Nabors Industries Inc.                                    0.000%       6/15/23           N/R           9,706,000
        500    Pride International Inc.                                  3.250%       5/01/33           Ba2             630,625
      1,525    SESI LLC, Convertible Bond, 144A                          1.500%      12/15/26           BB-           1,515,469
-------------------------------------------------------------------------------------------------------------------------------
     33,005    Total Energy Equipment & Services                                                                     35,445,430
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
        500    Advanced Medical Optics                                   3.250%       8/01/26           N/R             454,375
      2,925    CYTYC Corporation                                         2.250%       3/15/24           N/R           3,159,000
     16,650    Medtronicm Inc.                                           1.500%       4/15/11           AA-          17,732,250
      3,250    Medtronic, Inc.                                           1.625%       4/15/13           AA-           3,481,563
        250    Medtronic, Inc.                                           1.500%       4/15/11           AA-             266,250
-------------------------------------------------------------------------------------------------------------------------------
     23,575    Total Health Care Equipment & Supplies                                                                25,093,438
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.9%
        500    LifePoint Hospitals Inc.                                  3.250%       8/15/25            B+             451,875
      2,800    Manor Care Inc.                                           2.000%       6/01/36           BBB           2,954,000
      2,525    PSS World Medical Inc.                                    2.250%       3/15/24            B+           3,118,375
      6,210    Roche Holdings Inc., 144A                                 0.000%       7/25/21           N/R           5,981,907
-------------------------------------------------------------------------------------------------------------------------------
     12,035    Total Health Care Providers & Services                                                                12,506,157
-------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 1.5%
      1,000    Caesars Entertainment Inc.                                5.370%       4/15/24          Baa3           1,301,300
      2,170    Carnival Corporation                                      2.000%       4/15/21            A-           2,788,450
     13,715    Carnival Corporation                                      1.132%       4/29/33            A-          10,046,238
        500    Hilton Hotels Corporation                                 3.375%       4/15/23            BB             791,250
      3,225    International Game Technology, 144A                       2.600%      12/15/36           BBB           3,229,031
      3,005    RARE Hospitality International Inc., 144A                 2.500%      11/15/26           N/R           3,023,781
-------------------------------------------------------------------------------------------------------------------------------
     23,615    Total Hotels, Restaurants & Leisure                                                                   21,180,050
-------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES - 0.0%
 $      500    3M Company                                                0.000%      11/21/32           Aa1      $      458,750
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 1.5%
         10    Alleghany Corporation                                     5.750%       6/15/09          BBB-           3,444,300
      5,655    American Financial Group Inc.                             1.486%       6/02/33           BBB           3,569,719
      2,600    Berkshire Hathaway Inc., 144A                             0.000%       5/15/07           N/R           3,189,576
     10,225    Prudential Financial Inc.                                 2.613%      11/15/35             A          10,442,895
-------------------------------------------------------------------------------------------------------------------------------
     18,490    Total Insurance                                                                                       20,646,490
-------------------------------------------------------------------------------------------------------------------------------
               INTERNET & CATALOG RETAIL - 0.2%
      1,680    Priceline.com Inc., 144A                                  0.500%       9/30/11             B           2,007,600
-------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.4%
      2,150    Digital River Inc.                                        1.250%       1/01/24           N/R           2,953,563
      2,200    DST Systems Inc.                                          4.125%       8/15/23           N/R           3,069,000
-------------------------------------------------------------------------------------------------------------------------------
      4,350    Total IT Services                                                                                      6,022,563
-------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 0.5%
      6,195    K2 Corporation, 144A                                      5.000%       6/15/10           N/R           6,868,706
-------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 2.6%
      2,700    ELF Special Financing Limited, 144A                       5.710%       6/15/09           Ba3           3,292,313
      8,850    Liberty Media Corporation                                 0.750%       3/30/23           BB+          11,261,625
      7,150    Omnicom Group Inc.                                        0.000%       7/01/38            A-           7,757,750
        700    Playboy Enterprises Inc.                                  3.000%       3/15/25           N/R             660,625
      2,650    Shuffle Master Inc.                                       1.250%       4/15/24           N/R           2,924,938
      8,850    Walt Disney Company                                       2.125%       4/15/23            A-          10,797,000
-------------------------------------------------------------------------------------------------------------------------------
     30,900    Total Media                                                                                           36,694,251
-------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.3%
      1,005    Century Aluminum Company                                  1.750%       8/01/24           BB-           1,585,388
      2,400    Placer Dome Inc.                                          2.750%      10/15/23            A-           3,297,000
-------------------------------------------------------------------------------------------------------------------------------
      3,405    Total Metals & Mining                                                                                  4,882,388
-------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.6%
      1,200    Centerpoint Energy Inc.                                   2.875%       1/15/24          BBB-           1,594,500
      6,325    Dominion Resources Inc., Series C                         2.125%      12/15/23           BBB           7,297,469
-------------------------------------------------------------------------------------------------------------------------------
      7,525    Total Multi-Utilities                                                                                  8,891,969
-------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 1.2%
      7,585    Chesapeake Energy Corporation, 144A                       2.750%      11/15/35            BB           7,708,256
      2,500    Devon Energy Corporation                                  4.900%       8/15/08           BBB           3,475,000
      1,765    Goodrich Petroleum Corporation, 144A                      3.250%      12/01/26           N/R           1,716,463
      3,950    Peabody Energy Corp.                                      4.375%      12/15/66           Ba2           3,787,063
-------------------------------------------------------------------------------------------------------------------------------
     15,800    Total Oil, Gas & Consumable Fuels                                                                     16,686,782
-------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 1.3%
      5,585    Allergan Inc., 144A                                       1.500%       4/01/26             A           6,115,575
      3,650    Allergan Inc.                                             1.500%       4/01/26             A           3,996,750
        500    Bristol-Myers Squibb Company                              4.860%       9/15/23            A+             502,500
        500    Sepracor Inc.                                             0.000%      10/15/24            B-             540,625
        250    Teva Pharmaceutical Finance Company B.V., Series D        1.750%       2/01/26           BBB             231,563
      6,400    Wyeth, 144A                                               1.000%       1/15/24             A           6,979,840
-------------------------------------------------------------------------------------------------------------------------------
     16,885    Total Pharmaceuticals                                                                                 18,366,853
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 1.0%
      2,860    Archstone-Smith Trust                                     4.000%       7/15/36          BBB+           3,063,775
        500    Developers Diversified Realty Corporation, 144A           3.500%       8/15/11           BBB             532,500
      5,275    Vornado Realty                                            3.875%       4/15/25           BBB           7,332,250
      3,100    Vornado Realty                                            3.625%      11/15/26           BBB           3,111,625
-------------------------------------------------------------------------------------------------------------------------------
     11,735    Total Real Estate                                                                                     14,040,150
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
      4,625    EOP Operating LP, 144A                                    4.000%       7/15/26           BBB           5,521,094
      2,675    Tanger Properties Limited Partnership                     3.750%       8/15/26          BBB-           3,133,094
-------------------------------------------------------------------------------------------------------------------------------
      7,300    Total Real Estate Management & Development                                                             8,654,188
-------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.2%
      2,000    Yellow Roadway Corporation                                5.000%       8/08/23          BBB-           2,522,500
-------------------------------------------------------------------------------------------------------------------------------

Portfolio of INVESTMENTS December 31, 2006

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 1.8%
 $    5,050    Cypress Semiconductor Corporation, 144A                   1.250%       6/15/08            B-      $    6,318,813
      2,900    Diodes Inc.                                               2.250%      10/01/26           N/R           2,773,125
      4,000    Intel Corporation, 144A                                   2.950%      12/15/35            A-           3,640,000
      7,600    Intel Corporation                                         2.950%      12/15/35            A-           6,916,000
      3,435    ON Semiconductor Corporation                              0.000%       4/15/24            B-           3,392,063
      2,800    Photronics Inc.                                           2.250%       4/15/08             B           3,223,500
-------------------------------------------------------------------------------------------------------------------------------
     25,785    Total Semiconductors & Equipment                                                                      26,263,501
-------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 1.6%
      7,350    Amdocs Limited                                            0.500%       3/15/24          BBB-           7,836,938
        500    Computer Associates International Inc., 144A              1.625%      12/15/09           Ba1             603,125
      2,450    Mentor Graphics Corporation                               6.250%       3/01/26           N/R           3,203,375
        500    Sybase, Inc.                                              1.750%       2/22/25           N/R             558,750
      7,950    Symantec Corporation, 144A                                0.750%       6/15/11           N/R           9,619,500
        250    Symantec Corporation, 144A                                1.000%       6/15/13           N/R             305,313
-------------------------------------------------------------------------------------------------------------------------------
     19,000    Total Software                                                                                        22,127,001
-------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.6%
      1,550    Group 1 Automotive Inc.                                   2.250%       6/15/36           N/R           1,592,625
      3,005    Lowes Companies, Inc.                                     0.861%      10/19/21            A+           3,267,938
        685    Sonic Automotive Inc.                                     4.250%      11/30/15             B             909,338
      3,520    TJX Companies, Inc.                                       0.000%       2/13/21            A-           3,335,200
-------------------------------------------------------------------------------------------------------------------------------
      8,760    Total Specialty Retail                                                                                 9,105,101
-------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.2%
      1,640    GATX Corporation                                          5.000%       8/15/23          Baa1           2,915,100
-------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.3%
      2,535    NII Holdings Inc., 144A                                   2.750%       8/15/25           N/R           3,678,919
-------------------------------------------------------------------------------------------------------------------------------
 $  469,770    TOTAL CONVERTIBLE BONDS (COST $488,212,110)                                                          517,906,889
===============================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON       MATURITY     RATINGS (3)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 11.5% (7.8% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 0.3%
 $    1,000    Hexcel Corporation                                        6.750%       2/01/15             B      $      990,000
      2,500    K&F Acquisition Inc.                                      7.750%      11/15/14            B-           2,587,500
-------------------------------------------------------------------------------------------------------------------------------
      3,500    Total Aerospace & Defense                                                                              3,577,500
-------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.2%
      2,575    Keystone Automotive Operations Inc.                       9.750%      11/01/13          CCC+           2,562,125
-------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 0.4%
      2,000    Ineos Group Holdings PLC, 144A                            8.500%       2/15/16            B2           1,920,000
      1,000    Nell AF Sarl                                              8.375%       8/15/15            B2           1,032,500
      1,335    OM Group Inc.                                             9.250%      12/15/11            B-           1,403,419
      1,500    Rockwood Specialties Group Inc., Series WI                7.500%      11/15/14            B-           1,518,750
-------------------------------------------------------------------------------------------------------------------------------
      5,835    Total Chemicals                                                                                        5,874,669
-------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.0%
        600    Williams Scotsman Inc.                                    8.500%      10/01/15            B+             629,250
-------------------------------------------------------------------------------------------------------------------------------
               COMPUTERS & PERIPHERALS - 0.1%
      1,000    GSC Holdings Corporation, 144A                            8.000%      10/01/12            B+           1,050,000
-------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.3%
      2,000    Owens-Brockway Glass Containers, Guaranteed Senior        8.250%       5/15/13             B           2,077,500
                Note
      2,000    Owens-Illinois Inc.                                       7.800%       5/15/18             B           2,002,500
-------------------------------------------------------------------------------------------------------------------------------
      4,000    Total Containers & Packaging                                                                           4,080,000
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
      2,000    Intelsat Subsidiary Holding Company Limited               8.500%       1/15/13            B+           2,040,000
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.3%
      3,000    Midwest Generation LLC                                    8.750%       5/01/34           Ba2           3,270,000
        500    Mirant North America LLC                                  7.375%      12/31/13            B2             510,000
      1,000    Sierra Pacific Resources, Series 2006                     6.750%       8/15/17            B1             985,810
-------------------------------------------------------------------------------------------------------------------------------
      4,500    Total Electric Utilities                                                                               4,765,810
-------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
 $    2,000    NXP BV                                                    8.118%      10/15/13           BB+      $    2,040,000
-------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.2%
      1,200    Hanover Compressor Company                                7.500%       4/15/13             B           1,218,000
      1,500    Pride International Inc.                                  7.375%       7/15/14           Ba2           1,556,250
-------------------------------------------------------------------------------------------------------------------------------
      2,700    Total Energy Equipment & Services                                                                      2,774,250
-------------------------------------------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING - 0.1%
      2,000    Stater Brothers Holdings Inc.                             8.125%       6/15/12            B+           2,040,000
-------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.2%
        356    Dole Foods Company                                        8.875%       3/15/11            B-             352,440
      2,243    Dole Foods Company                                        7.875%       7/15/13            B-           2,186,925
-------------------------------------------------------------------------------------------------------------------------------
      2,599    Total Food Products                                                                                    2,539,365
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.3%
        700    HCA The Health Care Corporation Inc, 144A                 9.125%      11/15/14           BB-             749,875
        700    HCA The Health Care Corporation Inc., 144A                9.250%      11/15/16           BB-             751,625
      2,500    US Oncology Inc.                                         10.750%       8/15/14            B-           2,775,000
-------------------------------------------------------------------------------------------------------------------------------
      3,900    Total Health Care Providers & Services                                                                 4,276,500
-------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 1.5%
      2,000    Boyd Gaming Corporation                                   8.750%       4/15/12           Ba3           2,100,000
      2,000    Boyd Gaming Corporation                                   7.750%      12/15/12           Ba3           2,077,500
      1,500    Herbst Gaming Inc.                                        7.000%      11/15/14            B-           1,440,000
        700    Jacobs Entertainment Inc.                                 9.750%       6/15/14            B-             714,000
      2,000    Landry's Restaurants Inc., Series B                       7.500%      12/15/14            B1           1,965,000
      1,600    Park Place Entertainment                                  8.125%       5/15/11           Ba1           1,682,000
      2,500    Park Place Entertainment                                  7.000%       4/15/13          Baa3           2,560,583
      2,000    Pinnacle Entertainment Inc.                               8.250%       3/15/12            B-           2,030,000
        750    Pinnacle Entertainment Inc.                               8.750%      10/01/13            B-             798,750
      1,283    Town Sports International Inc.                            9.625%       4/15/11             B           1,361,584
      4,000    Universal City Development Partners                      11.750%       4/01/10            B2           4,305,000
-------------------------------------------------------------------------------------------------------------------------------
     20,333    Total Hotels, Restaurants & Leisure                                                                   21,034,417
-------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 0.3%
      4,675    Technical Olympic USA Inc., Senior Subordinated          10.375%       7/01/12            B3           4,230,875
                Notes
-------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 0.1%
      1,650    Central Garden & Pet Company                              9.125%       2/01/13             B           1,724,250
-------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
        400    NRG Energy Inc.                                           7.250%       2/01/14            B1             404,000
        400    NRG Energy Inc.                                           7.375%       2/01/16            B1             403,000
-------------------------------------------------------------------------------------------------------------------------------
        800    Total Independent Power Producers & Energy Traders                                                       807,000
-------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.5%
      1,625    Global Cash Access LLC                                    8.750%       3/15/12            B-           1,714,375
      4,750    Sungard Data Systems Inc.                                 9.125%       8/15/13            B-           5,011,250
-------------------------------------------------------------------------------------------------------------------------------
      6,375    Total IT Services                                                                                      6,725,625
-------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.6%
      2,000    Greenbrier Companies, Inc.                                8.375%       5/15/15            B+           2,045,000
      6,095    Terex Corporation, Senior Subordinated Notes              9.250%       7/15/11            B+           6,380,703
-------------------------------------------------------------------------------------------------------------------------------
      8,095    Total Machinery                                                                                        8,425,703
-------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 2.4%
      4,000    Allbritton Communications Company, Series B               7.750%      12/15/12            B1           4,060,000
      2,880    American Media Operations Inc., Series B                 10.250%       5/01/09          Caa2           2,797,200
      2,000    American Media Operations Inc.                            8.875%       1/15/11          Caa2           1,835,000
      1,000    Cablevision Systems Corporation, Series B                 8.125%       8/15/09            B+           1,041,250
      5,000    Cablevision Systems Corporation                           7.250%       7/15/08            B+           5,068,750
      2,000    Charter Communications Operating LLC, 144A                8.000%       4/30/12            B-           2,087,500
      1,975    Medianews Group Inc.                                      6.375%       4/01/14             B           1,708,375
      1,950    Panamsat Corporation                                      9.000%       8/15/14             B           2,069,438
      5,000    Primedia Inc., Senior Notes                               8.875%       5/15/11             B           5,125,000
      4,550    Vertis Inc.                                               9.750%       4/01/09            B1           4,709,250
      4,000    Young Broadcasting Inc., Senior Subordinated Note        10.000%       3/01/11          Caa1           3,820,000
-------------------------------------------------------------------------------------------------------------------------------
     34,355    Total Media                                                                                           34,321,763
-------------------------------------------------------------------------------------------------------------------------------

Portfolio of INVESTMENTS December 31, 2006

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.2%
 $    2,000    Chaparral Steel Company                                  10.000%       7/15/13            B+      $    2,242,500
-------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.2%
      1,400    Bon-Ton Department Stores Inc.                           10.250%       3/15/14            B-           1,438,500
      1,600    Dynegy Holdings Inc.                                      8.375%       5/01/16            B2           1,688,000
-------------------------------------------------------------------------------------------------------------------------------
      3,000    Total Multi-Utilities                                                                                  3,126,500
-------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 0.7%
      2,400    Baytex Energy Ltd                                         9.625%       7/15/10            B-           2,514,000
        400    Chaparral Energy Inc.                                     8.500%      12/01/15          CCC+             400,000
      2,345    Chesapeake Energy Corporation                             7.750%       1/15/15            BB           2,453,456
      2,000    Hilcorp Energy I LP/Hilcorp Finance Company, 144A         7.750%      11/01/15             B           1,975,000
      2,000    SemGroup LP, 144A                                         8.750%      11/15/15            B1           2,020,000
      1,000    Whiting Petroleum Corporation                             7.000%       2/01/14            B1           1,002,500
-------------------------------------------------------------------------------------------------------------------------------
     10,145    Total Oil, Gas & Consumable Fuels                                                                     10,364,956
-------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.5%
      2,000    Georgia Pacific Corporation, Debentures                   7.700%       6/15/15             B           2,047,500
      5,000    Georgia Pacific Corporation, Notes                        8.125%       5/15/11             B           5,275,000
-------------------------------------------------------------------------------------------------------------------------------
      7,000    Total Paper & Forest Products                                                                          7,322,500
-------------------------------------------------------------------------------------------------------------------------------
               PERSONAL PRODUCTS - 0.1%
      1,500    Prestige Brands Inc.                                      9.250%       4/15/12            B-           1,537,500
-------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 0.3%
      3,500    Wyeth                                                     5.109%       1/15/24             A           3,817,100
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 0.4%
      3,000    Felcor Lodging Trust Inc., 144A                           7.263%      12/01/11           Ba3           3,030,000
        600    Saxon Capital Inc., 144A                                 12.000%       5/01/14            A1             860,358
      1,000    Trustreet Properties, Inc.                                7.500%       4/01/15            B+           1,085,000
        500    Ventas Realty LP, Series WI                               7.125%       6/01/15           BB+             527,500
-------------------------------------------------------------------------------------------------------------------------------
      5,100    Total Real Estate                                                                                      5,502,858
-------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.1%
      1,600    Avago Technologies Finance Pte. Ltd., Floating           10.125%      12/01/13             B           1,716,000
                Rate Note, 5.500% plus three-month LIBOR, 144A
-------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.6%
      3,100    Asbury Automotive Group Inc.                              9.000%       6/15/12             B           3,255,000
      1,412    Stripes Acquisition/Susser Finance Corporation,          10.625%      12/15/13             B           1,539,080
                Series 144A
      3,000    Warnaco Inc., Senior Notes                                8.875%       6/15/13            B+           3,202,500
-------------------------------------------------------------------------------------------------------------------------------
      7,512    Total Specialty Retail                                                                                 7,996,580
-------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 0.2%
      3,000    Jostens IH Corporation                                    7.625%      10/01/12            B2           3,052,500
-------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.1%
      2,000    United Rentals North America Inc.                         6.500%       2/15/12            B+           1,985,000
-------------------------------------------------------------------------------------------------------------------------------
 $  159,849    TOTAL CORPORATE BONDS (COST $164,190,587)                                                            164,183,096
===============================================================================================================================
   PRINCIPAL
AMOUNT (000)/
      SHARES    DESCRIPTION (1)                                         COUPON       MATURITY     RATINGS (3)             VALUE
--------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 28.9% (19.5% OF TOTAL INVESTMENTS)
                CAPITAL MARKETS - 4.1%
      3,100     BankBoston Capital Trust III                              6.103%       6/15/27           Aa3      $    3,074,875
      1,000     BT Capital Trust, Series B1                               7.900%       1/15/27            A2           1,035,290
      1,250     C.A. Preferred Fund Trust II                              7.000%      10/30/49            A1           1,283,478
     27,500     C.A. Preferred Funding Trust                              7.000%       1/30/49            A1          28,198,363
      6,800     Dresdner Funding Trust I, 144A                            8.151%       6/30/31            A-           8,214,237
      1,600     MUFG Capital Finance 2                                    4.850%       7/25/56           BBB           2,065,693
      8,000     UBS Preferred Funding Trust I                             8.622%      10/29/49           AA-           8,844,272
      4,800     Washington Mutual Capital Trust I                         8.375%       6/01/27          Baa1           5,036,568
--------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                 57,752,776
                ----------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 18.5%
      3,000     AB Svensk Exportkredit, 144A                              6.375%      10/27/49           AA-           2,984,262
      9,500     Abbey National Capital Trust I                            8.963%       6/30/50             A          12,709,794

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)
      6,500     AgFirst Farm Credit Bank                                  7.300%      12/15/53           N/R      $    6,402,221
      3,000     Bank One Capital III                                      8.750%       9/01/30            A1           3,946,932
      2,000     BanPonce Trust I, Series A                                8.327%       2/01/27          Baa1           2,085,830
     13,030     Barclays Bank PLC, 144A                                   8.550%       6/15/49           Aa3          14,594,786
      1,000     BOI Capital Funding 3, 144A                               6.107%       8/04/56            A2             983,924
      3,000     Centura Capital Trust I, 144A                             8.845%       6/01/27            A2           3,165,945
      1,500     DBS Capital Funding Corporation, 144A                     7.657%       3/15/49            A1           1,614,612
      1,400     Den Norske Bank, 144A                                     7.729%       6/29/49            A2           1,511,951
      6,200     First Empire Capital Trust I                              8.234%       2/01/27          Baa1           6,464,548
      2,000     First Midwest Bancorp Inc.                                6.950%      12/01/33          Baa2           2,108,260
     19,000     HBOS Capital Funding LP                                   6.850%       3/23/49            A1          19,245,385
      4,500     HBOS PLC, Series 144A                                     6.413%       9/29/49            A1           4,484,349
      2,400     HSBC Capital Funding LP, 144A                             9.547%      12/31/49            A1           2,705,998
      5,750     HSBC Capital Funding LP                                  10.176%       6/30/50            A1           8,520,155
     11,000     KBC Bank Fund Trust III, 144A                             9.860%       5/02/50             A          12,246,113
     18,600     Lloyds TSB Bank PLC                                       6.900%      11/22/49           Aa2          18,789,218
     20,000     M&I Capital Trust A                                       7.650%      12/01/26            A2          20,702,740
      6,392     Nationsbank Capital Trust III                             5.920%       1/15/27           Aa3           6,208,761
      5,000     NB Capital Trust IV                                       8.250%       4/15/27           Aa3           5,219,085
      1,000     North Fork Capital Trust I                                8.700%      12/15/26          Baa1           1,045,810
      8,000     North Fork Capital Trust II                               8.000%      12/15/27          Baa1           8,448,456
      1,000     Popular North American Capital Trust I                    6.564%       9/15/34          Baa1           1,000,382
     14,000     RBS Capital Trust B                                       6.800%      12/31/49            A1          14,178,360
        600     Reliance Capital Trust I, Series B                        8.170%       5/01/28           N/R             639,012
      8,000     Sparebanken Rogaland, Notes, 144A                         6.443%       5/01/49          Baa1           7,908,824
     10,500     St. George Funding Company LLC                            8.485%       6/30/17          Baa1          11,032,350
      9,450     Swedbank ForeningsSparbanken AB, 144A                     9.000%       9/17/50            A2          10,366,319
      4,000     Unicredito Italiano Capital Trust, 144A                   9.200%       4/05/51            A-           4,492,040
        300     Union Planters Preferred Fund, 144A                       7.750%       7/15/53            A2          33,037,500
     14,200     Washington Mutual Preferred Funding Cayman, Series        7.250%       3/15/49           BBB          14,170,024
                 A-1, 144A
--------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                               263,013,946
                ----------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 1.5%
      4,000     BNP Paribas Capital Trust                                 7.200%      12/31/49            A+           4,030,388
      3,100     Fulton Capital Trust I                                    6.290%       2/01/36            A3           3,063,122
     10,400     JPMorgan Chase Capital Trust XVIII                        6.950%       8/17/36            A2          11,286,288
      2,800     Old Mutual Capital Funding                                8.000%       6/22/53          Baa2           2,919,000
--------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                  21,298,798
                ----------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
      9,957     Centaur Funding Corporation, Series B, 144A               9.080%       4/21/20           BBB          11,643,467
--------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 2.1%
      2,300     American General Capital II                               8.500%       7/01/30           Aa3           2,987,739
      4,000     Mangrove Bay, Class 3, 144A                               6.102%       7/15/33          BBB+           3,914,372
      5,500     MetLife Inc.                                              6.400%      12/15/66            A3           5,543,753
      1,150     Nationwide Financial Services Capital Trust               7.899%       3/01/37          Baa1           1,371,856
      3,000     Oil Insurance Limited, 144A                               7.550%      12/30/49          Baa1           3,113,493
      7,250     Prudential PLC                                            6.500%       6/29/49             A           7,313,372
      4,750     Zurich Capital Trust I, 144A                              8.376%       6/01/37            A-           4,979,297
--------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                       29,223,882
                ----------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.5%
      1,200     KN Capital Trust I                                        8.560%       4/15/27          Baa3           1,202,030
      6,110     KN Capital Trust III                                      7.630%       4/15/28          Baa3           5,691,538
--------------------------------------------------------------------------------------------------------------------------------
                Total Oil, Gas & Consumable Fuels                                                                      6,893,568
                ----------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 0.3%
      6,400     Burlington Northern Santa Fe Funding Trust I              6.613%      12/15/55           BBB           6,380,710
--------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 1.1%
        500     Caisse Nationale Des Caisses d'Epargne et de              6.750%       1/27/49            A+             501,631
                 Prevoyance
     10,000     Dime Capital Trust I, Series A                            9.330%       5/06/27          Baa1          10,574,610
      1,000     Great Western Financial Trust II, Series A                8.206%       2/01/27          Baa1           1,042,719
      3,000     Washington Mutual Preferred Funding Trust II              6.665%       3/15/57           BBB           3,013,485
--------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                      15,132,445
                ----------------------------------------------------------------------------------------------------------------
                TOTAL CAPITAL PREFERRED SECURITIES (COST  $420,241,627)                                              411,339,592
                ================================================================================================================

Portfolio of INVESTMENTS December 31, 2006

     SHARES     DESCRIPTION (1)                                                                                          VALUE
--------------------------------------------------------------------------------------------------------------------------------
                INVESTMENT COMPANIES - 1.4% (0.9% OF TOTAL INVESTMENTS)
     65,094     Blackrock Preferred and Corporate Income                                                          $    1,437,276
                 Strategies Fund
    323,097     Blackrock Preferred Income Strategies Fund                                                             6,536,252
    188,002     Flaherty and Crumrine/Claymore Preferred                                                               4,025,123
                 Securities Income Fund Inc.
    109,974     Flaherty and Crumrine/Claymore Total Return Fund                                                       2,362,242
                 Inc.
    205,946     John Hancock Preferred Income Fund III                                                                 4,615,231
--------------------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENT COMPANIES (COST $17,709,021)                                                         18,976,124
                ================================================================================================================
  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                        COUPON        MATURITY                            VALUE
--------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.0% (0.7% OF TOTAL INVESTMENTS)
 $   14,200     Repurchase Agreement with Fixed Income Clearing           4.580%       1/02/07                    $   14,200,488
                 Corporation, dated 12/29/06, repurchase price
                 $14,207,714, collateralized by $10,820,000 U.S.
                 Treasury Bonds, 6.250%, due 8/15/23, value
                 $12,674,321 and $1,345,000 U.S. Treasury Bonds,
                 7.625%, due 2/15/25, value $1,815,750
 ==========     ----------------------------------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS (COST $14,200,488)                                                       14,200,488
                ================================================================================================================
                TOTAL INVESTMENTS (COST $2,072,028,787) - 148.7%                                                   2,113,792,476
                ================================================================================================================
                OTHER ASSETS LESS LIABILITIES - 1.1%                                                                  16,158,538
                ================================================================================================================
                PREFERRED SHARES, AT LIQUIDATION VALUE - (49.8)%                                                    (708,000,000)
                ================================================================================================================
                NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                     $1,421,951,014
                ================================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2006:

                                              FUND                                          FIXED RATE                   UNREALIZED
                           NOTIONAL    PAY/RECEIVE          FLOATING RATE    FIXED RATE        PAYMENT  TERMINATION    APPRECIATION
 COUNTERPARTY                AMOUNT  FLOATING RATE                  INDEX  (ANNUALIZED)      FREQUENCY         DATE  (DEPRECIATION)
 ----------------------------------------------------------------------------------------------------------------------------------
 JPMorgan Chase         $71,000,000        Receive      1-Month USD-LIBOR        2.994%        Monthly      1/22/08  $   1,693,975
 Morgan Stanley          71,000,000        Receive      1-Month USD-LIBOR         2.567        Monthly      1/22/07        168,059
 Morgan Stanley          71,000,000        Receive      1-Month USD-LIBOR         3.406        Monthly      1/22/09      2,386,505
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $   4,248,539
===================================================================================================================================


          USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Non-income producing.
        (3)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard &
                 Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (4)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ('LIBOR'), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (5)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (6)      Investment is eligible for the Dividends Received Deduction.
        N/R      Not rated.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
      CORTS      Corporate Backed Trust Securities.
      PCARS      Public Credit and Repackaged Securities.
      PPLUS      PreferredPlus Trust.
    SATURNS      Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

Nuveen Preferred and Convertible Income Fund 2 (JQC)

Portfolio of
        INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 9.9% (6.7% OF TOTAL INVESTMENTS)
             AEROSPACE & DEFENSE - 0.2%
    26,030   Boeing Company                                                                                  $    2,312,505
    25,972   Lockheed Martin Corporation                                                                          2,391,242
    15,390   Orbital Sciences Corporation, (2)                                                                      283,792
---------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                            4,987,539
             --------------------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS - 0.2%
    27,882   FedEx Corporation                                                                                    3,028,543
    16,507   Ryder System Inc.                                                                                      842,847
---------------------------------------------------------------------------------------------------------------------------
             Total Air Freight & Logistics                                                                        3,871,390
             --------------------------------------------------------------------------------------------------------------
             BEVERAGES - 0.1%
    35,210   Coca-Cola Company                                                                                    1,698,883
    11,581   Pepsi Bottling Group Inc.                                                                              357,969
---------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                      2,056,852
             --------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 0.3%
    20,630   Biogen Idec Inc., (2)                                                                                1,014,790
     9,710   Cephalon, Inc., (2)                                                                                    683,681
    18,388   Genentech, Inc., (2)                                                                                 1,491,818
    30,507   Gilead Sciences, Inc., (2)                                                                           1,980,820
---------------------------------------------------------------------------------------------------------------------------
             Total Biotechnology                                                                                  5,171,109
             --------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 0.2%
    73,590   JPMorgan Chase & Co.                                                                                 3,554,397
    16,210   Lehman Brothers Holdings Inc.                                                                        1,266,325
---------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                4,820,722
             --------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.2%
    17,690   Air Products & Chemicals Inc.                                                                        1,243,253
    25,458   Airgas, Inc.                                                                                         1,031,558
    27,390   Ashland Inc.                                                                                         1,894,840
    10,780   Sparetech Corporation                                                                                  282,652
---------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                      4,452,303
             --------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 0.5%
    30,650   Bank of Hawaii Corporation                                                                           1,653,568
    20,380   Colonial BancGroup Inc.                                                                                524,581
    10,285   Greater Bay Bancorp.                                                                                   270,804
    26,110   Mellon Financial Corporation                                                                         1,100,537
    13,290   Northern Trust Corporation                                                                             806,570
    43,640   PNC Financial Services Group, Inc.                                                                   3,231,106
    11,385   Sterling Bancshares Inc.                                                                               148,233
     6,630   Umpqua Holdings Corporation                                                                            195,121
    26,586   Washington Mutual, Inc.                                                                              1,209,397
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                               9,139,917
             --------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.6%
     8,710   Administaff, Inc.                                                                                      372,527
     6,042   American Ecology Corporation                                                                           111,837
     4,368   Consolidated Graphics Inc., (2)                                                                        258,018
    38,190   Convergys Corporation, (2)                                                                             908,158
     8,822   Corporate Executive Board Company                                                                      773,689
    31,300   Corrections Corporation of America, (2)                                                              1,415,699
    38,873   Global Payments Inc.                                                                                 1,799,820
    13,840   ITT Educational Services, Inc., (2)                                                                    918,561

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES (continued)
    52,290   Republic Services, Inc.                                                                         $    2,126,634
    43,930   SEI Investments Company                                                                              2,616,471
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                11,301,414
             --------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 0.2%
   116,240   Corning Incorporated, (2)                                                                            2,174,850
     4,939   Harris Corporation                                                                                     226,503
    13,510   Polycom Inc., (2)                                                                                      417,594
---------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                       2,818,947
             --------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.4%
    25,700   Apple Computer, Inc., (2)                                                                            2,180,388
    53,170   Hewlett-Packard Company                                                                              2,190,072
    31,890   Lexmark International, Inc., (2)                                                                     2,334,348
    50,974   Network Appliance Inc., (2)                                                                          2,002,259
---------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                        8,707,067
             --------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.1%
    18,310   Capital One Financial Corporation                                                                    1,406,574
---------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED CONSUMER SERVICES - 0.0%
    14,504   Jackson Hewitt Tax Services Inc.                                                                       492,701
---------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
    18,540   Alltel Corporation                                                                                   1,121,299
    35,450   AT&T Inc.                                                                                            1,267,338
     6,660   Cbeyond Inc., (2)                                                                                      203,729
     8,250   CT Communications, Inc.                                                                                189,090
    87,690   Sprint Nextel Corporation                                                                            1,656,464
---------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                         4,437,920
             --------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.3%
    30,280   Great Plains Energy Incorporated                                                                       962,904
    18,210   OGE Energy Corp.                                                                                       728,400
    48,740   PG&E Corporation                                                                                     2,306,864
    14,312   TXU Corporation                                                                                        775,854
    21,950   Xcel Energy, Inc.                                                                                      506,167
---------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                             5,280,189
             --------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 0.2%
    87,244   Emerson Electric Co.                                                                                 3,846,588
     5,906   Ormat Technologies Inc.                                                                                217,459
---------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                           4,064,047
             --------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
     4,750   American Science & Engineering Inc., (2)                                                               282,673
     6,544   Itron Inc., (2)                                                                                        339,241
    74,540   MEMC Electronic Materials, (2)                                                                       2,917,496
    12,967   Millipore Corporation, (2)                                                                             863,602
    14,181   Plexus Corporation, (2)                                                                                338,642
    14,461   Teledyne Technologies Inc., (2)                                                                        580,320
    22,135   Waters Corporation, (2)                                                                              1,083,951
---------------------------------------------------------------------------------------------------------------------------
             Total Electronic Equipment & Instruments                                                             6,405,925
             --------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 0.0%
     9,980   Matrix Service Company, (2)                                                                            160,678
    10,794   Unit Corporation, (2)                                                                                  522,969
---------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                      683,647
             --------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 0.1%
    51,350   Safeway Inc.                                                                                         1,774,656
    18,040   Whole Foods Market, Inc.                                                                               846,617
---------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                       2,621,273
             --------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.3%
    46,970   Campbell Soup Company                                                                                1,826,663
   112,380   ConAgra Foods, Inc.                                                                                  3,034,260

Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS (continued)
    19,890   H.J. Heinz Company                                                                              $      895,249
    18,590   McCormick and Company Inc.                                                                             716,830
---------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                  6,473,002
             --------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.3%
   107,913   Energen Corporation                                                                                  5,065,436
    16,650   Questar Corporation                                                                                  1,382,783
---------------------------------------------------------------------------------------------------------------------------
             Total Gas Utilities                                                                                  6,448,219
             --------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
    16,670   American Medical Systems Holdings, Inc., (2)                                                           308,728
    42,400   Baxter International Inc.                                                                            1,966,936
    22,714   Dade Behring Holdings Inc.                                                                             904,244
     9,854   Express Scripts, Inc., (2)                                                                             705,546
    11,820   Hillenbrand Industries                                                                                 672,913
    36,920   Hospira Inc., (2)                                                                                    1,239,774
     7,859   Surmodics Inc., (2)                                                                                    244,572
---------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                               6,042,713
             --------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.3%
     7,640   Centene Corporation, (2)                                                                               187,715
    14,209   Healthways Inc., (2)                                                                                   677,911
     5,550   Humana Inc., (2)                                                                                       306,971
     7,840   Mentor Corporation                                                                                     383,141
     9,500   Nighthawk Radiology Holdings Inc., (2)                                                                 242,250
    30,880   Quest Diagnostics Incorporated                                                                       1,636,640
    41,383   Wellcare Health Plans Inc., (2)                                                                      2,851,289
---------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                               6,285,917
             --------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 0.2%
    42,846   Choice Hotels International, Inc.                                                                    1,803,817
    15,807   Starbucks Corporation, (2)                                                                             559,884
---------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                  2,363,701
             --------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.1%
    50,922   Newell Rubbermaid Inc.                                                                               1,474,192
    16,410   Snap-on Incorporated                                                                                   781,772
---------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                             2,255,964
             --------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 0.2%
    52,840   Colgate-Palmolive Company                                                                            3,447,282
    18,537   Kimberly-Clark Corporation                                                                           1,259,589
---------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                             4,706,871
             --------------------------------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
    24,440   NRG Energy Inc., (2)                                                                                 1,368,884
---------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 0.1%
    29,460   General Electric Company                                                                             1,096,207
     3,790   Teleflex Inc.                                                                                          244,682
---------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                       1,340,889
             --------------------------------------------------------------------------------------------------------------
             INSURANCE - 0.6%
    50,818   AFLAC Incorporated                                                                                   2,337,628
    48,334   HCC Insurance Holdings Inc.                                                                          1,551,038
    63,154   Philadelphia Consolidated Holding Corporation, (2)                                                   2,814,142
     7,050   Tower Group Inc.                                                                                       219,044
   145,490   W.R. Berkley Corporation                                                                             5,020,860
---------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                     11,942,712
             --------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.0%
     3,926   Coldwater Creek Inc., (2)                                                                               96,266
---------------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 0.1%
     7,840   F5 Networks, Inc., (2)                                                                          $      581,806
     1,724   Google Inc., Class A, (2)                                                                              793,868
---------------------------------------------------------------------------------------------------------------------------
             Total Internet Software & Services                                                                   1,375,674
             --------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.0%
    15,336   Websense Inc., (2)                                                                                     350,121
---------------------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.0%
    21,860   Marvel Entertainment Inc., (2)                                                                         588,253
---------------------------------------------------------------------------------------------------------------------------
             LIFE SCIENCES TOOLS & SERVICES - 0.0%
     3,480   Illumina Inc., (2)                                                                                     136,799
---------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 0.2%
     7,570   Flow International Corporation, (2)                                                                     83,421
     2,996   Freightcar America Inc.                                                                                166,128
    13,774   Harsco Corporation                                                                                   1,048,201
     9,935   Joy Global Inc.                                                                                        480,258
     7,980   Paccar Inc.                                                                                            517,902
    15,135   Parker Hannifin Corporation                                                                          1,163,579
     3,690   Robbins & Myers, Inc.                                                                                  169,445
    15,010   Terex Corporation, (2)                                                                                 969,346
---------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                      4,598,280
             --------------------------------------------------------------------------------------------------------------
             MEDIA - 0.5%
    13,225   Comcast Corporation, Class A, (2)                                                                      559,814
    46,570   DIRECTV Group, Inc., (2)                                                                             1,161,456
    26,864   John Wiley and Sons Inc., Class A                                                                    1,033,458
    14,818   Liberty Global Inc., A Shares, (2)                                                                     431,945
    14,818   Liberty Global Inc., Class C, (2)                                                                      414,904
     7,984   Lodgenet Entertainment Corporation, (2)                                                                199,840
    61,140   McGraw-Hill Companies, Inc.                                                                          4,158,743
    11,000   NetFlix.com Inc., (2)                                                                                  284,460
    80,420   Time Warner Inc.                                                                                     1,751,548
---------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                          9,996,168
             --------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.0%
     4,570   Compass Minerals International, Inc.                                                                   144,229
---------------------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.3%
    29,780   Big Lots Inc., (2)                                                                                     682,558
    42,320   Dollar Tree Stores Inc., (2)                                                                         1,273,832
    48,500   Kohl's Corporation, (2)                                                                              3,318,855
---------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                               5,275,245
             --------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.4%
     6,460   Bill Barnett Corporation, (2)                                                                          175,777
    11,580   Cabot Oil & Gas Corporation                                                                            702,327
    34,190   EOG Resources, Inc.                                                                                  2,135,166
     8,240   Equitable Resources Inc.                                                                               344,020
     6,252   Houston Exploration Company, (2)                                                                       323,729
    10,357   Pioneer Drilling Company, (2)                                                                          137,541
     8,990   St Mary Land and Exploration Company                                                                   331,192
    28,441   Sunoco, Inc.                                                                                         1,773,581
    15,992   Valero Energy Corporation                                                                              818,151
    50,392   W&T Offshore Inc.                                                                                    1,548,042
---------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                    8,289,526
             --------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.1%
    25,920   Plum Creek Timber Company                                                                            1,032,912
---------------------------------------------------------------------------------------------------------------------------
             PERSONAL PRODUCTS - 0.1%
     7,230   NBTY Inc., (2)                                                                                         300,551
    23,410   Nutri System Inc., (2)                                                                               1,483,960
---------------------------------------------------------------------------------------------------------------------------
             Total Personal Products                                                                              1,784,511
             --------------------------------------------------------------------------------------------------------------

Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.2%
    12,790   Abraxis Bioscience Inc., (2)                                                                    $      349,679
    13,847   Allergan Inc.                                                                                        1,658,040
    10,500   Johnson & Johnson                                                                                      693,210
    14,710   Merck & Co. Inc.                                                                                       641,356
     7,170   New River Pharmaceuticals Inc., (2)                                                                    392,271
    11,220   Pozen Inc., (2)                                                                                        190,628
---------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                3,925,184
             --------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 0.3%
     7,103   American Home Mortgage Investment Corp.                                                                249,457
    13,860   Camden Property Trust                                                                                1,023,561
    12,653   Equity Inns Inc.                                                                                       201,942
    11,430   Health Care Property Investors Inc.                                                                    420,853
     8,747   LaSalle Hotel Properties                                                                               401,050
    16,460   Northstar Realty Finance Corporation                                                                   272,742
    11,421   Public Storage, Inc.                                                                                 1,113,548
     8,334   SL Green Realty Corporation                                                                          1,106,589
    14,447   Tanger Factory Outlet Centers                                                                          564,589
     2,654   Taubman Centers Inc.                                                                                   134,982
    13,534   United Dominion Realty Trust                                                                           430,246
---------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                    5,919,559
             --------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 0.2%
    17,760   Advanced Micro Devices, Inc., (2)                                                                      361,416
   175,200   Micron Technology, Inc., (2)                                                                         2,445,792
    35,820   National Semiconductor Corporation                                                                     813,114
    29,320   Trident Microsystems Inc., (2)                                                                         533,038
---------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                     4,153,360
             --------------------------------------------------------------------------------------------------------------
             SOFTWARE - 0.4%
     4,280   Ansys Inc., (2)                                                                                        186,137
    11,135   Aspen Technology Inc., (2)                                                                             122,708
    47,301   Autodesk, Inc., (2)                                                                                  1,913,798
    15,184   Blackbaud, Inc.                                                                                        394,784
    93,320   BMC Software Inc., (2)                                                                               3,004,904
    48,810   Intuit Inc., (2)                                                                                     1,489,193
    52,730   Salesforce.com, Inc., (2)                                                                            1,922,009
---------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                       9,033,533
             --------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 0.3%
    67,200   American Eagle Outfitters, Inc.                                                                      2,097,312
    13,511   Ann Taylor Stores Corporation, (2)                                                                     443,701
     7,234   Build-A-Bear-Workshop, Inc., (2)                                                                       202,697
     3,743   Childrens Place Retail Stores Inc., (2)                                                                237,755
     6,540   Dick's Sporting Goods Inc., (2)                                                                        320,395
     6,580   Gymboree Corporation, (2)                                                                              251,093
    16,860   Office Depot, Inc., (2)                                                                                643,546
    12,180   PetSmart Inc.                                                                                          351,515
    35,201   Staples, Inc.                                                                                          939,867
---------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                               5,487,881
             --------------------------------------------------------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.0%
    14,599   Guess Inc., (2)                                                                                        926,015
---------------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.0%
    20,010   Washington Federal Inc.                                                                                470,835
---------------------------------------------------------------------------------------------------------------------------
             TOBACCO - 0.2%
    48,440   UST Inc.                                                                                             2,819,208
---------------------------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
     7,374   GATX Corporation                                                                                       319,515
---------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $188,595,569)                                                            198,671,482
             ==============================================================================================================

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED SECURITIES - 8.6% (5.9% OF TOTAL INVESTMENTS)
             AUTOMOBILES - 1.8%
   407,000   Ford Motor Company Capital Trust II                       6.500%                         CCC      $   13,919,400
   664,265   General Motors Corporation                                5.250%                          B-          14,075,775
   384,100   General Motors Corporation                                6.250%                          B-           8,726,752
-----------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                     36,721,927
             ----------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 0.6%
    13,750   Affiliated Managers Group Inc.                            5.100%                          BB             723,594
    72,000   Affiliated Managers Group Inc.                            5.100%                          BB           3,789,000
   144,800   E*Trade Financial Corporation                             6.125%                         Ba3           4,226,712
    56,250   Lazard Limited                                            6.625%                         Ba1           2,333,813
-----------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                 11,073,119
             ----------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.1%
    51,100   Celanese Corporation                                      4.250%                         N/R           1,839,600
-----------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 0.6%
 9,100,000   Fortis Insurance NV, 144A                                 7.750%                          A+          13,002,335
-----------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.6%
    33,890   Allied Waste Industries Inc.                              6.250%                           B          11,187,936
-----------------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.0%
   750,000   SLM Corporation                                           5.326%                           A             752,175
-----------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.5%
   108,860   Entergy Corporation                                       7.625%                         BBB           6,474,993
    76,430   PNM Resources Inc.                                        6.750%                        Baa3           4,038,561
-----------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                              10,513,554
             ----------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.3%
    62,000   Bunge Limited                                             4.875%                         N/R           6,510,000
-----------------------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.1%
    37,500   Southern Union Company                                    5.000%                        BBB-           2,008,875
-----------------------------------------------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.2%
     5,500   NRG Energy Inc.                                           5.750%                          B2           1,485,000
-----------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 1.2%
   470,000   MetLife Inc.                                              6.375%                        BBB+          14,372,600
   375,770   Travelers Property Casualty Corporation                   4.500%                        Baa1           9,822,628
-----------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                       24,195,228
             ----------------------------------------------------------------------------------------------------------------
             MEDIA - 0.5%
   270,000   Comcast Corporation                                       2.000%                         BBB          10,935,000
-----------------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.2%
     3,380   Freeport McMoran Copper & Gold, Inc.                      5.500%                          B-           4,416,393
-----------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.7%
   253,450   Schering-Plough Corporation                               6.000%                         BBB          14,418,771
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 0.2%
   151,465   Annaly Mortgage Management Inc.                           6.000%                         N/R           4,354,619
-----------------------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 0.8%
       153   Fannie Mae                                                5.375%                         AA-          15,302,238
-----------------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.2%
    78,725   Crown Castle International Corporation                    6.250%                         N/R           4,369,238
-----------------------------------------------------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED SECURITIES (COST $158,521,379)                                           173,086,008
             ================================================================================================================

Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 43.8% (29.8% OF TOTAL INVESTMENTS)
             AUTOMOBILES - 0.0%
     3,000   DaimlerChrysler AG (CORTS)                                7.875%                        Baa1      $       75,750
     1,300   DaimlerChrysler Corp. (PPLUS)                             7.250%                          A3              34,099
-----------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                        109,849
             ----------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 3.1%
   269,511   BNY Capital Trust V, Series F                             5.950%                          A1           6,665,007
   219,600   Compass Capital Trust III                                 7.350%                          A3           5,509,764
    31,200   CSFB USA, Series 2002-10 (SATURNS)                        7.000%                         AA-             790,920
    22,600   First Union Institutional Capital II (CORTS)              8.200%                          A1             606,810
     8,400   Goldman Sachs Capital I (CORTS)                           6.000%                          A1             204,036
     7,700   Goldman Sachs Capital I, Series A (CORTS)                 6.000%                          A1             188,958
     6,700   Goldman Sachs Group Inc., Series 2004-04 (SATURNS)        6.000%                          A1             164,150
     2,900   Goldman Sachs Group Inc., Series 2004-06 (SATURNS)        6.000%                          A1              70,470
     2,900   Goldman Sachs Group Inc., Series 2004-4 (CORTS)           6.000%                          A1              71,050
    16,500   Goldman Sachs Group Inc., Series GSC-3 (PPLUS)            6.000%                          A1             398,310
    11,200   Goldman Sachs Group Inc., Series GSG-1 (PPLUS)            6.000%                         AA-             272,944
     4,000   Goldman Sachs Group Inc., Series GSG-2 (PPLUS)            5.750%                         AA-              93,440
    71,500   Merrill Lynch Capital Trust II                            8.000%                          A1           1,812,525
   423,200   Merrill Lynch Preferred Capital Trust III                 7.000%                          A1          10,812,760
   189,600   Merrill Lynch Preferred Capital Trust IV                  7.120%                          A1           4,876,512
   283,400   Merrill Lynch Preferred Capital Trust V                   7.280%                          A1           7,308,886
   211,850   Morgan Stanley Capital Trust II                           7.250%                          A1           5,380,990
   185,370   Morgan Stanley Capital Trust III                          6.250%                          A1           4,654,641
   121,846   Morgan Stanley Capital Trust IV                           6.250%                          A1           3,052,242
   310,300   Morgan Stanley Capital Trust VI                           6.600%                          A1           7,943,680
    31,980   Morgan Stanley Capital Trust VII                          6.600%                          A2             807,175
-----------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                 61,685,270
             ----------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 8.4%
   303,200   Abbey National PLC, Series C                              7.375%                          A2           7,719,472
   730,000   ABN AMRO Capital Fund Trust V                             5.900%                           A          17,702,500
    35,179   ABN AMRO Capital Fund Trust VI                            6.250%                           A             886,511
    17,021   ABN AMRO Capital Trust Fund VII                           6.080%                           A             425,525
   115,200   ASBC Capital I                                            7.625%                        Baa1           2,906,496
   128,410   BAC Capital Trust I                                       7.000%                         Aa3           3,220,523
   565,500   BAC Capital Trust II                                      7.000%                         Aa3          14,307,150
   151,300   BAC Capital Trust III                                     7.000%                         Aa3           3,847,559
     1,000   BAC Capital Trust X                                       6.250%                         Aa3              25,060
   108,627   Banco Santander 144A                                      6.800%                          A2           2,729,253
   816,556   Banco Santander, (6)                                      6.410%                          A2          20,707,860
     6,700   BancorpSouth Capital Trust I                              8.150%                        Baa2             167,969
    28,800   Banesto Holdings, Series A, 144A                         10.500%                          A2             871,200
   167,700   Bank One Capital Trust VI                                 7.200%                          A1           4,254,549
    52,800   BankNorth Capital Trust II                                8.000%                          A3           1,329,504
    66,042   Barclays Bank PLC, (6)                                    6.625%                         Aa3           1,756,717
    33,900   Capital One Capital II Corporation                        7.500%                        Baa1             888,817
   166,100   Chittenden Capital Trust I                                8.000%                        Baa1           4,195,686
   142,300   Citizens Funding Trust I                                  7.500%                        Baa2           3,717,588
   146,500   Cobank ABC, 144A, (6)                                     7.000%                         N/R           7,456,997
   119,100   Comerica Capital Trust I                                  7.600%                          A3           3,003,702
   430,300   Fleet Capital Trust VIII                                  7.200%                         Aa3          10,809,136
    61,600   HSBC Finance Corporation                                  6.875%                         AA-           1,583,120
    85,867   KeyCorp Capital Trust V                                   5.875%                          A3           2,058,232
     4,100   Keycorp Capital VIII                                      7.000%                          A3             107,753
   723,905   National City Capital Trust II                            6.625%                          A3          18,301,259
    21,700   ONB Capital Trust II                                      8.000%                        Baa2             551,397
    27,300   PNC Capital Trust                                         6.125%                          A3             679,497
   181,074   Royal Bank of Scotland Group PLC, Series L                5.750%                          A1           4,372,937
   124,740   Royal Bank of Scotland Group PLC, Series N                6.350%                          A1           3,182,117
    14,300   SunAmerica CORTS                                          6.700%                           A             368,082
    31,800   USB Capital Trust VI                                      5.750%                         Aa3             758,112
    43,900   USB Capital Trust XI                                      6.600%                          A1           1,114,182
    39,300   VNB Capital Trust I                                       7.750%                        Baa1             993,897
    40,000   Wells Fargo Capital Trust IV                              7.000%                         Aa2           1,004,000
   483,400   Wells Fargo Capital Trust V                               7.000%                         Aa2          12,176,846
   114,700   Wells Fargo Capital Trust VI                              6.950%                         Aa2           2,873,235

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
   129,309   Wells Fargo Capital Trust VII                             5.850%                         Aa2      $    3,175,829
    11,000   Wells Fargo Capital Trust IX                              5.625%                         Aa2             261,470
   117,800   Zions Capital Trust B                                     8.000%                        Baa1           3,002,722
-----------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                               169,494,461
             ----------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.0%
    20,000   IBM Trust IV (CORTS)                                      7.000%                          A+             503,200
-----------------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.0%
    14,200   SLM Corporation                                           6.000%                           A             346,622
-----------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 4.5%
   101,500   BAC Capital Trust XII                                     6.875%                         Aa3           2,668,943
    27,700   CIT Group Incorporated (CORTS)                            7.750%                          A3             736,820
   197,400   Citigroup Capital Trust VII                               7.125%                         Aa2           5,004,090
   754,422   Citigroup Capital Trust VIII                              6.950%                         Aa2          18,996,346
     6,100   Citigroup Capital XIV                                     6.875%                         Aa2             160,186
   298,821   Citigroup Capital XV                                      6.500%                         Aa3           7,517,231
    35,000   Citigroup Capital XVI                                     6.450%                         Aa3             882,000
     6,500   Citigroup, Series CIT (CORTS)                             6.750%                          A3             166,465
     2,000   Deutsche Bank Capital Funding Trust VIII                  6.375%                           A              51,750
     1,400   General Electric Capital Corporation (CORTS)              6.000%                         AAA              34,678
    40,500   General Electric Capital Corporation                      6.625%                         AAA           1,021,005
   592,320   ING Group N.V.                                            7.200%                           A          15,145,622
   755,475   ING Group N.V.                                            7.050%                           A          19,181,510
    71,965   JPMorgan Chase & Company (PCARS)                          7.125%                          A2           1,796,966
    73,600   JPMorgan Chase Trust, Series 2002-6, Class A              7.125%                          A1           1,905,504
              (SATURNS)
   598,100   Merrill Lynch Capital Trust I                             6.450%                          A1          14,653,450
    47,000   Royal Bank of Scotland Public Limited Company,            6.750%                          A1           1,238,450
              Series 2006Q
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                  91,161,016
             ----------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
    38,500   BellSouth Capital Funding (CORTS)                         7.100%                           A             991,375
    30,500   BellSouth Corporation (CORTS)                             7.000%                         Aa3             767,380
    50,600   BellSouth Corporation, Series 2001-3 (SATURNS)            7.125%                           A           1,265,506
    32,600   BellSouth Inc. (CORTS)                                    7.000%                           A             837,820
    81,200   BellSouth Telecommunications (PPLUS)                      7.300%                           A           2,040,556
    28,000   Verizon Communications (CORTS)                            7.625%                           A             719,600
    48,100   Verizon Communications (CORTS)                            7.375%                           A           1,226,550
    50,700   Verizon New England Inc., Series B                        7.000%                          A3           1,283,217
    30,400   Verizon South Inc., Series F                              7.000%                           A             768,512
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                           9,900,516
             ----------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.5%
     6,000   Consolidated Edison, Inc.                                 7.250%                          A2             153,180
    21,100   DTE Energy Trust I                                        7.800%                        Baa3             534,885
    28,900   Entergy Louisiana LLC                                     7.600%                          A-             725,679
     8,300   Entergy Mississippi Inc.                                  7.250%                          A-             211,899
    51,600   FPL Group Capital Inc.                                    6.600%                          A3           1,304,448
     3,000   Georgia Power Capital Trust V                             7.125%                          A3              75,420
    11,700   Mississippi Power Capital Trust II                        7.200%                          A2             292,851
     5,200   National Rural Utilities Cooperative Finance              7.400%                          A3             131,820
              Corporation
     1,500   National Rural Utilities Cooperative Finance              6.100%                          A3              36,810
              Corporation
     1,600   National Rural Utilities Cooperative Finance              5.950%                          A3              38,640
              Corporation
    33,600   Northern States Power Company                             8.000%                          A3             858,480
     1,500   PPL Energy Supply LLC                                     7.000%                         BBB              39,141
    15,400   Southern Company Capital Trust I (CORTS)                  8.190%                        BBB+             415,800
    35,700   Southern Company Capital Trust I (CORTS)                  7.375%                        BBB+             923,381
    13,100   Southern Company Capital Trust VI                         7.125%                        BBB+             330,513
   122,500   Virginia Power Capital Trust                              7.375%                        Baa2           3,133,550
-----------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                               9,206,497
             ----------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.2%
    54,200   Dairy Farmers of America Inc., 144A, (6)                  7.875%                        BBB-           5,352,250
-----------------------------------------------------------------------------------------------------------------------------

Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.1%
    72,700   Pulte Homes Inc.                                          7.375%                         BBB      $    1,894,744
-----------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 0.0%
     5,400   General Electric Company, Series GE (CORTS)               6.800%                         AAA             138,078
-----------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 10.7%
 1,210,933   Ace Ltd., Series C                                        7.800%                        Baa2          31,363,165
     2,100   Aegon N.V.                                                6.875%                          A-              54,894
 1,402,000   Aegon N.V., (6)                                           6.375%                          A-          36,409,940
    36,700   AMBAC Financial Group Inc.                                5.950%                          AA             892,544
   236,713   Arch Capital Group Limited, Series B                      7.785%                        Baa3           6,145,069
   389,973   Arch Capital Group Limited                                8.000%                        Baa3          10,314,786
   677,101   Delphi Financial Group, Inc.                              8.000%                         BBB          17,455,664
   200,456   EverestRe Capital Trust II                                6.200%                        Baa1           4,786,889
    97,100   EverestRe Group Limited                                   7.850%                        Baa1           2,479,934
 1,401,100   Lincoln National Capital Trust VI                         6.750%                          A-          35,728,050
   123,800   Markel Corporation                                        7.500%                        BBB-           3,218,181
   903,702   PartnerRe Limited, Series C                               6.750%                        BBB+          22,954,031
    80,900   PLC Capital Trust III                                     7.500%                        BBB+           2,049,197
    70,800   PLC Capital Trust IV                                      7.250%                        BBB+           1,794,780
    23,800   PLC Capital Trust V                                       6.125%                        BBB+             592,144
    36,700   Protective Life Corporation                               7.250%                         BBB             957,503
    39,200   Prudential PLC                                            6.750%                           A           1,005,088
   104,088   RenaissanceRe Holdings Limited, Series A                  8.100%                        BBB+           2,620,936
   124,700   RenaissanceRe Holdings Limited, Series B                  7.300%                         BBB           3,196,685
     1,534   RenaissanceRe Holdings Limited, Series C                  6.080%                        BBB+              36,509
    18,600   RenaissanceRe Holdings Ltd                                6.600%                         BBB             463,698
    24,600   Safeco Capital Trust I (CORTS)                            8.750%                        Baa2             722,871
    48,300   Safeco Capital Trust III (CORTS)                          8.072%                        Baa2           1,252,902
    17,400   Safeco Capital Trust IV (CORTS)                           8.375%                        Baa2             489,636
    40,200   Safeco Corporation, Series 2001-7 (SATURNS)               8.250%                        Baa2           1,006,608
    38,800   Safeco Corporation, Series 2002-5 (SATURNS)               8.250%                        Baa2             978,148
   709,600   W.R. Berkley Corporation                                  6.750%                        BBB-          17,846,440
    68,800   XL Capital Ltd, Series A                                  8.000%                        Baa1           1,737,200
   248,540   XL Capital Ltd, Series B                                  7.625%                        Baa1           6,362,624
-----------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                      214,916,116
             ----------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.0%
     2,500   Vertex Industries Inc. (PPLUS)                            7.625%                           A              63,250
-----------------------------------------------------------------------------------------------------------------------------
             MEDIA - 2.2%
    52,700   CBS Corporation                                           7.250%                         BBB           1,322,243
 1,031,100   Comcast Corporation                                       7.000%                        BBB+          26,647,542
   640,500   Viacom Inc.                                               6.850%                         BBB          15,972,469
     2,900   Walt Disney Company (CORTS)                               6.875%                          A-              74,530
-----------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                           44,016,784
             ----------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 0.1%
    52,400   Dominion CNG Capital Trust I                              7.800%                        Baa2           1,328,864
-----------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.9%
   679,400   Nexen Inc.                                                7.350%                        Baa3          17,528,520
-----------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.1%
    49,000   Bristol Myers Squibb Company (CORTS)                      6.250%                          A+           1,240,925
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 10.8%
    30,600   AMB Property Corporation, Series P                        6.850%                        Baa2             787,950
    77,100   AvalonBay Communities, Inc., Series H                     8.700%                         BBB           2,071,677
   166,283   BRE Properties, Series B                                  8.080%                        BBB-           4,244,374
     3,900   Developers Diversified Realty Corporation, Series         8.600%                        BBB-              99,021
              F
   104,300   Developers Diversified Realty Corporation, Series         8.000%                        BBB-           2,666,951
              G
 1,264,845   Developers Diversified Realty Corporation, Series         7.375%                        BBB-          31,949,985
              H
   125,600   Duke Realty Corporation, Series L                         6.600%                         BBB           3,166,376
    31,700   Duke Realty Corporation, Series N                         7.250%                         BBB             837,080
    25,000   Duke-Weeks Realty Corporation, Series B                   7.990%                         BBB           1,235,938
   100,400   Duke-Weeks Realty Corporation                             6.950%                         BBB           2,608,392

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE (continued)
    96,000   Duke-Weeks Realty Corporation                             6.625%                         BBB      $    2,425,920
   196,800   Equity Office Properties Trust, Series G                  7.750%                        BBB-           4,951,488
    15,400   Equity Residential Properties Trust, Series D             8.600%                         BBB             396,550
   314,523   Equity Residential Properties Trust, Series N             6.480%                         BBB           7,941,706
     4,900   First Industrial Realty Trust, Inc., Series C             8.625%                        BBB-             136,955
   688,600   HRPT Properties Trust, Series B                           8.750%                        BBB-          17,703,906
   532,700   HRPT Properties Trust, Series C                           7.125%                        BBB-          13,924,778
    99,800   New Plan Excel Realty Trust, Series E                     7.625%                        BBB-           2,594,800
     3,997   Prologis Trust, Series C                                  8.540%                         BBB             241,319
    96,275   Prologis Trust, Series G                                  6.750%                         BBB           2,456,938
     2,000   PS Business Parks, Inc., Series F                         8.750%                        BBB-              49,980
     4,000   PS Business Parks, Inc., Series I                         6.875%                        BBB-             100,400
       700   PS Business Parks, Inc., Series K                         7.950%                        BBB-              18,550
   243,000   PS Business Parks, Inc., Series L                         7.600%                        BBB-           6,240,240
   130,700   PS Business Parks, Inc., Series O                         7.375%                        BBB-           3,336,941
   299,600   PS Business Parks, Inc.                                   7.000%                        BBB-           7,624,820
    12,500   Public Storage Inc., Series I                             7.250%                        BBB+             325,625
   249,836   Public Storage Inc.                                       6.750%                        BBB+           6,316,179
   149,000   Public Storage, Inc., Series E                            6.750%                        BBB+           3,784,600
    18,400   Public Storage, Inc., Series F                            6.450%                        BBB+             457,240
   197,600   Public Storage, Inc., Series H                            6.950%                        BBB+           5,102,032
    32,800   Public Storage, Inc., Series K                            7.250%                        BBB+             852,800
    45,000   Public Storage, Inc., Series T                            7.625%                        BBB+           1,124,100
   174,500   Public Storage, Inc., Series U                            7.625%                        BBB+           4,359,010
    31,500   Public Storage, Inc., Series V                            7.500%                        BBB+             801,675
    15,403   Realty Income Corporation, Series E                       6.750%                        BBB-             388,445
   166,100   Regency Centers Corporation                               7.450%                        BBB-           4,248,838
    20,650   Simon Property Group, Inc., Series G                      7.890%                         BBB           1,053,150
     2,600   United Dominion Realty Trust                              8.600%                        BBB-              66,196
     1,200   Vornado Realty Trust, Series F                            6.750%                        BBB-              30,228
   165,000   Vornado Realty Trust, Series G                            6.625%                        BBB-           4,100,250
   183,000   Vornado Realty Trust, Series H                            6.750%                        BBB-           4,584,150
 1,987,734   Wachovia Preferred Funding Corporation                    7.250%                          A2          55,835,448
   130,300   Weingarten Realty Trust, Series E                         6.950%                          A-           3,363,695
-----------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                    216,606,696
             ----------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 1.2%
    70,800   Countrywide Capital Trust III (PPLUS)                     8.050%                        BBB+           1,830,180
   733,343   Countrywide Capital Trust IV                              6.750%                        BBB+          18,340,908
   129,000   Countrywide Capital Trust V                               7.000%                        BBB+           3,253,225
-----------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                      23,424,313
             ----------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.5%
    60,200   AT&T Wireless (CORTS)                                     8.000%                           A           1,568,812
    24,200   AT&T Wireless, Series 2002-B (SATURNS)                    9.250%                           A             643,720
    50,600   United States Cellular Corporation                        8.750%                          A-           1,308,516
   270,291   United States Cellular Corporation                        7.500%                         BBB           6,959,993
-----------------------------------------------------------------------------------------------------------------------------
             Total Wireless Telecommunication Services                                                             10,481,041
             ----------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) PREFERRED SECURITIES (COST $880,581,061)                                  879,399,012
             ================================================================================================================
                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (5)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 1.4% (1.0% OF TOTAL INVESTMENTS) (4)
               BUILDING PRODUCTS - 0.1%
 $      998    TFS Acquisition, Term Loan                                8.921%        8/11/13              B+      $    1,004,981
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.1%
      2,000    Banta Corporation, Term Loan                              7.110%       10/31/13              BB           2,005,000
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.3%
      5,000    HCA, Inc., Term Loan                                      8.114%       11/17/13             Ba3           5,061,180
      1,500    LifePoint Hospitals Holdings, Inc., Term Loan B           6.975%        4/18/12             Ba3           1,496,156
----------------------------------------------------------------------------------------------------------------------------------
      6,500    Total Health Care Providers & Services                                                                    6,557,336
----------------------------------------------------------------------------------------------------------------------------------

Portfolio of INVESTMENTS December 31, 2006

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (5)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 0.1%
 $      995    Cedar Fair LP, Term Loan                                  7.850%        8/30/12             BB-      $    1,006,069
----------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.1%
      2,000    Oshkosh Truck Corporation, Term Loan                      7.350%       12/06/13             Ba3           2,004,063
----------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 0.3%
      1,000    Charter Communications Inc., Term Loan B                  8.005%        4/28/13               B           1,007,688
      2,000    Neilsen Finance LLC, Term Loan B                          8.125%        8/01/13              B+           2,016,389
      1,521    Panamsat Corporation, Term Loan                           7.872%        1/03/14              BB           1,538,483
        995    Philadelphia Newspapers, Term Loan                        8.120%        6/29/13             N/R             990,440
----------------------------------------------------------------------------------------------------------------------------------
      5,516    Total Media                                                                                               5,553,000
----------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.1%
        345    Bluegrass Container Company, LLC, 1st Lien Term           7.609%        7/31/13             BB-             348,941
                Loan
      1,152    Bluegrass Container Company, LLC, Term Loan B             7.610%        6/30/13             BB-           1,163,895
        995    Georgia-Pacific Corporation, Term Loan B                  7.356%        2/13/12             BB-           1,000,779
----------------------------------------------------------------------------------------------------------------------------------
      2,492    Total Paper & Forest Products                                                                             2,513,615
----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
      1,000    LNR Property Corporation, Term Loan B                     8.120%        7/12/11              B2           1,005,209
----------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.1%
      1,333    Advanced Micro Devices, Term Loan B                       7.620%       12/31/13             BB-           1,341,239
----------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 0.1%
      2,993    Dealer Computer Service, Term Loan                        7.850%       10/26/12             BB-           3,011,469
      1,500    Intergraph Corporation, Term Loan                         7.870%        5/29/14               B           1,508,438
----------------------------------------------------------------------------------------------------------------------------------
      4,493    Total Software                                                                                            4,519,907
----------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.0%
        979    Michaels Stores Inc., Term Loan                           8.375%       10/31/13              B-             986,255
----------------------------------------------------------------------------------------------------------------------------------
 $   28,306    TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST $28,291,816)                                             28,496,674
==================================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON          MATURITY     RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS - 36.1% (24.6% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 2.2%
 $    5,740    AAR Corporation, 144A                                     1.750%        2/01/26              BB      $    6,744,500
        500    Alliant Techsystems Inc., 144A                            2.750%        9/15/11              B+             513,750
        500    Armor Holdings Inc.                                       2.000%       11/01/24              B+             605,000
      9,425    L-3 Communications Corporation                            3.000%        8/01/35             BB+           9,943,375
      4,670    L-3 Communications Corporation, 144A                      3.000%        8/01/35             BB+           4,926,850
     11,675    Lockheed Martin Corporation                               5.124%        8/15/33            BBB+          15,551,217
      4,445    Triumph Group Inc.                                        2.625%       10/01/26             N/R           5,156,200
----------------------------------------------------------------------------------------------------------------------------------
     36,955    Total Aerospace & Defense                                                                                43,440,892
----------------------------------------------------------------------------------------------------------------------------------
               AIRLINES - 0.7%
      1,700    AMR Corporation                                           4.500%        2/15/24            CCC+           2,588,250
      1,400    Continental Airlines, Inc.                                5.000%        6/15/23            CCC+           3,087,000
      5,715    UAL Corporation, 144A                                     4.500%        6/30/21             N/R           8,242,116
----------------------------------------------------------------------------------------------------------------------------------
      8,815    Total Airlines                                                                                           13,917,366
----------------------------------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY - 3.2%
     13,570    Amgen Inc., 144A                                          0.125%        2/01/11              A+          13,298,600
     14,050    Amgen Inc., 144A                                          0.375%        2/01/13              A+          13,874,375
      6,165    Cephalon, Inc.                                            0.000%        6/15/33              B-           8,230,275
     13,025    Genzyme Corporation                                       1.250%       12/01/23             BBB          13,611,125
     13,450    Gilead Sciences Inc., 144A                                0.625%        5/01/13             N/R          13,853,500
      2,000    Sepracor Inc.                                             5.000%        2/15/07              B-           2,000,000
----------------------------------------------------------------------------------------------------------------------------------
     62,260    Total Biotechnology                                                                                      64,867,875
----------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.5%
      9,300    Goldman Sachs Group, Inc.                                 0.125%        6/28/11             AA-          10,253,436
----------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 0.6%
 $   10,260    U.S. Bancorp, 144A                                        3.615%       9/20/36           Aa2      $   10,405,692
      1,000    Wells Fargo & Company                                     5.625%       5/01/33           Aa1           1,008,230
-------------------------------------------------------------------------------------------------------------------------------
     11,260    Total Commercial Banks                                                                                11,413,922
-------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 2.0%
      4,100    Andrew Corporation                                        3.250%       8/15/13            B+           4,156,375
      3,800    Arris Group Inc.                                          2.000%      11/15/26           N/R           4,043,200
      4,000    Ciena Corporation                                         3.750%       2/01/08             B           3,890,000
      3,590    Fibertower Corporation, 144A                              9.000%      11/15/12           N/R           4,303,513
     10,665    Lucent Technologies Inc., Series B                        2.750%       6/15/25           Ba3          12,104,775
     10,800    Lucent Technologies Inc.                                  2.750%       6/15/23           Ba3          11,664,000
-------------------------------------------------------------------------------------------------------------------------------
     36,955    Total Communications Equipment                                                                        40,161,863
-------------------------------------------------------------------------------------------------------------------------------
               COMPUTERS & PERIPHERALS - 1.7%
      2,950    Electronics for Imaging Inc.                              1.500%       6/01/23           N/R           3,274,500
      8,710    EMC Corporation, 144A                                     1.750%      12/01/11          BBB+           9,069,288
      8,610    EMC Corporation, 144A                                     1.750%      12/01/13          BBB+           8,965,163
     15,485    Sandisk Corporation                                       1.000%       5/15/13           BB-          13,781,650
-------------------------------------------------------------------------------------------------------------------------------
     35,755    Total Computers & Peripherals                                                                         35,090,601
-------------------------------------------------------------------------------------------------------------------------------
               CONSTRUCTION & ENGINEERING - 0.3%
      4,545    Quanta Services Inc., 144A                                3.750%       4/30/26           N/R           5,141,531
-------------------------------------------------------------------------------------------------------------------------------
               CONSUMER FINANCE - 0.2%
      4,390    Compucredit Corporation                                   5.875%      11/30/35           N/R           4,483,288
-------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.7%
     14,100    Sealed Air Corporation, 144A                              3.000%       6/30/33           BBB          14,699,250
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 1.6%
     14,900    Citigroup Funding Inc.                                    0.125%       9/07/11           Aa1          14,777,820
     13,600    Merrill Lynch & Co. Inc.                                  0.000%       3/13/32           Aa3          18,111,120
-------------------------------------------------------------------------------------------------------------------------------
     28,500    Total Diversified Financial Services                                                                  32,888,940
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
      2,150    Level 3 Communications Inc.                               3.500%       6/15/12          Caa2           2,682,125
      6,725    Level 3 Communications Inc.                               2.875%       7/15/10          Caa2           7,086,469
      3,500    Qwest Communications International Inc.                   3.500%      11/15/25            B+           5,490,625
      2,105    Time Warner Telecom Inc.                                  2.375%       4/01/26          CCC+           2,657,563
-------------------------------------------------------------------------------------------------------------------------------
     14,480    Total Diversified Telecommunication Services                                                          17,916,782
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.1%
      1,015    PPL Energy Supply LLC                                     2.625%       5/15/23           BBB           1,465,406
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.1%
      2,600    General Cable Corporation                                 0.875%      11/15/13            B+           2,785,250
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
      2,000    SCI Systems Inc.                                          3.000%       3/15/07            B1           1,997,500
-------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 2.4%
      6,500    Cameron International Corporation, 144A                   2.500%       6/15/26          BBB+           7,011,875
      4,415    Core Laboratories LP, 144A                                0.250%      10/31/11           N/R           4,632,991
        500    Halliburton Company                                       3.125%       7/15/23          BBB+             848,125
      4,025    Hanover Compressor Company                                4.750%       1/15/14             B           5,770,844
     13,415    Nabors Industries Inc., 144A                              0.940%       5/15/11            A-          12,895,169
      1,250    Nabors Industries Inc., 144A                              0.940%       5/15/11            A-           1,201,563
     13,000    Nabors Industries Inc.                                    0.000%       6/15/23           N/R          13,715,000
        500    Pride International Inc.                                  3.250%       5/01/33           Ba2             630,625
      2,160    SESI LLC, Convertible Bond, 144A                          1.500%      12/15/26           BB-           2,146,500
-------------------------------------------------------------------------------------------------------------------------------
     45,765    Total Energy Equipment & Services                                                                     48,852,692
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
        500    Advanced Medical Optics                                   3.250%       8/01/26           N/R             454,375
      4,150    CYTYC Corporation                                         2.250%       3/15/24           N/R           4,482,000

Portfolio of INVESTMENTS December 31, 2006

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES (continued)
 $   23,350    Medtronic, Inc.                                           1.500%       4/15/11           AA-      $   24,867,750
      4,800    Medtronic, Inc.                                           1.625%       4/15/13           AA-           5,142,000
        250    Medtronic, Inc.                                           1.500%       4/15/11           AA-             266,250
-------------------------------------------------------------------------------------------------------------------------------
     33,050    Total Health Care Equipment & Supplies                                                                35,212,375
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.9%
        500    LifePoint Hospitals Inc.                                  3.250%       8/15/25            B+             451,875
      3,975    Manor Care Inc.                                           2.000%       6/01/36           BBB           4,193,625
      3,550    PSS World Medical Inc.                                    2.250%       3/15/24            B+           4,384,250
      8,510    Roche Holdings Inc., 144A                                 0.000%       7/25/21           N/R           8,197,428
-------------------------------------------------------------------------------------------------------------------------------
     16,535    Total Health Care Providers & Services                                                                17,227,178
-------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 1.5%
      1,000    Caesars Entertainment Inc.                                5.370%       4/15/24          Baa3           1,301,300
      3,075    Carnival Corporation                                      2.000%       4/15/21            A-           3,951,375
     19,650    Carnival Corporation                                      1.132%       4/29/33            A-          14,393,625
        500    Hilton Hotels Corporation                                 3.375%       4/15/23            BB             791,250
      4,575    International Game Technology, 144A                       2.600%      12/15/36           BBB           4,580,719
      4,245    RARE Hospitality International Inc., 144A                 2.500%      11/15/26           N/R           4,271,531
-------------------------------------------------------------------------------------------------------------------------------
     33,045    Total Hotels, Restaurants & Leisure                                                                   29,289,800
-------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES - 0.0%
        500    3M Company                                                0.000%      11/21/32           Aa1             458,750
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 1.4%
         15    Alleghany Corporation                                     5.750%       6/15/09          BBB-           4,879,425
      8,015    American Financial Group Inc.                             1.486%       6/02/33           BBB           5,059,469
      3,740    Berkshire Hathaway Inc., 144A                             0.000%       5/15/07           N/R           4,588,082
     14,200    Prudential Financial Inc.                                 2.613%      11/15/35             A          14,502,602
-------------------------------------------------------------------------------------------------------------------------------
     25,970    Total Insurance                                                                                       29,029,578
-------------------------------------------------------------------------------------------------------------------------------
               INTERNET & CATALOG RETAIL - 0.1%
      2,380    Priceline.com Inc., 144A                                  0.500%       9/30/11             B           2,844,100
-------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.4%
      3,050    Digital River Inc.                                        1.250%       1/01/24           N/R           4,189,938
      3,110    DST Systems Inc.                                          4.125%       8/15/23           N/R           4,338,450
-------------------------------------------------------------------------------------------------------------------------------
      6,160    Total IT Services                                                                                      8,528,388
-------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 0.2%
      1,165    K2 Corporation, 144A                                      5.000%       6/15/10           N/R           1,291,694
-------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 3.0%
      3,800    ELF Special Financing Limited, 144A                       5.710%       6/15/09           Ba3           4,633,625
     11,800    Liberty Media Corporation                                 4.000%      11/15/29           BB+           7,935,500
     12,325    Liberty Media Corporation                                 0.750%       3/30/23           BB+          15,683,563
     10,150    Omnicom Group Inc.                                        0.000%       7/01/38            A-          11,012,750
        975    Playboy Enterprises Inc.                                  3.000%       3/15/25           N/R             920,156
      3,820    Shuffle Master Inc.                                       1.250%       4/15/24           N/R           4,216,325
     12,435    Walt Disney Company                                       2.125%       4/15/23            A-          15,170,700
-------------------------------------------------------------------------------------------------------------------------------
     55,305    Total Media                                                                                           59,572,619
-------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.3%
      1,430    Century Aluminum Company                                  1.750%       8/01/24           BB-           2,255,825
      3,375    Placer Dome Inc.                                          2.750%      10/15/23            A-           4,636,406
-------------------------------------------------------------------------------------------------------------------------------
      4,805    Total Metals & Mining                                                                                  6,892,231
-------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.6%
      1,700    Centerpoint Energy Inc.                                   2.875%       1/15/24          BBB-           2,258,875
      8,625    Dominion Resources Inc., Series C                         2.125%      12/15/23           BBB           9,951,094
-------------------------------------------------------------------------------------------------------------------------------
     10,325    Total Multi-Utilities                                                                                 12,209,969
-------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 1.2%
     10,650    Chesapeake Energy Corporation, 144A                       2.750%      11/15/35            BB          10,823,063
      3,550    Devon Energy Corporation                                  4.900%       8/15/08           BBB           4,934,500

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS (continued)
 $    2,500    Goodrich Petroleum Corporation, 144A                      3.250%      12/01/26           N/R      $    2,431,250
      5,600    Peabody Energy Corp.                                      4.375%      12/15/66           Ba2           5,369,000
-------------------------------------------------------------------------------------------------------------------------------
     22,300    Total Oil, Gas & Consumable Fuels                                                                     23,557,813
-------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 1.2%
      7,910    Allergan Inc., 144A                                       1.500%       4/01/26             A           8,661,450
      5,140    Allergan Inc.                                             1.500%       4/01/26             A           5,628,300
        500    Bristol-Myers Squibb Company                              4.860%       9/15/23            A+             502,500
        500    Sepracor Inc.                                             0.000%      10/15/24            B-             540,625
        250    Teva Pharmaceutical Finance Company B.V., Series D        1.750%       2/01/26           BBB             231,563
      8,500    Wyeth, 144A                                               1.000%       1/15/24             A           9,270,100
-------------------------------------------------------------------------------------------------------------------------------
     22,800    Total Pharmaceuticals                                                                                 24,834,538
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 1.0%
      4,060    Archstone-Smith Trust                                     4.000%       7/15/36          BBB+           4,349,275
        500    Developers Diversified Realty Corporation, 144A           3.500%       8/15/11           BBB             532,500
      7,465    Vornado Realty                                            3.875%       4/15/25           BBB          10,376,350
      4,400    Vornado Realty                                            3.625%      11/15/26           BBB           4,416,500
-------------------------------------------------------------------------------------------------------------------------------
     16,425    Total Real Estate                                                                                     19,674,625
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
      6,520    EOP Operating LP, 144A                                    4.000%       7/15/26           BBB           7,783,250
      3,785    Tanger Properties Limited Partnership                     3.750%       8/15/26          BBB-           4,433,181
-------------------------------------------------------------------------------------------------------------------------------
     10,305    Total Real Estate Management & Development                                                            12,216,431
-------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.2%
      2,625    Yellow Roadway Corporation                                5.000%       8/08/23          BBB-           3,310,781
-------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 1.8%
      7,150    Cypress Semiconductor Corporation, 144A                   1.250%       6/15/08            B-           8,946,438
      4,100    Diodes Inc.                                               2.250%      10/01/26           N/R           3,920,625
      5,650    Intel Corporation, 144A                                   2.950%      12/15/35            A-           5,141,500
     10,485    Intel Corporation                                         2.950%      12/15/35            A-           9,541,350
      4,865    ON Semiconductor Corporation                              0.000%       4/15/24            B-           4,804,188
      3,950    Photronics Inc.                                           2.250%       4/15/08             B           4,547,438
-------------------------------------------------------------------------------------------------------------------------------
     36,200    Total Semiconductors & Equipment                                                                      36,901,539
-------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 1.5%
     10,400    Amdocs Limited                                            0.500%       3/15/24          BBB-          11,089,000
        500    Computer Associates International Inc., 144A              1.625%      12/15/09           Ba1             603,125
      3,450    Mentor Graphics Corporation                               6.250%       3/01/26           N/R           4,510,875
        500    Sybase, Inc.                                              1.750%       2/22/25           N/R             558,750
     11,275    Symantec Corporation, 144A                                0.750%       6/15/11           N/R          13,642,750
        250    Symantec Corporation, 144A                                1.000%       6/15/13           N/R             305,313
-------------------------------------------------------------------------------------------------------------------------------
     26,375    Total Software                                                                                        30,709,813
-------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.6%
      2,175    Group 1 Automotive Inc.                                   2.250%       6/15/36           N/R           2,234,813
      4,265    Lowes Companies, Inc.                                     0.861%      10/19/21            A+           4,638,188
        980    Sonic Automotive Inc.                                     4.250%      11/30/15             B           1,300,950
      4,985    TJX Companies, Inc.                                       0.000%       2/13/21            A-           4,723,288
-------------------------------------------------------------------------------------------------------------------------------
     12,405    Total Specialty Retail                                                                                12,897,239
-------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.2%
      2,304    GATX Corporation                                          5.000%       8/15/23          Baa1           4,095,360
-------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.3%
      3,515    NII Holdings Inc., 144A                                   2.750%       8/15/25           N/R           5,101,144
-------------------------------------------------------------------------------------------------------------------------------
 $  663,189    TOTAL CONVERTIBLE BONDS (COST $682,802,917)                                                          725,232,559
===============================================================================================================================

Portfolio of INVESTMENTS December 31, 2006

  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON       MATURITY     RATINGS (3)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 12.3% (8.4% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 0.2%
 $    1,000    Hexcel Corporation                                        6.750%       2/01/15             B      $      990,000
      2,500    K&F Acquisition Inc.                                      7.750%      11/15/14            B-           2,587,500
-------------------------------------------------------------------------------------------------------------------------------
      3,500    Total Aerospace & Defense                                                                              3,577,500
-------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.1%
      1,300    Keystone Automotive Operations Inc.                       9.750%      11/01/13          CCC+           1,293,500
-------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 0.2%
      4,000    Jacuzzi Brands, Inc.                                      9.625%       7/01/10             B           4,270,000
-------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 0.7%
      3,000    Ineos Group Holdings PLC, 144A                            8.500%       2/15/16            B2           2,880,000
      2,000    Nell AF Sarl                                              8.375%       8/15/15            B2           2,065,000
      6,500    OM Group Inc.                                             9.250%      12/15/11            B-           6,833,125
      3,000    Rockwood Specialties Group Inc., Series WI                7.500%      11/15/14            B-           3,037,500
-------------------------------------------------------------------------------------------------------------------------------
     14,500    Total Chemicals                                                                                       14,815,625
-------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 0.1%
      3,100    Standard Chartered PLC, 144A                              6.409%       1/30/57          BBB+           3,081,037
-------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.0%
        900    Williams Scotsman Inc.                                    8.500%      10/01/15            B+             943,875
-------------------------------------------------------------------------------------------------------------------------------
               COMPUTERS & PERIPHERALS - 0.1%
      1,000    GSC Holdings Corporation, 144A                            8.000%      10/01/12            B+           1,050,000
-------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.4%
      2,450    MDP Acquisitions PLC, Senior Notes                        9.625%      10/01/12            B-           2,609,250
      3,000    Owens-Brockway Glass Containers, Guaranteed Senior        8.250%       5/15/13             B           3,116,250
                Note
      3,000    Owens-Illinois Inc.                                       7.500%       5/15/10             B           3,026,250
-------------------------------------------------------------------------------------------------------------------------------
      8,450    Total Containers & Packaging                                                                           8,751,750
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED CONSUMER SERVICES - 0.1%
      2,000    Service Corporation International                         7.700%       4/15/09           BB-           2,085,000
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
      2,000    Intelsat Subsidiary Holding Company Limited               8.500%       1/15/13            B+           2,040,000
        750    Syniverse Technologies Inc., Series B                     7.750%       8/15/13            B1             751,875
-------------------------------------------------------------------------------------------------------------------------------
      2,750    Total Diversified Telecommunication Services                                                           2,791,875
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.2%
      2,000    Midwest Generation LLC                                    8.750%       5/01/34           Ba2           2,180,000
        500    Mirant North America LLC                                  7.375%      12/31/13            B2             510,000
      1,000    Sierra Pacific Resources, Series 2006                     6.750%       8/15/17            B1             985,810
-------------------------------------------------------------------------------------------------------------------------------
      3,500    Total Electric Utilities                                                                               3,675,810
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
      2,000    NXP BV                                                    8.118%      10/15/13           BB+           2,040,000
-------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.2%
      1,800    Hanover Compressor Company                                7.500%       4/15/13             B           1,827,000
      2,500    Pride International Inc.                                  7.375%       7/15/14           Ba2           2,593,750
-------------------------------------------------------------------------------------------------------------------------------
      4,300    Total Energy Equipment & Services                                                                      4,420,750
-------------------------------------------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING - 0.1%
      2,000    Stater Brothers Holdings Inc.                             8.125%       6/15/12            B+           2,040,000
-------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.4%
      4,610    Del Monte Corporation                                     8.625%      12/15/12             B           4,886,600
      1,096    Dole Foods Company                                        8.625%       5/01/09            B-           1,094,630
      2,700    Dole Foods Company                                        7.875%       7/15/13            B-           2,632,500
-------------------------------------------------------------------------------------------------------------------------------
      8,406    Total Food Products                                                                                    8,613,730
-------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.2%
 $      700    HCA The Health Care Corporation Inc, 144A                 9.125%      11/15/14           BB-      $      749,875
        700    HCA The Health Care Corporation Inc., 144A                9.250%      11/15/16           BB-             751,625
      3,000    US Oncology Inc.                                         10.750%       8/15/14            B-           3,330,000
-------------------------------------------------------------------------------------------------------------------------------
      4,400    Total Health Care Providers & Services                                                                 4,831,500
-------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 1.5%
      5,190    Aztar Corporation                                         9.000%       8/15/11           Ba3           5,449,500
      2,345    Boyd Gaming Corporation                                   8.750%       4/15/12           Ba3           2,462,250
      4,075    Boyd Gaming Corporation                                   7.750%      12/15/12           Ba3           4,232,906
      1,500    Herbst Gaming Inc.                                        7.000%      11/15/14            B-           1,440,000
        800    Jacobs Entertainment Inc.                                 9.750%       6/15/14            B-             816,000
      2,000    Landry's Restaurants Inc., Series B                       7.500%      12/15/14            B1           1,965,000
      2,000    MGM Mirage, Inc.                                          6.750%       8/01/07            BB           2,017,500
      1,000    Park Place Entertainment                                  9.375%       2/15/07           Ba1           1,003,750
      1,000    Park Place Entertainment                                  7.875%       3/15/10           Ba1           1,047,500
      2,000    Pinnacle Entertainment Inc.                               8.250%       3/15/12            B-           2,030,000
      3,000    Pinnacle Entertainment Inc.                               8.750%      10/01/13            B-           3,195,000
      4,000    Universal City Development Partners                      11.750%       4/01/10            B2           4,305,000
-------------------------------------------------------------------------------------------------------------------------------
     28,910    Total Hotels, Restaurants & Leisure                                                                   29,964,406
-------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
        600    NRG Energy Inc.                                           7.250%       2/01/14            B1             606,000
        600    NRG Energy Inc.                                           7.375%       2/01/16            B1             604,500
-------------------------------------------------------------------------------------------------------------------------------
      1,200    Total Independent Power Producers & Energy Traders                                                     1,210,500
-------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.4%
      1,950    Global Cash Access LLC                                    8.750%       3/15/12            B-           2,057,250
      4,750    Sungard Data Systems Inc.                                 9.125%       8/15/13            B-           5,011,250
-------------------------------------------------------------------------------------------------------------------------------
      6,700    Total IT Services                                                                                      7,068,500
-------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.3%
      3,000    Greenbrier Companies, Inc.                                8.375%       5/15/15            B+           3,067,500
      3,000    Terex Corporation, Senior Subordinated Notes              9.250%       7/15/11            B+           3,140,625
-------------------------------------------------------------------------------------------------------------------------------
      6,000    Total Machinery                                                                                        6,208,125
-------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 3.3%
      6,900    Allbritton Communications Company, Series B               7.750%      12/15/12            B1           7,003,500
      2,000    AMC Entertainment Inc.                                    8.000%       3/01/14            B3           1,995,000
      4,200    American Media Operations Inc., Series B                 10.250%       5/01/09          Caa2           4,079,250
      1,345    American Media Operations Inc.                            8.875%       1/15/11          Caa2           1,234,038
      5,000    Cablevision Systems Corporation, Series B                 8.125%       8/15/09            B+           5,206,250
      3,000    Cablevision Systems Corporation                           7.250%       7/15/08            B+           3,041,250
      2,000    Cablevision Systems Corporation                           8.125%       7/15/09            B+           2,082,500
      2,000    Charter Communications Operating LLC, 144A                8.000%       4/30/12            B-           2,087,500
      6,000    Cinemark USA Inc.                                         9.000%       2/01/13            B2           6,390,000
      1,000    Dex Media West LLC                                        8.500%       8/15/10            B1           1,043,750
      2,198    Dex Media West LLC                                        9.875%       8/15/13             B           2,406,810
      4,000    Medianews Group Inc.                                      6.375%       4/01/14             B           3,460,000
      1,950    Panamsat Corporation                                      9.000%       8/15/14             B           2,069,438
      6,000    Primedia Inc., Senior Notes                               8.875%       5/15/11             B           6,150,000
      2,000    R. H. Donnelley Finance Corp 1                           10.875%      12/15/12             B           2,190,000
      2,000    Sun Media Corporation                                     7.625%       2/15/13           Ba2           2,037,500
      6,200    Vertis Inc.                                               9.750%       4/01/09            B1           6,417,000
      5,500    Young Broadcasting Inc., Senior Subordinated Note        10.000%       3/01/11          Caa1           5,252,500
      2,000    Young Broadcasting Inc.                                   8.750%       1/15/14          Caa1           1,742,500
-------------------------------------------------------------------------------------------------------------------------------
     65,293    Total Media                                                                                           65,888,786
-------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.3%
      3,000    Chaparral Steel Company                                  10.000%       7/15/13            B+           3,363,750
      1,682    United States Steel Corporation                           9.750%       5/15/10           Ba1           1,797,638
-------------------------------------------------------------------------------------------------------------------------------
      4,682    Total Metals & Mining                                                                                  5,161,388
-------------------------------------------------------------------------------------------------------------------------------

Portfolio of INVESTMENTS December 31, 2006

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.3%
 $    2,600    Bon-Ton Department Stores Inc.                           10.250%       3/15/14            B-      $    2,671,500
      2,400    Dynegy Holdings Inc.                                      8.375%       5/01/16            B2           2,532,000
        500    Northwestern Corporation                                  5.875%      11/01/14          BBB-             492,029
-------------------------------------------------------------------------------------------------------------------------------
      5,500    Total Multi-Utilities                                                                                  5,695,529
-------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 0.7%
        600    Chaparral Energy Inc.                                     8.500%      12/01/15          CCC+             600,000
      4,345    Chesapeake Energy Corporation                             7.750%       1/15/15            BB           4,545,956
      2,000    Hilcorp Energy I LP/Hilcorp Finance Company, 144A         7.750%      11/01/15             B           1,975,000
      2,000    Premcor Refining Group Inc.                               7.500%       6/15/15           BBB           2,093,518
      3,000    SemGroup LP, 144A                                         8.750%      11/15/15            B1           3,030,000
      1,500    Whiting Petroleum Corporation                             7.000%       2/01/14            B1           1,503,750
-------------------------------------------------------------------------------------------------------------------------------
     13,445    Total Oil, Gas & Consumable Fuels                                                                     13,748,224
-------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.4%
      2,000    Georgia Pacific Corporation, Debentures                   7.700%       6/15/15             B           2,047,500
      5,000    Georgia Pacific Corporation, Notes                        8.125%       5/15/11             B           5,275,000
-------------------------------------------------------------------------------------------------------------------------------
      7,000    Total Paper & Forest Products                                                                          7,322,500
-------------------------------------------------------------------------------------------------------------------------------
               PERSONAL PRODUCTS - 0.1%
      1,600    Prestige Brands Inc.                                      9.250%       4/15/12            B-           1,640,000
-------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 0.3%
      5,300    Wyeth                                                     5.109%       1/15/24             A           5,780,180
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 0.3%
      3,000    Felcor Lodging Trust Inc., 144A                           7.263%      12/01/11           Ba3           3,030,000
        900    Saxon Capital Inc., 144A                                 12.000%       5/01/14            A1           1,290,537
      1,000    Trustreet Properties, Inc.                                7.500%       4/01/15            B+           1,085,000
        500    Ventas Realty LP, Series WI                               7.125%       6/01/15           BB+             527,500
-------------------------------------------------------------------------------------------------------------------------------
      5,400    Total Real Estate                                                                                      5,933,037
-------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.1%
      2,400    Avago Technologies Finance Pte. Ltd., Floating           10.125%      12/01/13             B           2,574,000
                Rate Note, 5.500% plus three-month LIBOR, 144A
-------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.7%
      5,000    Asbury Automotive Group Inc.                              9.000%       6/15/12             B           5,250,000
      1,000    Quiksilver Inc.                                           6.875%       4/15/15           BB-             987,500
      7,000    Warnaco Inc., Senior Notes                                8.875%       6/15/13            B+           7,472,500
-------------------------------------------------------------------------------------------------------------------------------
     13,000    Total Specialty Retail                                                                                13,710,000
-------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 0.2%
      4,000    Jostens IH Corporation                                    7.625%      10/01/12            B2           4,070,000
-------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.1%
      2,000    United Rentals North America Inc.                         6.500%       2/15/12            B+           1,985,000
-------------------------------------------------------------------------------------------------------------------------------
 $  238,536    TOTAL CORPORATE BONDS (COST $245,677,641)                                                            246,242,127
===============================================================================================================================
  PRINCIPAL
     AMOUNT
(000)/SHARES   DESCRIPTION (1)                                         COUPON       MATURITY     RATINGS (3)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               CAPITAL PREFERRED SECURITIES - 32.7% (22.3% OF TOTAL INVESTMENTS)
               CAPITAL MARKETS - 5.6%
      4,900    BankBoston Capital Trust III                              6.103%       6/15/27           Aa3      $    4,860,286
      6,273    BT Capital Trust, Series B1                               7.900%       1/15/27            A2           6,494,374
      1,250    C.A. Preferred Fund Trust II                              7.000%      10/30/49            A1           1,283,478
     32,750    C.A. Preferred Funding Trust                              7.000%       1/30/49            A1          33,581,686
      3,000    Compass Trust I, Series A                                 8.230%       1/15/27            A3           3,127,272
     12,400    Dresdner Funding Trust I, 144A                            8.151%       6/30/31            A-          14,978,902
      2,000    First Hawaiian Capital Trust I, Series B                  8.343%       7/01/27            A-           2,102,266
      3,500    First Union Capital Trust II, Series A                    7.950%      11/15/29            A1           4,242,854
     15,500    Mellon Capital Trust I, Series A                          7.720%      12/01/26            A2          16,138,910
      2,200    MUFG Capital Finance 2                                    4.850%       7/25/56           BBB           2,840,327

   PRINCIPAL
      AMOUNT
(000)/SHARES   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS (continued)
      9,000    State Street Institutional Capital Trust, 144A            8.035%       3/15/27            A1      $    9,394,245
     13,419    Washington Mutual Capital Trust I                         8.375%       6/01/27          Baa1          14,080,355
-------------------------------------------------------------------------------------------------------------------------------
               Total Capital Markets                                                                                113,124,955
               ----------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 17.5%
      2,000    AB Svensk Exportkredit, 144A                              6.375%      10/27/49           AA-           1,989,508
      8,000    Abbey National Capital Trust I                            8.963%       6/30/50             A          10,702,984
     43,100    AgFirst Farm Credit Bank                                  7.300%      12/15/53           N/R          42,451,647
     12,120    Bank One Capital III                                      8.750%       9/01/30            A1          15,945,605
      2,600    BankAmerica Institutional Capital Trust, Series B,        7.700%      12/31/26           Aa3           2,700,038
                144A
      1,000    BanPonce Trust I, Series A                                8.327%       2/01/27          Baa1           1,042,915
      4,000    Barclays Bank PLC, 144A                                   8.550%       6/15/49           Aa3           4,480,364
      1,400    BOI Capital Funding 3, 144A                               6.107%       8/04/56            A2           1,377,494
     10,100    DBS Capital Funding Corporation, 144A                     7.657%       3/15/49            A1          10,871,721
      2,400    Den Norske Bank, 144A                                     7.729%       6/29/49            A2           2,591,916
      4,315    First Chicago NBD Institutional Capital Trust,            7.750%      12/01/26            A1           4,489,002
                Series B, 144A
      5,000    First Chicago NBD Institutional Capital, 144A             7.950%      12/01/26            A1           5,203,850
      5,750    First Empire Capital Trust I                              8.234%       2/01/27          Baa1           5,995,347
     11,000    First Empire Capital Trust II                             8.277%       6/01/27          Baa1          11,541,695
      4,250    First Midwest Bancorp Inc.                                6.950%      12/01/33          Baa2           4,480,053
     27,850    HBOS Capital Funding LP                                   6.850%       3/23/49            A1          28,209,683
      6,000    HBOS PLC, Series 144A                                     6.413%       9/29/49            A1           5,979,132
     12,838    HSBC Capital Funding LP, 144A                             9.547%      12/31/49            A1          14,474,832
     14,000    HSBC Capital Funding LP                                  10.176%       6/30/50            A1          20,744,724
     19,605    KBC Bank Fund Trust III, 144A                             9.860%       5/02/50             A          21,825,913
      4,000    KeyCorp Capital III                                       7.750%       7/15/29            A3           4,725,340
     17,000    Lloyds TSB Bank PLC                                       6.900%      11/22/49           Aa2          17,172,941
      2,000    Nationsbank Capital Trust III                             5.920%       1/15/27           Aa3           1,942,666
      1,000    Nordbanken AB, 144A                                       8.950%      11/29/49             A           1,086,356
     10,000    North Fork Capital Trust II                               8.000%      12/15/27          Baa1          10,560,570
      6,000    PNC Preferred Funding Trust                               6.517%       3/15/49            A-           6,110,964
      2,000    Popular North American Capital Trust I                    6.564%       9/15/34          Baa1           2,000,764
     14,750    RBS Capital Trust B                                       6.800%      12/31/49            A1          14,937,915
      2,000    Reliance Capital Trust I, Series B                        8.170%       5/01/28           N/R           2,130,040
      1,202    Republic New York Capital II                              7.530%      12/04/26            A1           1,248,163
      6,200    Royal Bank of Scotland Group PLC                          9.118%       3/31/49            A1           6,873,432
      4,472    St. George Funding Company LLC, 144A                      8.485%      12/31/47            A3           4,698,753
     14,700    Swedbank ForeningsSparbanken AB, 144A                     9.000%       9/17/50            A2          16,125,386
     15,290    Unicredito Italiano Capital Trust, 144A                   9.200%       4/05/51            A-          17,170,823
      3,800    Union Planters Capital Trust A                            8.200%      12/15/26            A2           3,958,308
     22,700    Washington Mutual Preferred Funding Cayman, Series        7.250%       3/15/49           BBB          22,652,080
                A-1, 144A
-------------------------------------------------------------------------------------------------------------------------------
               Total Commercial Banks                                                                               350,492,924
               ----------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 3.0%
      6,200    BNP Paribas Capital Trust                                 7.200%      12/31/49            A+           6,247,101
      1,000    Citigroup Capital III                                     7.625%      12/01/36           Aa2           1,202,132
      4,800    Fulton Capital Trust I                                    6.290%       2/01/36            A3           4,742,899
      3,000    JPM Capital Trust II                                      7.950%       2/01/27            A1           3,121,947
     18,600    JPMorgan Chase Capital Trust XVIII                        6.950%       8/17/36            A2          20,185,092
     23,600    Old Mutual Capital Funding                                8.000%       6/22/53          Baa2          24,603,000
-------------------------------------------------------------------------------------------------------------------------------
               Total Diversified Financial Services                                                                  60,102,171
               ----------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.1%
     19,080    Centaur Funding Corporation, Series B, 144A               9.080%       4/21/20           BBB          22,311,675
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 3.9%
     10,000    American General Capital II                               8.500%       7/01/30           Aa3          12,990,170
      4,980    American General Institutional Capital, 144A              8.125%       3/15/46           Aa3           6,393,284
      1,000    Great West Life and Annuity Insurance Company             7.153%       5/16/46            A-           1,061,502
     14,250    Mangrove Bay, Class 3, 144A                               6.102%       7/15/33          BBB+          13,944,950
      5,000    MetLife Inc.                                              6.400%      12/15/66            A3           5,039,775
      1,550    Nationwide Financial Services Capital Trust               7.899%       3/01/37          Baa1           1,849,023
      5,000    Oil Insurance Limited, 144A                               7.550%      12/30/49          Baa1           5,189,155
      3,750    Prudential PLC                                            6.500%       6/29/49             A           3,782,779

Portfolio of INVESTMENTS December 31, 2006

   PRINCIPAL
      AMOUNT
(000)/SHARES   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE (continued)
      8,000    Sun Life Canada Capital Trust, Capital Securities,        8.526%       5/06/47           AA-      $    8,403,216
                144A
     18,994    Zurich Capital Trust I, 144A                              8.376%       6/01/37            A-          19,910,897
-------------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                       78,564,751
               ----------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 0.6%
     12,355    KN Capital Trust III                                      7.630%       4/15/28          Baa3          11,508,831
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 0.0%
      3,500    PS Business Parks Inc., Series M                          7.200%       3/30/55          BBB-              89,583
-------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.4%
      7,600    Burlington Northern Santa Fe Funding Trust I              6.613%      12/15/55           BBB           7,577,094
-------------------------------------------------------------------------------------------------------------------------------
               THRIFTS & MORTGAGE FINANCE - 0.6%
      2,000    Caisse Nationale Des Caisses d'Epargne et de              6.750%       1/27/49            A+           2,006,524
                Prevoyance
      3,365    Great Western Financial Trust II, Series A                8.206%       2/01/27          Baa1           3,508,749
      6,800    Washington Mutual Preferred Funding Trust II              6.665%       3/15/57           BBB           6,830,566
-------------------------------------------------------------------------------------------------------------------------------
               Total Thrifts & Mortgage Finance                                                                      12,345,839
               ----------------------------------------------------------------------------------------------------------------
               TOTAL CAPITAL PREFERRED SECURITIES (COST $676,221,183)                                               656,117,823
               ================================================================================================================
     SHARES    DESCRIPTION (1)                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
               INVESTMENT COMPANIES - 1.4% (0.9% OF TOTAL
                INVESTMENTS)
     99,306    Blackrock Preferred and Corporate Income                                                          $    2,192,676
                Strategies Fund
    450,963    Blackrock Preferred Income Strategies Fund                                                             9,122,981
    319,801    Flaherty and Crumrine/Claymore Preferred                                                               6,846,939
                Securities Income Fund Inc.
    146,733    Flaherty and Crumrine/Claymore Total Return Fund                                                       3,151,825
                Inc.
    307,548    John Hancock Preferred Income Fund III                                                                 6,892,127
-------------------------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENT COMPANIES (COST $26,151,816)                                                         28,206,548
               ================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON       MATURITY                             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 0.6% (0.4% OF TOTAL INVESTMENTS)
 $   12,831    Repurchase Agreement with Fixed Income Clearing           4.580%       1/02/07                    $   12,831,068
                Corporation, dated 12/29/06, repurchase price
                $12,837,598, collateralized by $9,695,000 U.S.
                Treasury Bonds, 7.625%, due 2/15/25, value
                $13,088,250
 ==========    ----------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $12,831,068)                                                       12,831,068
               ================================================================================================================
               TOTAL INVESTMENTS (COST $2,899,674,450) - 146.8%                                                   2,948,283,301
               ================================================================================================================
               OTHER ASSETS LESS LIABILITIES - 1.3%                                                                  24,870,211
               ================================================================================================================
               PREFERRED SHARES, AT LIQUIDATION VALUE - (48.1)%                                                    (965,000,000)
               ================================================================================================================
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                     $2,008,153,512
               ================================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2006:

                                               FUND                                   FIXED RATE                   UNREALIZED
                            NOTIONAL    PAY/RECEIVE      FLOATING RATE    FIXED RATE     PAYMENT  TERMINATION    APPRECIATION
 COUNTERPARTY                 AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)   FREQUENCY         DATE  (DEPRECIATION)
 ----------------------------------------------------------------------------------------------------------------------------
 JPMorgan Chase          $97,000,000        Receive  1-Month USD-LIBOR         3.360%    Monthly      1/23/09  $   3,325,985
 Morgan Stanley           97,000,000        Receive  1-Month USD-LIBOR         3.048     Monthly      1/23/08      2,257,106
 Royal Bank of Canada     97,000,000        Receive  1-Month USD-LIBOR         2.679     Monthly      1/23/07        199,167
 ----------------------------------------------------------------------------------------------------------------------------
                                                                                                               $   5,782,258
=============================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Non-income producing.
        (3)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard &
                 Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (4)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ('LIBOR'), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (5)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (6)      Investment is eligible for the Dividends Received Deduction.
        N/R      Not rated.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
      CORTS      Corporate Backed Trust Securities.
      PCARS      Public Credit and Repackaged Securities.
      PPLUS      PreferredPlus Trust.
    SATURNS      Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

Statement of
     ASSETS AND LIABILITIES December 31, 2006

                                                                PREFERRED AND       PREFERRED AND
                                                                  CONVERTIBLE         CONVERTIBLE
                                                                       INCOME            INCOME 2
                                                                        (JPC)               (JQC)
-------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $2,072,028,787 and
  $2,899,674,450, respectively)                               $2,113,792,476      $2,948,283,301
Unrealized appreciation on interest rate swaps                     4,248,539           5,782,258
Receivables:
  Dividends                                                        3,548,621           3,456,414
  Interest                                                        11,660,743          18,478,882
  Investments sold                                                    38,346             653,719
  Reclaims                                                                --              69,108
Other assets                                                         119,339             154,216
-------------------------------------------------------------------------------------------------
     Total assets                                              2,133,408,064       2,976,877,898
-------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                     1,474,360             953,729
Payable for investments purchased                                         --             152,448
Accrued expenses:
  Management fees                                                    948,530           1,282,497
  Other                                                              521,359             664,729
FundPreferred shares dividends payable                               512,801             670,983
-------------------------------------------------------------------------------------------------
     Total liabilities                                             3,457,050           3,724,386
-------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                       708,000,000         965,000,000
-------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $1,421,951,014      $2,008,153,512
-------------------------------------------------------------------------------------------------
Common shares outstanding                                         99,690,977         140,495,800
-------------------------------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)        $        14.26      $        14.29
-------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                       $      996,910      $    1,404,958
Paid-in surplus                                                1,395,785,216       1,979,517,242
Undistributed (Over-distribution of) net investment income       (20,135,888)        (26,066,540)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                           (708,627)         (1,094,881)
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                     46,013,403          54,392,733
-------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $1,421,951,014      $2,008,153,512
-------------------------------------------------------------------------------------------------
Authorized shares:
  Common                                                           Unlimited           Unlimited
  FundPreferred                                                    Unlimited           Unlimited
-------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
     OPERATIONS Year Ended December 31, 2006

                                                              PREFERRED AND     PREFERRED AND
                                                                CONVERTIBLE       CONVERTIBLE
                                                                     INCOME          INCOME 2
                                                                      (JPC)             (JQC)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                     $ 59,383,988      $ 77,312,248
Interest                                                        56,817,054        87,878,692
---------------------------------------------------------------------------------------------
Total investment income                                        116,201,042       165,190,940
---------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                 17,864,558        24,449,422
FundPreferred shares - auction fees                              1,770,002         2,412,500
FundPreferred shares - dividend disbursing agent fees               34,877            55,552
Shareholders' servicing agent fees and expenses                     11,160            14,697
Custodian's fees and expenses                                      475,660           648,057
Trustees' fees and expenses                                         55,291            73,906
Professional fees                                                   68,512           106,708
Shareholders' reports - printing and mailing expenses              285,470           375,959
Stock exchange listing fees                                         36,589            51,530
Investor relations expense                                         219,476           303,942
Other expenses                                                      52,108            66,024
---------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                 20,873,703        28,558,297
  Custodian fee credit                                             (33,466)          (31,345)
  Expense reimbursement                                         (6,752,063)       (9,428,115)
---------------------------------------------------------------------------------------------
Net expenses                                                    14,088,174        19,098,837
---------------------------------------------------------------------------------------------
Net investment income                                          102,112,868       146,092,103
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                                   24,700,838        36,010,475
  Interest rate swaps                                            5,199,947         7,022,965
Change in net unrealized appreciation (depreciation) of:
  Investments                                                   22,163,953        28,002,882
  Interest rate swaps                                           (3,391,223)       (4,572,392)
  Foreign currencies                                                 1,175             1,624
---------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                         48,674,690        66,465,554
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                     (30,872,125)      (42,096,311)
From accumulated net realized gains                             (2,714,021)       (3,927,167)
---------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions
  to FundPreferred shareholders                                (33,586,146)      (46,023,478)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                      $117,201,412      $166,534,179
---------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
     CHANGES IN NET ASSETS

                                                                   PREFERRED AND                         PREFERRED AND
                                                              CONVERTIBLE INCOME (JPC)             CONVERTIBLE INCOME 2 (JQC)
                                                          --------------------------------     ----------------------------------
                                                              YEAR ENDED        YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                                12/31/06          12/31/05            12/31/06           12/31/05
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $  102,112,868    $  112,807,428     $  146,092,103     $  157,318,683
Net realized gain (loss) from:
  Investments                                                 24,700,838        19,497,960         36,010,475         12,860,799
  Interest rate swaps                                          5,199,947         1,556,692          7,022,965          2,000,191
  Futures                                                             --          (425,117)                --            245,100
Change in net unrealized appreciation (depreciation) of:
  Investments                                                 22,163,953       (96,969,970)        28,002,882       (119,738,770)
  Interest rate swaps                                         (3,391,223)        3,055,918         (4,572,392)         4,331,569
  Foreign currencies                                               1,175                --              1,624                 --
  Futures                                                             --           325,875                 --            424,500
Distributions to FundPreferred shareholders:
  From net investment income                                 (30,872,125)      (21,981,246)       (42,096,311)       (29,789,687)
  From accumulated net realized gains                         (2,714,021)         (482,035)        (3,927,167)          (944,714)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
  Common shares
  from operations                                            117,201,412        17,385,505        166,534,179         26,707,671
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                   (86,742,611)     (114,775,658)      (131,242,436)      (153,140,768)
From accumulated net realized gains                           (7,661,112)      (16,385,704)       (12,257,268)       (12,048,934)
Tax return of capital                                        (15,334,925)               --        (10,571,536)                --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to Common shareholders                 (109,738,648)     (131,161,362)      (154,071,240)      (165,189,702)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares repurchased                                     (5,457,666)               --         (6,388,907)                --
FundPreferred shares offering costs adjustments                       --                --                 --             (1,595)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
  Common shares
  from capital share transactions                             (5,457,666)               --         (6,388,907)            (1,595)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
  Common shares                                                2,005,098      (113,775,857)         6,074,032       (138,483,626)
Net assets applicable to Common shares at the beginning
  of year                                                  1,419,945,916     1,533,721,773      2,002,079,480      2,140,563,106
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
  year                                                    $1,421,951,014    $1,419,945,916     $2,008,153,512     $2,002,079,480
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
  income at the
  end of year                                             $  (20,135,888)   $  (24,775,814)    $  (26,066,540)    $  (26,435,019)
---------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Preferred and Convertible Income Fund (JPC) and Nuveen Preferred and Convertible Income Fund 2 (JQC). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies.

Each Fund seeks to provide high income by investing primarily in a portfolio of preferred securities, convertible securities, high yield securities and equity securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities and instruments, other than futures, are generally valued at the last sales price on the exchange on which such securities or instruments are primarily traded. Securities or instruments traded on an exchange for which there are no transactions on a given day or securities or instruments not listed on an exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of other derivative instruments, fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Funds' Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. If the pricing service is unable to supply a price for a derivative investment the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2006, there were no such outstanding purchase commitments in either Fund.

Investment Income
Dividend income on securities purchased and dividend expense on securities sold short, if any, are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses. Fee income, if any, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Federal Income Taxes
Each Fund is a separate taxpayer for Federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

Notes to
    FINANCIAL STATEMENTS (continued)

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Funds make monthly cash distributions to Common shareholders of a stated dollar amount per share. Effective with the distribution payable June 1, 2006, and subject to approval and oversight by the Funds' Board of Trustees, each Fund began to make distributions that seek to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular monthly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements.

Real Estate Investment Trust ("REIT") distributions received by the Funds are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end.

For the fiscal year ended December 31, 2006, the character of distributions to the Funds from the REITs was as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Ordinary income                                                               76.30%                 78.38%
Long-term and short-term capital gains                                        23.61                  21.50
Return of REIT capital                                                         0.09                   0.12
-------------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, the character of distributions to the Funds from the REITs was as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Ordinary income                                                               66.92%             71.62%
Long-term and short-term capital gains                                        33.08              28.38
Return of REIT capital                                                          --                  --
-------------------------------------------------------------------------------------------------------

For the fiscal years ended December 31, 2006 and December 31, 2005, the Funds applied the actual character of distributions reported by the REITs in which the Funds invest to their receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Funds treated the distributions as ordinary income.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2006 and December 31, 2005, are reflected in the accompanying financial statements.

FundPreferred Shares
The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's FundPreferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of FundPreferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Number of shares:
  Series M                                                                    4,720               3,860
  Series M2                                                                      --               3,860
  Series T                                                                    4,720               3,860
  Series T2                                                                      --               3,860
  Series W                                                                    4,720               3,860
  Series W2                                                                      --               3,860
  Series TH                                                                   4,720               3,860
  Series TH2                                                                     --               3,860
  Series F                                                                    4,720               3,860
  Series F2                                                                   4,720               3,860
-------------------------------------------------------------------------------------------------------
Total                                                                        28,320              38,600
-------------------------------------------------------------------------------------------------------

Foreign Currency Translation
To the extent that the Funds invest in securities that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates on investments and derivative transactions, if any, are included with Net realized gain (loss) from foreign currencies and Change in net unrealized appreciation (depreciation) of foreign currencies in the Statement of Operations.

Foreign Currency Transactions
The Funds are authorized to engage in foreign currency exchange transactions. The Funds may engage in foreign currency forward, swap, options and futures contracts. To the extent that the Funds invest in contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Interest Rate Swap Transactions
The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty paying or receiving a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Funds help manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Notes to
    FINANCIAL STATEMENTS (continued)

Futures Contracts
Each Fund may use futures contracts to hedge against changes in the values of securities the Fund owns. Each Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. Risk may arise from the potential inability of the counterparty to meet the terms of the contract. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time is was closed. At December 31, 2006, there were no open futures contracts in either Fund.

Short Sales
The Funds are authorized to make short sales of securities if the Funds own at least an equal amount of such securities or securities convertible into securities of the same issuer. To secure its obligation to deliver securities sold short, the Funds have instructed the custodian to segregate assets in an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as expense in the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in "Change in net unrealized appreciation (depreciation) of investments." At December 31, 2006, there were no outstanding short sales in either Fund.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
On February 3, 2006, the Funds' Board of Trustees approved an open market share repurchase program as part of a broad, ongoing effort designed to support the market prices of the Funds' common shares. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding common shares.

Transactions in Common shares were as follows:

                                                          PREFERRED AND                         PREFERRED AND
                                                    CONVERTIBLE INCOME (JPC)             CONVERTIBLE INCOME 2 (JQC)
                                                  -----------------------------         -----------------------------
                                                         YEAR              YEAR                YEAR              YEAR
                                                        ENDED             ENDED               ENDED             ENDED
                                                     12/31/06          12/31/05            12/31/06          12/31/05
---------------------------------------------------------------------------------------------------------------------
Shares repurchased                                   (432,200)               --            (511,200)               --
---------------------------------------------------------------------------------------------------------------------
Average price per share repurchased                    $12.63                --              $12.50                --
---------------------------------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2006, were as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Purchases                                                            $1,533,279,880      $2,159,045,348
Sales and maturities                                                 1,532,871,372        2,143,818,477
-------------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and Federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, recognition of income on REIT investments, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2006, the cost of investments was as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Cost of investments                                                  $2,092,203,111      $2,926,014,566
-------------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2006, were as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                        $ 76,415,721        $ 100,209,347
  Depreciation                                                         (54,826,356)         (77,940,612)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             $ 21,589,365         $ 22,268,735
-------------------------------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2006, the Funds' tax year end, were as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                                           $ --                 $ --
Undistributed net long-term capital gains                                       --                   --
-------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the tax years ended December 31, 2006 and December 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
2006                                                                          (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                              $118,807,924         $174,646,948
Distributions from net long-term capital gains**                         9,007,830           14,650,766
Tax return of capital                                                   15,334,925           10,571,536
-------------------------------------------------------------------------------------------------------

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
2005                                                                          (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                              $136,580,519         $182,688,579
Distributions from net long-term capital gains                          16,867,739           12,933,648
-------------------------------------------------------------------------------------------------------

 * Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2006.

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the Federal and state income and excise tax returns.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Each Fund's management fee is separated into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                              FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------
For the first $500 million                                                              .7000%
For the next $500 million                                                               .6750
For the next $500 million                                                               .6500
For the next $500 million                                                               .6250
For Managed Assets over $2 billion                                                      .6000
---------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2006, the complex-level fee rate was .1845%.

COMPLEX-LEVEL ASSETS(1)                                  COMPLEX-LEVEL FEE RATE
-------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
-------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), Froley, Revy Investment Co., Inc. ("Froley, Revy") and Symphony Asset Management, LLC ("Symphony"). Spectrum manages the portion of the Funds' investment portfolios allocated to preferred securities. Froley, Revy manages the portion of the Funds' investment portfolios allocated to convertible securities. Symphony manages the portion of the Funds' investment portfolios allocated to debt securities. Spectrum, Froley, Revy and Symphony are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of their Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of Preferred and Convertible Income's (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                YEAR ENDING
MARCH 31,                                                   MARCH 31,
--------------------------------------------------------------------------------
2003 *                                            .32%        2008         .32%
2004                                              .32         2009         .24
2005                                              .32         2010         .16
2006                                              .32         2011         .08
2007                                              .32
--------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Preferred and Convertible Income (JPC) for any portion of its fees and expenses beyond March 31, 2011.

For the first eight years of Preferred and Convertible Income 2's (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                YEAR ENDING
JUNE 30,                                                     JUNE 30,
--------------------------------------------------------------------------------
2003 *                                            .32%        2008         .32%
2004                                              .32         2009         .24
2005                                              .32         2010         .16
2006                                              .32         2011         .08
2007                                              .32
--------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Preferred and Convertible Income 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

Notes to
    FINANCIAL STATEMENTS (continued)

6. NEW ACCOUNTING PRONOUNCEMENTS
Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows Funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations on June 29, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS
Distributions to Common Shareholders
The Funds declared Common share distributions which were paid on February 1, 2007, to shareholders of record on January 15, 2007, as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Distribution per share                                                       $.0950              $.0950
-------------------------------------------------------------------------------------------------------

Financial
       HIGHLIGHTS

Financial
       HIGHLIGHTS
Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations
                                   -----------------------------------------------------------------
                                                              Distributions
                                                                   from Net   Distributions
                       Beginning                                 Investment    from Capital
                          Common                        Net       Income to        Gains to
                           Share          Net     Realized/   FundPreferred   FundPreferred
                       Net Asset   Investment    Unrealized          Share-          Share-
                           Value    Income(a)   Gain (Loss)        holders+        holders+    Total
------------------------------------------------------------------------------------------------------
PREFERRED AND CONVERTIBLE INCOME (JPC)
------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                   $   14.18   $     1.02   $       .50   $        (.31)  $        (.03)  $ 1.18
2005                       15.32         1.13          (.74)           (.22)             --      .17
8/01/04-12/31/04           14.73          .52           .85            (.04)           (.01)    1.32
Year Ended 7/31:
2004                       14.12         1.25           .71            (.08)             --     1.88
2003(b)                    14.33          .30          (.02)           (.02)             --      .26
PREFERRED AND CONVERTIBLE INCOME 2 (JQC)
------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                       14.20         1.04           .48            (.30)           (.03)    1.19
2005                       15.18         1.12          (.70)           (.21)           (.01)     .20
8/01/04-12/31/04           14.33          .51           .90            (.05)             --     1.36
Year Ended 7/31:
2004                       13.83         1.16           .73            (.08)             --     1.81
2003(c)                    14.33          .04          (.53)             --              --     (.49)
------------------------------------------------------------------------------------------------------

                                      Less Distributions
                         --------------------------------------------

                                Net                      Tax                 Offering
                         Investment    Capital     Return of                Costs and      Ending
                          Income to   Gains to    Capital to            FundPreferred      Common
                             Common     Common        Common                    Share       Share    Ending
                             Share-     Share-        Share-             Underwriting   Net Asset    Market
                            holders    holders       holders    Total       Discounts       Value     Value
-----------------------------------------------------------------------------------------------------------
PREFERRED AND CONVERTIBLE INCOME (JPC)
-----------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                     $     (.87)   $ (.08)    $     (.15)  $(1.10)  $          --   $   14.26   $ 14.29
2005                          (1.15)     (.16)            --    (1.31)             --       14.18     11.97
8/01/04-12/31/04               (.50)     (.23)            --     (.73)             --       15.32     14.33
Year Ended 7/31:
2004                          (1.22)     (.05)            --    (1.27)             --       14.73     13.95
2003(b)                        (.30)       --             --     (.30)           (.17)      14.12     14.57
PREFERRED AND CONVERTIBLE INCOME 2 (JQC)
-----------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                           (.93)     (.09)          (.08)   (1.10)             --       14.29     14.11
2005                          (1.09)     (.09)            --    (1.18)             --       14.20     12.11
8/01/04-12/31/04               (.49)     (.02)            --     (.51)             --       15.18     13.87
Year Ended 7/31:
2004                          (1.17)       --             --    (1.17)           (.14)      14.33     13.54
2003(c)                          --        --             --       --            (.01)      13.83     14.69
-----------------------------------------------------------------------------------------------------------

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     - Income ratios reflect income earned on assets attributable to FundPreferred shares.
     - Each ratio includes the effect of the dividend expense on securities sold short as follows:

                                                 Ratio of Dividend Expense on Securities
                                                     Sold Short to Average Net Assets
                                                       Applicable to Common Shares
                                            --------------------------------------------------
        PREFERRED AND CONVERTIBLE INCOME (JPC)
        Year Ended 12/31:
        2006                                                          --%
        2005                                                         .01
        8/01/04-12/31/04                                             .04*
        Year Ended 7/31:
        2004                                                         .03
        2003(b)                                                       --
        PREFERRED AND CONVERTIBLE INCOME 2 (JQC)
        Year Ended 12/31:
        2006                                                          --%
        2005                                                         .01
        8/01/04-12/31/04                                             .05*
        Year Ended 7/31:
        2004                                                         .03
        2003(c)                                                       --

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period March 26, 2003 (commencement of operations) through July 31, 2003.
(c) For the period June 25, 2003 (commencement of operations) through July 31, 2003.

                                                           Ratios/Supplemental Data
                           ----------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets    Ratios to Average Net Assets
                                              Applicable to Common            Applicable to Common
                                                  Shares Before                   Shares After
        Total Returns                         Credit/Reimbursement           Credit/Reimbursement***
     -------------------                  -----------------------------   -----------------------------
                   Based
                      on
                  Common     Ending Net
        Based      Share         Assets
           on        Net     Applicable                             Net                             Net   Portfolio
       Market      Asset      to Common                      Investment                      Investment    Turnover
      Value**    Value**   Shares (000)      Expenses++        Income++      Expenses++        Income++        Rate
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
        29.81%      8.71%  $  1,421,951         1.49%           6.80%           1.00%           7.28%           72%
        (7.63)      1.32      1,419,946          1.50            7.25            1.03            7.72           37
         8.06       9.07      1,533,722          1.51*           7.66*           1.04*           8.13*          13
         4.34      13.44      1,474,983          1.53            7.90            1.05            8.37           19
         (.89)       .58      1,412,983          1.29*           5.67*            .87*           6.09*          21
-------------------------------------------------------------------------------------------------------------------
        26.71       8.73      2,008,154          1.44            6.90             .96            7.37           77
        (4.40)      1.41      2,002,079          1.46            7.25             .99            7.72           34
         6.20       9.59      2,140,563          1.47*           7.81*           1.00*           8.28*          13
          .10      12.25      2,021,258          1.47            7.51            1.00            7.98           27
        (2.07)     (3.49)     1,950,622           .97*           2.86*            .65*           3.18*           5
-------------------------------------------------------------------------------------------------------------------


      FundPreferred Shares at End of Period
     ---------------------------------------

        Aggregate   Liquidation
           Amount    and Market        Asset
      Outstanding     Value Per     Coverage
            (000)         Share    Per Share
---  ---------------------------------------
--------------------------------------------
     $   708,000    $   25,000    $  75,210
         708,000        25,000       75,139
         708,000        25,000       79,157
         708,000        25,000       77,083
         708,000        25,000       74,893
--------------------------------------------
         965,000        25,000       77,025
         965,000        25,000       76,867
         965,000        25,000       80,455
         965,000        25,000       77,364
              --            --           --
--------------------------------------------

                                 See accompanying notes to financial statements.

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Timothy R.                 Chairman of the     1994                  Chairman (since 1996) and Director            172
Schwertfeger(1)            Board and Board                           of Nuveen Investments, Inc., Nuveen
3/28/49                    Member                                    Investments, LLC; Chairman and
333 W. Wacker Drive                                                  Director (since 1997) of Nuveen
Chicago, IL 60606                                                    Asset Management; Chairman and
                                                                     Director of Rittenhouse Asset
                                                                     Management, Inc. (since 1999);
                                                                     Chairman of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     formerly, Chairman and Director
                                                                     (1996-2004) Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); formerly, Director
                                                                     (1996-2006) of Institutional
                                                                     Capital Corporation.
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner          Lead Independent    1997                  Private Investor and Management               172
8/22/40                    Board member                              Consultant.
333 W. Wacker Drive
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown          Board member        1993                  Retired (since 1989) as Senior Vice           172
7/29/34                                                              President of The Northern Trust
333 W. Wacker Drive                                                  Company; Director (since 2002)
Chicago, IL 60606                                                    Community Advisory Board for
                                                                     Highland Park and Highwood, United
                                                                     Way of the North Shore; Director
                                                                     (since 2006) of the Michael Rolfe
                                                                     Pancreatic Cancer Foundation.
-------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans              Board member        1999                  President, The Hall-Perrine                   172
10/22/48                                                             Foundation, a private philanthropic
333 W. Wacker Drive                                                  corporation (since 1996); Director
Chicago, IL 60606                                                    and Vice Chairman, United Fire
                                                                     Group, a publicly held company;
                                                                     Adjunct Faculty Member, University
                                                                     of Iowa; Director, Gazette
                                                                     Companies; Life Trustee of Coe
                                                                     College and Iowa College
                                                                     Foundation; formerly, Director,
                                                                     Alliant Energy; formerly, Director,
                                                                     Federal Reserve Bank of Chicago;
                                                                     formerly, President and Chief
                                                                     Operating Officer, SCI Financial
                                                                     Group, Inc., a regional financial
                                                                     services firm.
-------------------------------------------------------------------------------------------------------------------------------
William C. Hunter          Board member        2004                  Dean, Tippie College of Business,             172
3/6/48                                                               University of Iowa (since July
333 W. Wacker Drive                                                  2006); formerly, Dean and
Chicago, IL 60606                                                    Distinguished Professor of Finance,
                                                                     School of Business at the
                                                                     University of Connecticut
                                                                     (2003-2006); previously, Senior
                                                                     Vice President and Director of
                                                                     Research at the Federal Reserve
                                                                     Bank of Chicago (1995-2003);
                                                                     Director (since 1997), Credit
                                                                     Research Center at Georgetown
                                                                     University; Director (since 2004)
                                                                     of Xerox Corporation; Director,
                                                                     SS&C Technologies, Inc. (May 2005-
                                                                     October 2005).
-------------------------------------------------------------------------------------------------------------------------------
David J. Kundert           Board member        2005                  Director, Northwestern Mutual                 170
10/28/42                                                             Wealth Management Company; Retired
333 W. Wacker Drive                                                  (since 2004) as Chairman, JPMorgan
Chicago, IL 60606                                                    Fleming Asset Management, President
                                                                     and CEO, Banc One Investment
                                                                     Advisors Corporation, and
                                                                     President, One Group Mutual Funds;
                                                                     prior thereto, Executive Vice
                                                                     President, Banc One Corporation and
                                                                     Chairman and CEO, Banc One
                                                                     Investment Management Group; Board
                                                                     of Regents, Luther College; member
                                                                     of the Wisconsin Bar Association;
                                                                     member of Board of Directors,
                                                                     Friends of Boerner Botanical
                                                                     Gardens; member of Board of
                                                                     Directors, Milwaukee Repertory
                                                                     Theater.

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                 WITH THE FUNDS     OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
-------------------------------------------------------------------------------------------------------------------------------
William J. Schneider       Board member        1997                  Chairman of Miller-Valentine                  172
9/24/44                                                              Partners Ltd., a real estate
333 W. Wacker Drive                                                  investment company; formerly,
Chicago, IL 60606                                                    Senior Partner and Chief Operating
                                                                     Officer (retired, 2004) of
                                                                     Miller-Valentine Group; formerly,
                                                                     Vice President, Miller-Valentine
                                                                     Realty; Board Member, Chair of the
                                                                     Finance Committee and member of the
                                                                     Audit Committee of Premier Health
                                                                     Partners, the not-for-profit
                                                                     company of Miami Valley Hospital;
                                                                     Vice President, Dayton Philharmonic
                                                                     Orchestra Association; Board
                                                                     Member, Regional Leaders Forum,
                                                                     which promotes cooperation on
                                                                     economic development issues;
                                                                     Director, Dayton Development
                                                                     Coalition; formerly, Member,
                                                                     Community Advisory Board, National
                                                                     City Bank, Dayton, Ohio and
                                                                     Business Advisory Council,
                                                                     Cleveland Federal Reserve Bank.
-------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale        Board member        1997                  Executive Director, Gaylord and               172
12/29/47                                                             Dorothy Donnelley Foundation (since
333 W. Wacker Drive                                                  1994); prior thereto, Executive
Chicago, IL 60606                                                    Director, Great Lakes Protection
                                                                     Fund (from 1990 to 1994).
-------------------------------------------------------------------------------------------------------------------------------
Carole E. Stone            Board Member        2007                  Director, Chicago Board Options               172
6/28/47                                                              Exchange (since 2006); Chair New
333 West Wacker Drive                                                York Racing Association Oversight
Chicago, IL 60606                                                    Board (since 2005); Commissioner,
                                                                     New York State Commission on Public
                                                                     Authority Reform (since 2005);
                                                                     formerly Director, New York State
                                                                     Division of the Budget (2000-2004),
                                                                     Chair, Public Authorities Control
                                                                     Board (2000-2004) and Director,
                                                                     Local Government Assistance
                                                                     Corporation (2000-2004).
-------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine         Board member        2005                  Senior Vice President for Business            172
1/22/50                                                              and Finance, Northwestern
333 W. Wacker Drive                                                  University (since 1997); Director
Chicago, IL 60606                                                    (since 2003), Chicago Board Options
                                                                     Exchange; Chairman (since 1997),
                                                                     Board of Directors, Rubicon, a pure
                                                                     captive insurance company owned by
                                                                     Northwestern University; Director
                                                                     (since 1997), Evanston Chamber of
                                                                     Commerce and Evanston Inventure, a
                                                                     business development organization;
                                                                     Director (since 2006), Pathways, a
                                                                     provider of therapy and related
                                                                     information for physically disabled
                                                                     infants and young children;
                                                                     formerly, Director (2003-2006),
                                                                     National Mentor Holdings, a
                                                                     privately-held, national provider
                                                                     of home and community-based
                                                                     services.

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
-------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman       Chief               1988                  Managing Director (since 2002),               172
9/9/56                     Administrative                            Assistant Secretary and Associate
333 W. Wacker Drive        Officer                                   General Counsel, formerly, Vice
Chicago, IL 60606                                                    President and Assistant General
                                                                     Counsel, of Nuveen Investments,
                                                                     LLC; Managing Director (2002-2004),
                                                                     General Counsel (1998-2004) and
                                                                     Assistant Secretary, formerly, Vice
                                                                     President of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Managing Director (since
                                                                     2002) and Assistant Secretary and
                                                                     Associate General Counsel,
                                                                     formerly, Vice President (since
                                                                     1997), of Nuveen Asset Management;
                                                                     Managing Director (since 2004) and
                                                                     Assistant Secretary (since 1994) of
                                                                     Nuveen Investments, Inc.; Assistant
                                                                     Secretary of NWQ Investment
                                                                     Management Company, LLC. (since
                                                                     2002); Vice President and Assistant
                                                                     Secretary of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Managing Director, Associate
                                                                     General Counsel and Assistant
                                                                     Secretary of Rittenhouse Asset
                                                                     Management, Inc.; Assistant
                                                                     Secretary of Symphony Asset
                                                                     Management LLC (since 2003),
                                                                     Tradewinds NWQ Global Investors,
                                                                     LLC and Santa Barbara Asset
                                                                     Management, LLC; (since 2006);
                                                                     Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos         Vice President      2004                  Managing Director (since 2005),               172
9/22/63                                                              formerly, Vice President (since
333 W. Wacker Drive                                                  2002); formerly, Assistant Vice
Chicago, IL 60606                                                    President (since 2000) of Nuveen
                                                                     Investments, LLC; Chartered
                                                                     Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson        Vice President      2000                  Vice President (since 2002),                  172
2/3/66                     and Assistant                             formerly, Assistant Vice President
333 W. Wacker Drive        Secretary                                 (since 2000) of Nuveen Investments,
Chicago, IL 60606                                                    LLC.
-------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo          Vice President      1999                  Vice President and Treasurer of               172
11/28/67                                                             Nuveen Investments, LLC and of
333 W. Wacker Drive                                                  Nuveen Investments, Inc. (since
Chicago, IL 60606                                                    1999); Vice President and Treasurer
                                                                     of Nuveen Asset Management (since
                                                                     2002) and of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Assistant Treasurer of NWQ
                                                                     Investment Management Company, LLC.
                                                                     (since 2002); Vice President and
                                                                     Treasurer of Nuveen Rittenhouse
                                                                     Asset Management, Inc. (since
                                                                     2003); Treasurer of Symphony Asset
                                                                     Management LLC (since 2003) and
                                                                     Santa Barbara Asset Management, LLC
                                                                     (since 2006); Assistant Treasurer,
                                                                     Tradewinds NWQ Global Investors,
                                                                     LLC (since 2006); formerly, Vice
                                                                     President and Treasurer (1999-2004)
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
John N. Desmond            Vice President      2005                  Vice President, Director of                   172
8/24/61                                                              Investment Operations, Nuveen
333 W. Wacker Drive                                                  Investments, LLC (since January
Chicago, IL 60606                                                    2005); formerly, Director, Business
                                                                     Manager, Deutsche Asset Management
                                                                     (2003- 2004), Director, Business
                                                                     Development and Transformation,
                                                                     Deutsche Trust Bank Japan
                                                                     (2002-2003); previously, Senior
                                                                     Vice President, Head of Investment
                                                                     Operations and Systems, Scudder
                                                                     Investments Japan, (2000-2002),
                                                                     Senior Vice President, Head of Plan
                                                                     Administration and Participant
                                                                     Services, Scudder Investments
                                                                     (1995-2002).

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger         Vice President      1998                  Vice President (since 2002),                  172
9/24/64                    and Secretary                             Assistant Secretary and Assistant
333 W. Wacker Drive                                                  General Counsel (since 1998)
Chicago, IL 60606                                                    formerly, Assistant Vice President
                                                                     (since 1998) of Nuveen Investments,
                                                                     LLC; Vice President (2002-2004) and
                                                                     Assistant Secretary (1998-2004)
                                                                     formerly, Assistant Vice President
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Vice President and Assistant
                                                                     Secretary (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson          Vice President      1998                  Managing Director (since 2004),               172
10/24/45                                                             formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC, Managing Director
Chicago, IL 60606                                                    (2004) formerly, Vice President
                                                                     (1998-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald      Vice President      1995                  Managing Director (since 2002),               172
3/2/64                                                               formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC; Managing Director
Chicago, IL 60606                                                    (1997-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2001) of Nuveen
                                                                     Asset Management; Vice President
                                                                     (since 2002) of Nuveen Investments
                                                                     Advisers Inc.; Chartered Financial
                                                                     Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy             Vice President      1998                  Vice President (since 1993) and               172
5/31/54                    and Controller                            Funds Controller (since 1998) of
333 W. Wacker Drive                                                  Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Funds Controller
                                                                     (1998-2004) of Nuveen Investments,
                                                                     Inc.; Certified Public Accountant.
-------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly            Chief Compliance    2003                  Vice President and Assistant                  172
2/24/70                    Officer and Vice                          Secretary (since 2006) formerly,
333 West Wacker Drive      President                                 Assistant Vice President and
Chicago, IL 60606                                                    Assistant General Counsel (since
                                                                     2003) of Nuveen Investments, LLC;
                                                                     Vice President (since 2006) and
                                                                     Assistant Secretary (since 2003)
                                                                     formerly, Assistant Vice President
                                                                     of Nuveen Asset Management;
                                                                     previously, Associate (2001-2003)
                                                                     at the law firm of Vedder, Price,
                                                                     Kaufman & Kammholz.
-------------------------------------------------------------------------------------------------------------------------------
David J. Lamb              Vice President      2000                  Vice President (since 2000) of                172
3/22/63                                                              Nuveen Investments, LLC; Certified
333 W. Wacker Drive                                                  Public Accountant.
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar              Vice President      2002                  Vice President of Nuveen                      172
8/27/61                                                              Investments, LLC (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin            Vice President      1988                  Vice President, Assistant Secretary           172
7/27/51                    and Assistant                             and Assistant General Counsel of
333 W. Wacker Drive        Secretary                                 Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Assistant
                                                                     Secretary of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Vice President (since
                                                                     2005) and Assistant Secretary of
                                                                     Nuveen Investments, Inc.; Vice
                                                                     President (since 2005) and
                                                                     Assistant Secretary (since 1997) of
                                                                     Nuveen Asset Management; Vice
                                                                     President (since 2000), Assistant
                                                                     Secretary and Assistant General
                                                                     Counsel (since 1998) of Rittenhouse
                                                                     Asset Management, Inc.; Vice
                                                                     President and Assistant Secretary
                                                                     of Nuveen Investments Advisers Inc.
                                                                     (since 2002); Assistant Secretary
                                                                     of NWQ Investment Management
                                                                     Company, LLC (since 2002), Symphony
                                                                     Asset Management LLC (since 2003)
                                                                     and Tradewinds NWQ Global
                                                                     Investors, LLC and Santa Barbara
                                                                     Asset Management, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve a three year term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Disclosure for NUVEEN
  PREFERRED AND CONVERTIBLE INCOME FUNDS

  PROCESS FOR APPROVAL OF A SUB-ADVISORY AGREEMENT WITH TRADEWINDS GLOBAL INVESTORS AND AN AMENDED SUB-ADVISORY AGREEMENT WITH SYMPHONY ASSET MANAGEMENT

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to approve the advisory arrangements, including sub-advisory arrangements. At a meeting held on November 14, 2006 (the "November Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved on behalf of each Fund the new Tradewinds Sub-Advisory Agreement between NAM and Tradewinds and the Amended Symphony Sub-Advisory Agreement between NAM and Symphony. Tradewinds and Symphony are each a "Sub-Advisor."

THE APPROVAL PROCESS
During the course of the fall of 2006, the Board received a wide variety of materials relating to proposed changes to the investment mandates for the Funds as well as the proposed managers for the assets allocated pursuant to these revised mandates. In this regard, NAM recommended Symphony and Tradewinds. To assist the Board in its evaluation of the sub-advisory contract with the respective Sub-Advisor at the November Meeting or at prior meetings, the independent Trustees received extensive materials which outlined, among other things:

    - the nature, extent and quality of services to be provided by the Sub-Advisor;

    - the organization and business operations of the Sub-Advisor;

    - hypothetical performance of the Fund's modified investment strategies as well as certain hypothetical and actual performance of the respective Sub-Adviser;

    - the profitability of Nuveen (which included its wholly-owned affiliated sub-advisors such as Symphony and Tradewinds);

    - the sub-advisory fee schedule for each Sub-Advisor as well as a description of the fees received by the Sub-Advisor from other funds and/or clients; and

    - the soft dollar practices of the Sub-Advisor, if any.

At the November Meeting, Symphony made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties under the Investment Company Act of 1940, as amended and the general principals of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory contracts. It is with this background that the Trustees considered the Amended Symphony Sub-Advisory Agreement and the Tradewinds Sub-Advisory Agreement. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Sub-Advisor; (b) performance information of the Fund and the Sub-Advisor (as described below); (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In reviewing the Sub-Advisors, the Trustees considered the nature, extent and quality of the respective Sub-Advisor's services. As Symphony already serves as a sub-advisor to the Funds and Tradewinds serves as sub-advisor to other Nuveen funds overseen by the Trustees, the Board has a good understanding of each Sub-Advisor's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Advisor's personnel. At the November Meeting or at prior meetings, the Trustees have reviewed materials outlining, among other things, the Sub-Advisor's organization and business; the types of services that the respective Sub-Advisor will provide to the Funds under the revised investment mandates; the experience of the Sub-Advisor with respect to the investment strategies; and hypothetical as well as actual performance of the Sub-Advisor with respect to its investment strategies (as described in further detail below). The Trustees noted that NAM recommended the Sub-Advisors and considered the basis for such recommendation. At prior meetings, the Board has also reviewed an evaluation from NAM of each Sub-Advisor which outlined, among other things, the Sub-Advisor's organizational history, client base, product mix, investment team and any changes thereto, investment process, and performance (as applicable). Given the Trustees' experience with the Funds (including any other Nuveen funds advised by the Sub-Advisor) and each Sub-Advisor, the Trustees recognized and considered the quality of their investment processes in making portfolio management decisions.

Disclosure for NUVEEN
  PREFERRED AND CONVERTIBLE INCOME FUNDS (continued)

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to each Sub-Advisor, the independent Trustees noted that each respective Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Advisor was not expected to supply other significant administrative services to the Funds.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services expected to be provided to the Funds under the Tradewinds Sub-Advisory Agreement and Amended Symphony Sub-Advisory Agreement, as applicable, were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND SUB-ADVISORS
The Trustees recognized that the changes to the investment mandates are seeking, in part, to enhance portfolio returns thus limiting some of the usefulness of reviewing the Fund's past performance record. Accordingly, the Trustees have reviewed hypothetical model performance of the investment strategies as well as hypothetical and more recent actual performance of the respective Sub-Adviser with respect to its investment strategies. The Trustees are also familiar with the performance records of the respective Sub-Adviser with respect to other funds it advises.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the advisory fees, the Board recognized that the overall advisory fee paid by the Funds will not change as a result of the addition of Tradewinds as a Sub-Advisor and the increased fee for Symphony. Rather, NAM will pay the sub-advisory fees out of the management fees it receives from the Funds. With respect to the overall advisory fees and expenses of the Fund, the Trustees have previously reviewed, among other things, the respective Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds. With respect to the sub-advisory fees, the Trustees reviewed the proposed sub-advisory fee for Tradewinds, the revised sub-advisory fee schedule for Symphony and the fees received by each from other funds they advise. At prior meetings, the Trustees have also reviewed the pricing schedule that the Sub-Advisor (or its predecessor) charges for similar investment management services for other client accounts or fund sponsors.

   Based on their review of the fee and service information provided, the Trustees determined that the proposed sub-advisory fees for the respective Sub-Advisor was acceptable.

   2. PROFITABILITY
   In conjunction with its review of fees at prior meetings, the Trustees have considered the profitability of Nuveen for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisors including Tradewinds and Symphony). As noted, the overall advisory fees paid by the Funds will not change as a result of the proposed changes to the Funds' sub-advisory arrangements. At prior meetings, the Trustees have reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. In considering profitability, the Trustees have recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Based on their review, the Trustees recognized that the Sub-Advisors are wholly-owned subsidiaries of Nuveen, the advisory fees paid to NAM are not changing, and therefore the level of profitability to Nuveen should remain the same and appears reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Sub-Advisor and its affiliates (including NAM) as well as any indirect benefits (such as soft dollar arrangements, if any) they expect to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE With respect to economies of scale, the Trustees have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have previously reviewed and considered the breakpoints in the Fund's advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, the Board had also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. As noted, each Fund's overall advisory fee schedule including the breakpoints applicable to the fees paid by the Fund will not change as a result of the proposed changes to the Funds' sub-advisory arrangements. The Trustees had concluded that such breakpoint schedule and complex-wide fee arrangement continues to be acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits the Sub-Advisor or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees recognized revenues received by affiliates of NAM and the Sub-Advisors for serving as agent at Nuveen's preferred trading desk.

In addition to the above, the Trustees considered whether the Sub-Advisor received any benefits from soft dollar arrangements. The Trustees recognized that Tradewinds may engage in soft dollar arrangements and that such Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the respective Fund's portfolio transactions. The Trustees noted that such Sub-Advisor's profitability may be lower if it was required to pay for this research with hard dollars. With respect to Symphony, Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

F. OTHER CONSIDERATIONS
In addition to the above, the Trustees recognized that the modifications in the Funds' investment strategies would result in changes to the Funds' portfolio management. As noted above, the Trustees considered the Sub-Advisers' experience in light of the Funds' new investment mandates. However, the Trustees recognized that the Sub-Advisers are affiliated with Nuveen and will be managing assets that were formerly managed by a sub-adviser unaffiliated with Nuveen. As Nuveen pays the Sub-Advisers out of the management fee it receives from the Funds, the Trustees considered the benefit to Nuveen that it will be retaining more of the management fees through its affiliated Sub-Advisers when the Board evaluated the sub-advisory arrangements and fee structures.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Tradewinds Sub-Advisory Agreement and Symphony's Amended Sub-Advisory Agreement were fair and reasonable, that the respective Sub-Advisor's fees are reasonable in light of the services provided to each Fund, and that the Trustees recommend that shareholders approve such Sub-Advisory Agreements.

Reinvest Automatically
       EASILY AND CONVENIENTLY

NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO
SET UP YOUR REINVESTMENT ACCOUNT.


The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

AUTOMATIC DIVIDEND
     REINVESTMENT PLAN

NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

The Fund is amending the terms and conditions of its Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective with the close of business on December 1, 2006. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

                                     Notes

OTHER USEFUL
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

DISTRIBUTION INFORMATION

Nuveen Preferred and Convertible Income Fund (JPC) and Nuveen Preferred and Convertible Income Fund 2 (JQC) designate 21.23% and 17.79%, respectively, of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 25.58% and 21.97%, respectively, as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, JPC and JQC repurchased 432,200 and 511,200 common shares, respectively. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

(BACK COVER PHOTO)

       NUVEEN INVESTMENTS:

       SERVING INVESTORS
                                FOR GENERATIONS

       Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

       Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

       WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

       Managing $162 billion in assets, as of December 31, 2006, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, NWQ a leader in global equities.

       FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

       To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

       Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                                                      LEARN MORE
                                                           ABOUT NUVEEN FUNDS AT
                                                              WWW.NUVEEN.COM/CEF

 - Share prices
 - Fund details
 - Daily financial news
 - Investor education
 - Interactive planning tools
                                                                     EAN-F-1206D

                                                                     NUVEEN LOGO

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                 Nuveen Preferred and Convertible Income Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                      TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)   BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------
December  31, 2006                      $ 25,269               $ 0                $   800               $ 3,950
----------------------------------------------------------------------------------------------------------------------
Percentage approved                            0%                0%                     0%                    0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------
December 31, 2005                       $ 23,698               $ 0                $ 4,307               $ 3,750
----------------------------------------------------------------------------------------------------------------------
Percentage approved                            0%                0%                     0%                    0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".



                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                    AUDIT-RELATED FEES      TAX FEES BILLED TO          ALL OTHER FEES
                                    BILLED TO ADVISER AND       ADVISER AND            BILLED TO ADVISER
                                      AFFILIATED FUND         AFFILIATED FUND         AND AFFILIATED FUND
                                     SERVICE PROVIDERS       SERVICE PROVIDERS (1)      SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------
December  31, 2006                        $ 0                     $ 5,400                      $ 0
-----------------------------------------------------------------------------------------------------------
Percentage approved                         0%                          0%                       0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------
December 31, 2005                         $ 0                     $ 4,950                      $ 0
-----------------------------------------------------------------------------------------------------------
Percentage approved                         0%                          0%                       0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $288,000 in 2006 and $282,575 in 2005.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE       TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS      BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE     AFFILIATED FUND SERVICE
                                    TOTAL NON-AUDIT FEES      OPERATIONS AND FINANCIAL      PROVIDERS (ALL OTHER
                                     BILLED TO FUND            REPORTING OF THE FUND)           ENGAGEMENTS)            TOTAL
-------------------------------------------------------------------------------------------------------------------------------
December  31, 2006                         $ 4,750                     $ 5,400                      $ 0               $ 10,150
December 31, 2005                          $ 8,057                     $ 4,950                      $ 0               $ 13,007



"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


The Adviser has engaged Spectrum Asset Management, Inc. ("Spectrum"), Froley, Revy Investment Company Inc. ("Froley, Revy") and Symphony Asset Management, LLC ("Symphony") (Spectrum, Froley, Revy and Symphony are also collectively referred to as "Sub-Advisers") as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor each Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Advisers' proxy voting policies and procedures are summarized as follows:

SYMPHONY

Symphony uses the proxy voting services of Institutional Shareholder Services ("ISS"). The ISS Proxy Voting Services provide Symphony and its clients with an independent source of proxy voting research and services. The use of ISS is designed to offer client-centered proxy voting which minimizes conflicts of interests between Symphony's interests and those of its clients.

In order to monitor how ISS votes client proxies, Symphony has established a Proxy Voting Review Committee (the "Committee"). The Committee is composed of Symphony's Chief Operating Officer and its Chief Investment Officer. Each year, the Committee reviews ISS proxy voting policies and practices to determine whether such policies and practices are consistent with Symphony's fiduciary duty to the clients for whom Symphony is responsible for voting proxies. During the year, the Committee review how ISS votes on specific issues. From time to time, the Committee discusses the proxy voting process with representatives of ISS in order to ensure that Symphony's client interests are being protected. When Symphony disagrees with ISS' policies with respect to certain issues, Symphony will direct the voting of its clients' proxies according to what Symphony believes is the best interests of its clients.

Clients who have questions about how particular proxies are voted for their account may request such information from Symphony by calling (415) 676-4000.

FROLEY, REVY

Froley, Revy will vote proxies upon a client's request as set forth in the Investment Management contract. Proxies will be voted in the best interests of the account's participants and beneficiaries. Thus, the primary consideration in voting a proxy is the ultimate economic value of the stock based on Froley, Revy's independent analysis of the stock's investment potential. Froley, Revy utilizes a proxy committee. With respect to each proxy issue, the committee will analyze the economic impact on the company of voting in favor or against the proposal. The committee will vote based on the best ultimate long-term economic interest of the plan. Froley, Revy may determine not to vote proxies relating to certain securities if Froley, Revy determines it would be in its clients' overall best interest not to vote. If Froley, Revy manages the assets of a company or its pension plan and any of Froley, Revy's clients hold any securities of that company, to avoid conflicts of interest, the client will be asked to vote the proxy.

Clients that would like to obtain a copy of Froley, Revy's proxy policies and procedures and/or the voting history for their account may do so by writing to the offices of Froley, Revy Investment Co., Inc. at 10900 Wilshire Blvd. Suite 900, Los Angeles, CA 90024, Attn: Compliance Department.

SPECTRUM

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the "Voting Policy"), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected Institutional Shareholder Services, Inc. ("ISS") to assist with Spectrum's proxy voting responsibilities. Spectrum generally follows ISS standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, ISS prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for ISS, the CCO will require ISS to deliver additional information or certify that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of ISS' voting recommendations.

Spectrum may, on any particular proxy vote, diverge from ISS' guidelines or recommendations. In such a case, Spectrum's Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow ISS' guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

        - Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management's recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

        - Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

        -           Issues Having the Potential for Significant Economic Impact.
            Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors' cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client's best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum's and its affiliates' material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum's Compliance Department at
(203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. ("Spectrum") for the registrant's preferred securities investments, Froley Revy Investment Co. (Froley Revy) for the registrant's convertible securities and Symphony Asset Management, LLC ("Symphony") for the registrant's high yield, fixed income investments (Spectrum, Froley Revy and Symphony are also collectively referred to as "Sub-Advisers") as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:

SPECTRUM

Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHIES:

MARK A. LIEB - Mr. Lieb is Chief Financial Officer and is responsible for business development. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV -- Managing Director and Senior Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s. BSBA (Finance), Boston University School of Management.

BERNARD M. SUSSMAN - Mr. Sussman is Chief Investment Officer and Chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He was a Limited Partner at Goldman Sachs from December 1994 through November 1996. BS Industrial Relations and MBA Finance, Cornell University. NASD Series 55 "Equity Trader Limited Representative".


Item 8 (a)(2). Other Accounts Managed

                                  TYPE OF ACCOUNT                 NUMBER OF
PORTFOLIO MANAGER                     MANAGED                     ACCOUNTS             ASSETS*
-----------------------    --------------------------------       ---------        --------------
Phillip Jacoby             Separately Managed accounts               32            $2,482,964,695

                           Pooled Accounts                           16            $2,254,008,805

                           Registered Investment Vehicles            10            $7,981,784,022


Mark Lieb                  Separately Managed accounts               41            $2,491,238,774

                           Pooled Accounts                           16            $2,254,008,805

                           Registered Investment Vehicles            10            $7,981,784,022


Bernard Sussman            Separately Managed accounts               37            $2,488,012,550

                           Pooled Accounts                           16            $2,254,008,805

                           Registered Investment Vehicles            10            $7,981,784,022

POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

ITEM 8 (a)(3).  Fund Manager Compensation

All employees of Spectrum Asset Management are paid a base salary and discretionary bonus. The bonus is paid quarterly and may represent a significant proportion of an individual's total annual compensation. Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:

     - Changes in overall firm assets under management (employees have no direct incentive to increase assets)
     -   Portfolio performance relative to benchmarks
     -   Contribution to client servicing
     -   Compliance with firm and/or regulatory policies and procedures
     -   Work ethic
     -   Seniority and length of service
     -   Contribution to overall functioning of organization

ITEM 8 (a)(4).  OWNERSHIP OF JQC SECURITIES AS OF DECEMBER 31, 2006

-----------------------------------------------------------------------
NAME OF
PORTFOLIO                    DOLLAR RANGE OF EQUITY SECURITIES
MANAGER                      BENEFICIALLY OWNED IN FUND
-----------------------------------------------------------------------
Phillip Jacoby               $0
-----------------------------------------------------------------------
Mark Lieb                    $0
-----------------------------------------------------------------------
Bernard Sussman              $100,001-$500,000
-----------------------------------------------------------------------


FROLEY REVY

Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHY:

ANDREA REVY O'CONNELL, CFA, CIC, Senior Portfolio Manager, President and Chief Executive Officer of Froley, Revy Investment Co., Inc. since 2000.


Item 8 (a)(2). Other Accounts Managed

--------------------------------------------------------------------------------------------------------------------
(a)(1) Identify                    (a)(2) For each person identified in column (a)(1), provide number of
portfolio manager(s)               accounts other than the Funds managed by the person within each category below and the total assets in the accounts managed within each category below
--------------------------------------------------------------------------------------------------------------------
                                                                 Other Pooled
                                   Registered Investment         Investment
                                   Companies                     Vehicles                   Other Accounts*
--------------------------------------------------------------------------------------------------------------------
                                                     Total                       Total                      Total
                                   Number of        Assets        Number of     Assets       Number of     Assets
                                   Accounts       ($billions)     Accounts    ($billions)    Accounts    ($millions)
--------------------------------------------------------------------------------------------------------------------
Andrea Revy O'Connell                 2             $1.5             0             0            3          $927
--------------------------------------------------------------------------------------------------------------------
                                                                                            *No accounts pay fees
                                                                                             based on performance.
--------------------------------------------------------------------------------------------------------------------

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

ITEM 8 (a)(3).  Fund Manager Compensation

Froley, Revy's portfolio managers receive base compensation and benefits, which are competitive with the industry standards. Bonuses are a reflection of both the individual's contribution and firm wide profitability. Ms. O'Connell's compensation is not based on the performance of her portfolios and is not directly tied to the gathering of assets. Rather any increases in assets are reflected through overall firm profitability. Ms. O'Connell is a profit participant in the firm and her bonus is based on a percentage of net profitability (including all bonuses paid to employees).

Due to the complex and varying natures of the portfolios managed, there is no simple comparison to an index, nor is compensation tied to performance against an index in the short term. Over a longer cycle, however, actual over and under performance is evaluated.

ITEM 8 (a)(4).  OWNERSHIP OF JQC SECURITIES AS OF DECEMBER 31, 2006.

-------------------------------------------------------------------------------------------------------------
NAME OF
PORTFOLIO                              $1 -       $10,001-   $ 50,001-   $100,001-   $500,001-    OVER
MANAGER                        NONE    $10,000    $50,000    $100,000    $500,000    $1,000,000   $1,000,000
-------------------------------------------------------------------------------------------------------------
Andrea Revy O'Connell                                            X
-------------------------------------------------------------------------------------------------------------

SYMPHONY

Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHIES:

GUNTHER STEIN, Director of Fixed Income Strategies, Portfolio Manager

Gunther Stein is the lead portfolio manager for High Yield strategies at Symphony and is the lead portfolio manager of Symphony's senior loan asset management team. Prior to joining Symphony in 1999, Stein was a high yield portfolio manager at Wells Fargo Bank, where he was responsible for investing in public high yield bonds and bank loans and also managed a team of credit analysts. Stein joined Wells Fargo in 1993 as an Associate in its Loan Syndications/Leveraged Finance Group. Previously, Stein worked for four years as a euro-currency deposit trader with First Interstate Bank. He has also worked for Standard Chartered Bank, Mexico City and Citibank Investment Bank, London. He completed Wells Fargo's Credit Management Training program and holds an M.B.A. from the University of Texas, Austin. He graduated from the University of California at Berkeley with a B.A. in Economics.

LENNY MASON, Fixed-Income Portfolio Manager

Lenny Mason is a Fixed-Income Portfolio Manager for Symphony Asset Management LLC. His responsibilities include portfolio management for Symphony's high yield and bank loan strategies and credit research for its fixed income strategies. Prior to joining Symphony in 2001, Lenny was a Managing Director in FleetBoston's Technology & Communications Group where he headed its five-member Structuring and Advisory Team. He joined FleetBoston in 1995 as an Assistant Vice President in its Media & Communications Group. Before joining Fleet, Lenny worked for Wells Fargo Bank's Corporate Banking Group dealing primarily with leveraged transactions and for Coopers & Lybrand as an auditor. Lenny has an MBA in Finance from the University of Chicago, a BS in Accounting from Babson College. Lenny is a Certified Public Accountant.

DAVID T. WANG, Equity Portfolio Manager

David's responsibilities include design, research and implementation of Symphony's long-only strategies. David joined Symphony in 1994 from Barra, Inc. where he was a member of the Active Strategies Group. At Barra he was responsible for investment-strategy research, portfolio construction and rebalancing for several domestic and global equity funds. David received his MBA from the University of Illinois at Urbana-Champaign and holds a BS degree in Chemical Engineering from Tamkang University in Taipei.

IGOR LOTSVIN, EQUITY PORTFOLIO MANAGER

Igor is an Equity Portfolio Manager focusing on qualitative analysis. Igor joined Symphony from Franklin Templeton Investments where he served as a High-Yield/Distressed Securities Analyst specializing in the domestic and international cable sector, satellite television, financial services and real estate sectors. Prior to receiving his MBA from Harvard Business School in 2001, Igor was in the Business Advisory Group at Arthur Andersen. He co-authored The Capital Book, and has authored or co-authored over 80 explanatory memos on new accounting and technical developments. Igor received a BS in Accounting, graduating magna cum laude from San Francisco State University. He is a Certified Public Accountant and holds the Chartered Financial Analyst designation.


Item 8 (a)(2). Other Accounts Managed


                                     Gunther Stein     Lenny Mason      David Wang       Igor Lotsvin
(a) RICs
Number of accts                                 7                7               2                 2
Assets ($000s)                         $    1,420       $    1,420       $     155         $     192

(b) Other pooled accts
Non-performance fee accts

   Number of accts                              3                3               0                 -
   Assets ($000s)                      $      432       $      432       $       -         $       -
Performance fee accts
   Number of accts                              8                2               2
   Assets ($000s)                      $    1,175       $       66       $      28         $       -

(c) Other
Non-performance fee accts

   Number of accts                              2                1               6                 1
   Assets ($000s)                      $       30       $       37       $     965         $       3
Performance fee accts

   Number of accts                              2                -               -                 -
   Assets ($000s)                      $    295.3        $       -       $       -         $       -
Dollar amounts are in millions

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

ITEM 8 (a)(3).  Fund Manager Compensation

Symphony investment professionals receive competitive base salaries and participate in a bonus pool which is tied directly to the firm's operating income with a disproportionate amount paid to the managers responsible for generating the alpha. The bonus paid to investment personnel is based on acumen, overall contribution and strategy performance. However, there is no fixed formula which guides bonus allocations. Bonuses are paid on an annual basis. In addition, investment professionals may participate in an equity-based compensation pool.

ITEM 8 (a)(4).  OWNERSHIP OF JQC SECURITIES AS OF DECEMBER 31, 2006.

-----------------------------------------------------------------------------------------------------
NAME OF
PORTFOLIO                      $1 -       $10,001-   $50,001-    $100,001-   $500,001-    OVER
MANAGER                NONE    $10,000    $50,000    $100,000    $500,000    $1,000,000   $1,000,000
-----------------------------------------------------------------------------------------------------
Gunther Stein          X
-----------------------------------------------------------------------------------------------------
Lenny Mason            X
-----------------------------------------------------------------------------------------------------

<<<< TO BE COMPLETED >>>

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred and Convertible Income Fund 2
             -------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          ------------------------------------------
                           Jessica R. Droeger
                           Vice President and Secretary

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 9, 2007

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 9, 2007

* Print the name and title of each signing officer under his or her signature.